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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                    811-03826

AIM Sector Funds (Invesco Sector Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000     Houston, Texas 77046

(Address of principal executive offices)        (Zip code)

Sheri Morris     11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:	4/30

Date of reporting period:	04/30/16

Item 1. Report to Stockholders.

Annual Report to Shareholders	April 30, 2016

Invesco American Value Fund
Nasdaq:
A: MSAVX ■ B: MGAVX ■ C: MSVCX ■ R: MSARX ■ Y: MSAIX ■ R5: MSAJX ■ R6: MSAFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco American Value Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the
Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco American Value Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2016, Class A shares of Invesco American Value Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.62%
Class B Shares	-9.62
Class C Shares	-10.25
Class R Shares	-9.82
Class Y Shares	-9.36
Class R5 Shares	-9.26
Class R6 Shares	-9.19
S&P 500 Index▼ (Broad Market Index)	1.21
Russell Midcap Value Index▼ (Style-Specific Index)	-0.18
Lipper Mid-Cap Value Funds Index¢ (Peer Group Index)	-2.94
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer- related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

In the first half of the reporting period, US equity market performance was greatly affected by expectations of when, and whether, the US Federal Reserve (the

Fed) might raise interest rates – and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output. Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

    Stock selection in the industrials sector was the largest contributor to Fund performance versus its style-specific index, the Russell Midcap Value Index, for the fiscal year. Within the sector, Owens Corning and Masco were strong contributors to the Fund’s performance relative to its style-specific benchmark. During the reporting period, both companies benefited from improvement in residential construction. In particular, Owens Corning reported stronger sales and improving profitability for its asphalt roofing and insulation products. Masco reported strong results from its cabinet division, which drove earnings.

    Stock selection in the consumer staples sector also benefited the Fund’s performance relative to its style-specific benchmark. Within the sector, ConAgra Foods was a key contributor. During the reporting period, the company announced plans to exit its private-label business, which had increasingly been seen by investors as a drag on overall performance.

    Stock selection in the consumer discretionary sector was the largest detractor from the Fund’s returns relative to its style-specific index for the fiscal year, and a number of retail holdings in this sector were among the Fund’s largest detractors, including Fossil Group and Ascena Retail Group. Fossil Group reported weakening sales and earnings due to declining demand for watches and leather goods. The company also faced headwinds from the stronger US dollar and lowered its earnings guidance for its fiscal year. We eliminated our holdings in Fossil Group during the reporting period.

Portfolio Composition
By sector	% of total net assets

Financials	25.2%
Industrials	16.6
Consumer Discretionary	10.9
Health Care	10.7
Information Technology	10.6
Materials	7.6
Energy	7.4
Utilities	3.2
Consumer Staples	2.7
Telecommunication Services	2.7
Money Market Funds
Plus Other Assets Less Liabilities	2.4

Top 10 Equity Holdings*
% of total net assets

1. Johnson Controls, Inc.	3.7%
2. Universal Health Services, Inc.-Class B	3.5
3. HealthSouth Corp.	3.3
4. Forest City Realty Trust, Inc.-Class A	3.2
5. Willis Towers Watson PLC	3.1
6. Eastman Chemical Co.	3.0
7. Textron Inc.	3.0
8. Wintrust Financial Corp.	2.9
9. Devon Energy Corp.	2.8
10. ConAgra Foods, Inc.	2.8

Total Net Assets	$2.0 billion

Total Number of Holdings*	45

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2016.

4 Invesco American Value Fund

Within the consumer discretionary sector, DeVry Education Group detracted from the Fund’s performance relative to its style-specific index. During the reporting period, the Federal Trade Commission filed a lawsuit alleging that one of DeVry’s business units made false advertising claims, and the news hurt shares. In our opinion, this action brought about unforeseen risks that were difficult to quantify, and we reduced our position in DeVry during the reporting period.

Stock selection in the information technology (IT) sector also detracted from the Fund’s performance relative to its style-specific benchmark for the fiscal year. Teradata was the largest detractor in the sector. The company reported disappointing earnings due to shrinking margins and foreign currency headwinds.

In addition, stock selection in and an underweight allocation to the financials sector detracted from the Fund’s returns relative to its style-specific index for the fiscal year, due in part to the Fund’s underweight exposure to some of the stronger-performing stocks within the real estate industry. The Fund’s exposure to the insurance and diversified financials industries also drove underperformance within the sector for the reporting period, and Stifel Financial was a key detractor.

The energy sector detracted from the Fund’s performance relative to its style-specific index for the reporting period, and included one of the Fund’s largest individual detractors, Williams Companies. The company’s stock price suffered as continued low oil prices weighed on its shares. Low oil prices were also a cause for concern that Williams’ merger with Energy Transfer Equity (not a Fund holding) may not occur. In our view, however, the company is likely to continue to generate stable cash flows regardless of the ultimate outcome of the deal. We maintained our position in the company during the reporting period.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. Due to the continued strength of the US dollar, the use of currency forward contracts had a slight positive impact on the Fund’s performance relative to the Russell Midcap Value Index for the reporting period.

During the fiscal year, we increased our exposure to the materials and energy sectors and decreased exposure to the IT and financials sectors. At the end of the reporting period, our largest overweight allocations versus the style-specific benchmark remained in the industrials and health care sectors, while our largest underweight allocations were in the utilities and financials sectors.

The US equity markets experienced continued volatility during the reporting period as concerns about slow global economic growth, low oil prices and the uncertainty regarding the Fed’s stance on interest rates weighed on investors. We believe market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals may be reflected in those companies’ stock prices.

As always, we are committed to working to achieve positive returns for the Fund’s shareholders through an entire market cycle. Thank you for your continued investment in the Invesco American Value Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Copper Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco
American Value Fund. He joined Invesco in 2010. Mr. Copper earned a BA in economics and political science from Tulane University and an MBA from Baylor University.

John Mazanec Portfolio Manager, is co-lead manager of Invesco American Value Fund. He joined Invesco in 2010. Mr. Mazanec earned a BS from DePauw University and an MBA from Harvard University.

Sergio Marcheli Portfolio Manager, is manager of Invesco American Value Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

5 Invesco American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco American Value Fund

Average Annual Total Returns As of 4/30/16, including maximum applicable sales charges
Class A Shares
Inception (10/18/93)	8.97%
10 Years	6.04
5 Years	6.71
1 Year	-14.58

Class B Shares
Inception (8/1/95)	8.90%
10 Years	6.52
5 Years	7.65
1 Year	-13.78

Class C Shares
Inception (10/18/93)	8.46%
10 Years	5.86
5 Years	7.15
1 Year	-11.08

Class R Shares
Inception (3/20/07)	5.73%
5 Years	7.66
1 Year	-9.82

Class Y Shares
Inception (2/7/06)	7.45%
10 Years	6.90
5 Years	8.20
1 Year	-9.36

Class R5 Shares
10 Years	6.89%
5 Years	8.36
1 Year	-9.26

Class R6 Shares
10 Years	6.81%
5 Years	8.28
1 Year	-9.19

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen American Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen American Value Fund (renamed Invesco American Value Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (10/18/93)	8.86%
10 Years	6.00
5 Years	6.42
1 Year	-17.46

Class B Shares
Inception (8/1/95)	8.77%
10 Years	6.48
5 Years	7.35
1 Year	-16.66

Class C Shares
Inception (10/18/93)	8.34%
10 Years	5.82
5 Years	6.85
1 Year	-14.07

Class R Shares
Inception (3/20/07)	5.42%
5 Years	7.36
1 Year	-12.87

Class Y Shares
Inception (2/7/06)	7.18%
10 Years	6.86
5 Years	7.89
1 Year	-12.42

Class R5 Shares
10 Years	6.85%
5 Years	8.06
1 Year	-12.32

Class R6 Shares
10 Years	6.77%
5 Years	7.98
1 Year	-12.22

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 1.28%, 2.01%, 1.53%, 1.03%, 0.91% and 0.82%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.29%, 1.29%, 2.02%, 1.54%, 1.04%, 0.92% and 0.83%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco American Value Fund

Invesco American Value Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of April 30, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

continued on page 6

8                         Invesco American Value Fund

Schedule of Investments(a)

April 30, 2016

	Shares	Value
Common Stocks & Other Equity Interests–97.60%
Aerospace & Defense–2.95%
Textron Inc.	1,547,663	$59,863,605

Alternative Carriers–2.68%
Level 3 Communications, Inc.(b)	1,041,667	54,437,517

Apparel Retail–1.49%
Ascena Retail Group, Inc.(b)	3,431,099	30,227,982

Application Software–2.60%
Citrix Systems, Inc.(b)	645,076	52,793,020

Asset Management & Custody Banks–2.75%
American Capital Ltd.(b)	3,535,041	55,853,648

Auto Parts & Equipment–5.19%
Dana Holding Corp.	2,362,865	30,551,844
Johnson Controls, Inc.	1,806,460	74,787,444
	105,339,288

Automotive Retail–1.48%
Advance Auto Parts, Inc.	192,681	30,077,504

Broadcasting–2.24%
TEGNA Inc.	1,946,985	45,481,570

Building Products–3.87%
Masco Corp.	1,248,508	38,341,681
Owens Corning	873,466	40,240,578
	78,582,259

Communications Equipment–2.34%
Ciena Corp.(b)	2,823,189	47,514,271

Construction & Engineering–2.56%
Fluor Corp.	951,790	52,024,841

Construction Materials–2.58%
Eagle Materials Inc.	705,049	52,258,232

Diversified Banks–2.63%
Comerica Inc.	1,199,521	53,258,732

Diversified Chemicals–3.01%
Eastman Chemical Co.	799,982	61,102,625

Diversified REIT’s–3.21%
Forest City Realty Trust, Inc.–Class A	3,135,297	65,151,472

Education Services–0.49%
DeVry Education Group Inc.	574,359	9,965,129

Electric Utilities–2.26%
Edison International	648,774	45,874,809

Electronic Equipment & Instruments–2.07%
Keysight Technologies, Inc.(b)	1,610,219	41,994,511

Environmental & Facilities Services–2.18%
Clean Harbors, Inc.(b)	895,979	44,261,363

	Shares	Value
Health Care Facilities–8.40%
Brookdale Senior Living Inc.(b)	1,752,634	$32,353,624
HealthSouth Corp.	1,600,940	66,374,972
Universal Health Services, Inc.–Class B	536,823	71,762,499
	170,491,095

Heavy Electrical Equipment–1.07%
Babcock & Wilcox Enterprises, Inc.(b)	952,220	21,758,227

Industrial Machinery–2.70%
Ingersoll-Rand PLC	834,392	54,686,052

Insurance Brokers–5.19%
Arthur J. Gallagher & Co.	934,411	43,020,282
Willis Towers Watson PLC	498,035	62,204,572
	105,224,854

Investment Banking & Brokerage–1.77%
Stifel Financial Corp.(b)	1,091,900	35,934,429

IT Consulting & Other Services–2.05%
Teradata Corp.(b)	1,642,722	41,560,867

Life Sciences Tools & Services–2.34%
PerkinElmer, Inc.	940,605	47,425,304

Multi-Utilities–0.91%
CenterPoint Energy, Inc.	858,246	18,409,377

Oil & Gas Equipment & Services–3.08%
Amec Foster Wheeler PLC (United Kingdom)	3,200,822	23,249,214
Amec Foster Wheeler PLC–ADR (United Kingdom)	143,068	1,051,550
Baker Hughes Inc.	789,742	38,191,923
	62,492,687

Oil & Gas Exploration & Production–2.83%
Devon Energy Corp.	1,656,208	57,437,293

Oil & Gas Storage & Transportation–1.48%
Williams Cos., Inc. (The)	1,550,802	30,070,051

Packaged Foods & Meats–2.75%
ConAgra Foods, Inc.	1,254,372	55,894,816

Property & Casualty Insurance–2.50%
FNF Group	1,592,755	50,808,884

Regional Banks–7.12%
BB&T Corp.	1,547,825	54,762,048
Wintrust Financial Corp.	1,124,377	58,490,092
Zions Bancorp.	1,137,765	31,311,293
		144,563,433

Specialty Chemicals–2.00%
W.R. Grace & Co.(b)	528,379	40,516,102

Technology Hardware, Storage & Peripherals–1.50%
Diebold, Inc.	1,159,922	30,471,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Value Fund

	Shares	Value
Trucking–1.33%
Swift Transportation Co.(b)	1,618,892	$26,905,985
Total Common Stocks & Other Equity Interests (Cost $1,888,687,679)		1,980,712,985

Money Market Funds–2.43%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	24,664,281	24,664,281
Premier Portfolio–Institutional Class, 0.39%(c)	24,664,281	24,664,281
Total Money Market Funds (Cost $49,328,562)		49,328,562
TOTAL INVESTMENTS–100.03% (Cost $1,938,016,241)		2,030,041,547
OTHER ASSETS LESS LIABILITIES–(0.03)%		(550,420)
NET ASSETS–100.00%		$2,029,491,127

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Value Fund

Statement of Assets and Liabilities

April 30, 2016

Assets:
Investments, at value (Cost $1,888,687,679)	$1,980,712,985
Investments in affiliated money market funds, at value and cost	49,328,562
Total investments, at value (Cost $1,938,016,241)	2,030,041,547
Foreign currencies, at value (Cost $1,066)	1,080
Receivable for:
Investments sold	3,705,232
Fund shares sold	2,355,853
Dividends	899,234
Investment for trustee deferred compensation and retirement plans	160,099
Other assets	85,440
Total assets	2,037,248,485

Liabilities:
Payable for:
Investments purchased	1,822,831
Fund shares reacquired	4,341,748
Accrued fees to affiliates	1,301,143
Accrued trustees’ and officers’ fees and benefits	3,774
Accrued other operating expenses	104,172
Trustee deferred compensation and retirement plans	183,690
Total liabilities	7,757,358
Net assets applicable to shares outstanding	$2,029,491,127

Net assets consist of:
Shares of beneficial interest	$1,941,071,175
Undistributed net investment income	5,355,096
Undistributed net realized gain (loss)	(8,960,464)
Net unrealized appreciation	92,025,320
$2,029,491,127

Net Assets:
Class A	$1,122,286,353
Class B	$13,229,854
Class C	$103,705,555
Class R	$66,207,125
Class Y	$452,702,715
Class R5	$128,356,600
Class R6	$143,002,925

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	32,997,350
Class B	438,628
Class C	3,596,661
Class R	1,958,889
Class Y	13,219,488
Class R5	3,743,774
Class R6	4,167,206
Class A:
Net asset value per share	$34.01
Maximum offering price per share
(Net asset value of $34.01 ÷ 94.50%)	$35.99
Class B:
Net asset value and offering price per share	$30.16
Class C:
Net asset value and offering price per share	$28.83
Class R:
Net asset value and offering price per share	$33.80
Class Y:
Net asset value and offering price per share	$34.25
Class R5:
Net asset value and offering price per share	$34.29
Class R6:
Net asset value and offering price per share	$34.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Value Fund

Statement of Operations

For the year ended April 30, 2016

Investment income:
Dividends	$30,552,072
Dividends from affiliated money market funds	157,479
Total investment income	30,709,551

Expenses:
Advisory fees	14,484,857
Administrative services fees	455,742
Custodian fees	50,328
Distribution fees:
Class A	2,906,820
Class B	45,369
Class C	1,116,468
Class R	348,287
Transfer agent fees — A, B, C, R and Y	4,137,137
Transfer agent fees — R5	100,310
Transfer agent fees — R6	11,951
Trustees’ and officers’ fees and benefits	56,610
Registration and filing fees	166,888
Reports to shareholders	205,819
Professional services fees	53,765
Other	56,109
Total expenses	24,196,460
Less: Fees waived and expense offset arrangement(s)	(136,557)
Net expenses	24,059,903
Net investment income	6,649,648

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	29,488,588
Foreign currencies	(17,398)
Forward foreign currency contracts	(357,643)
29,113,547
Change in net unrealized appreciation (depreciation) of:
Investment securities	(264,733,403)
Foreign currencies	(4)
Forward foreign currency contracts	1,331,576
(263,401,831)
Net realized and unrealized gain (loss)	(234,288,284)
Net increase (decrease) in net assets resulting from operations	$(227,638,636)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Value Fund

Statement of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	2016	2015
Operations:
Net investment income	$6,649,648	$1,199,106
Net realized gain	29,113,547	201,995,974
Change in net unrealized appreciation (depreciation)	(263,401,831)	15,886,720
Net increase (decrease) in net assets resulting from operations	(227,638,636)	219,081,800

Distributions to shareholders from net investment income:
Class A	(267,252)	(613,761)
Class B	(4,958)	(16,516)
Class Y	(467,049)	(1,319,645)
Class R5	(104,916)	(325,932)
Class R6	(206,950)	(554,270)
Total distributions from net investment income	(1,051,125)	(2,830,124)

Distributions to shareholders from net realized gains:
Class A	(77,822,348)	(106,124,825)
Class B	(1,235,547)	(2,811,537)
Class C	(8,687,666)	(12,501,109)
Class R	(4,617,643)	(6,792,137)
Class Y	(34,116,638)	(45,549,460)
Class R5	(6,570,735)	(7,953,682)
Class R6	(9,743,181)	(11,526,107)
Total distributions from net realized gains	(142,793,758)	(193,258,857)

Share transactions–net:
Class A	83,722,233	138,903,115
Class B	(7,667,419)	(8,153,887)
Class C	651,894	14,522,097
Class R	1,561,228	8,342,862
Class Y	(1,702,438)	88,784,244
Class R5	47,360,783	21,493,373
Class R6	24,141,535	57,856,637
Net increase in net assets resulting from share transactions	148,067,816	321,748,441
Net increase (decrease) in net assets	(223,415,703)	344,741,260

Net assets:
Beginning of year	2,252,906,830	1,908,165,570
End of year (includes undistributed net investment income of $5,355,096 and $(182,493), respectively)	$2,029,491,127	$2,252,906,830

Notes to Financial Statements

April 30, 2016

NOTE 1—Significant Accounting Policies

Invesco American Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer

13                         Invesco American Value Fund

permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

14                         Invesco American Value Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

15                         Invesco American Value Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.72%
Next $535 million	0.715%
Next $31.965 billion	0.65%
Over $33 billion	0.64%

For the year ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2016, the Adviser waived advisory fees of $131,530.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2016, IDI advised the Fund that IDI retained $546,202 in front-end sales commissions from the sale of Class A shares and $12,370, $3,119 and $6,523 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2016, the Fund incurred $22,273 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco American Value Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,006,792,333	$23,249,214	$—	$2,030,041,547

NOTE 4—Derivative Investments

Effect of Derivative Investments for the year ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain (Loss):
Currency risk	$(357,643)
Change in Net Unrealized Appreciation:
Currency risk	1,331,576
Total	$973,933

The table below summarizes the eight month average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$35,756,664

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2016, the Fund engaged in securities purchases of $1,658,280.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,027.

17                         Invesco American Value Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
Ordinary income	$4,770,373	$25,686,688
Long-term capital gain	139,074,510	170,402,293
Total distributions	$143,844,883	$196,088,981

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$5,549,197
Net unrealized appreciation — investments	90,059,256
Net unrealized appreciation — other investments	14
Temporary book/tax differences	(686,098)
Post-October Capital Loss Deferral	(6,502,417)
Shares of beneficial interest	1,941,071,175
Total net assets	$2,029,491,127

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2016.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $611,189,125 and $565,714,072, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$283,078,048
Aggregate unrealized (depreciation) of investment securities	(193,018,792)
Net unrealized appreciation of investment securities	$90,059,256

Cost of investments for tax purposes is $1,939,982,291.

18                         Invesco American Value Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income distribution reclasses, on April 30, 2016, undistributed net investment income was decreased by $60,934 and undistributed net realized gain (loss) was increased by $60,934. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	7,137,696	$258,087,074	7,226,440	$296,023,552
Class B	16,426	533,330	19,476	720,125
Class C	699,117	21,849,862	632,344	22,658,243
Class R	823,663	29,130,609	928,011	37,908,590
Class Y	4,256,340	155,553,783	5,227,488	216,514,762
Class R5	2,050,968	72,210,351	842,999	34,561,483
Class R6	1,185,460	44,450,761	1,650,850	68,103,596

Issued as reinvestment of dividends:
Class A	2,278,232	74,938,723	2,706,420	101,988,957
Class B	41,391	1,207,602	80,954	2,729,314
Class C	294,279	8,222,165	363,182	11,854,250
Class R	141,203	4,615,933	180,809	6,791,196
Class Y	912,244	30,244,433	1,067,984	40,468,846
Class R5	199,420	6,618,773	218,268	8,276,970
Class R6	299,276	9,949,333	318,423	12,079,078

Automatic conversion of Class B shares to Class A shares:
Class A	180,123	6,522,318	190,640	7,816,260
Class B	(202,032)	(6,522,318)	(211,957)	(7,816,260)

Reacquired:
Class A	(7,323,337)	(255,825,882)	(6,486,291)	(266,925,654)
Class B	(88,825)	(2,886,033)	(102,261)	(3,787,066)
Class C	(978,954)	(29,420,133)	(561,259)	(19,990,396)
Class R	(906,869)	(32,185,314)	(891,108)	(36,356,924)
Class Y	(5,375,982)	(187,500,654)	(4,108,659)	(168,199,364)
Class R5	(846,727)	(31,468,341)	(527,549)	(21,345,080)
Class R6	(855,945)	(30,258,559)	(549,307)	(22,326,037)
Net increase in share activity	3,937,167	$148,067,816	8,215,897	$321,748,441

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco American Value Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/16	$40.44	$0.09	$(4.06)	$(3.97)	$(0.01)	$(2.45)	$(2.46)	$34.01	(9.62)%		$1,122,286	1.19	%(d)	1.20	%(d)	0.26	%(d)	28%
Year ended 04/30/15	40.11	0.00	4.23	4.23	(0.02)	(3.88)	(3.90)	40.44	11.27		1,242,480	1.19		1.20		0.01		34
Year ended 04/30/14	35.77	0.06	7.14	7.20	(0.12)	(2.74)	(2.86)	40.11	20.62		1,086,506	1.19		1.20		0.15		46
Year ended 04/30/13	30.90	0.17	4.86	5.03	(0.16)	—	(0.16)	35.77	16.35		846,516	1.22		1.23		0.54		28
Year ended 04/30/12	29.86	0.14	0.98	1.12	(0.08)	—	(0.08)	30.90	3.80		700,857	1.31		1.32		0.52		30
Class B
Year ended 04/30/16	36.18	0.08	(3.64)	(3.56)	(0.01)	(2.45)	(2.46)	30.16	(9.62	)(e)	13,230	1.19	(d)(e)	1.20	(d)(e)	0.26	(d)(e)	28
Year ended 04/30/15	36.28	0.00	3.80	3.80	(0.02)	(3.88)	(3.90)	36.18	11.27	(e)	24,302	1.19	(e)	1.20	(e)	0.01	(e)	34
Year ended 04/30/14	32.58	0.05	6.50	6.55	(0.11)	(2.74)	(2.85)	36.28	20.63	(e)	32,127	1.19	(e)	1.20	(e)	0.15	(e)	46
Year ended 04/30/13	28.15	0.16	4.42	4.58	(0.15)	—	(0.15)	32.58	16.33	(e)	36,720	1.22	(e)	1.23	(e)	0.54	(e)	28
Year ended 04/30/12	27.19	0.14	0.90	1.04	(0.08)	—	(0.08)	28.15	3.84	(e)	43,561	1.27	(e)	1.28	(e)	0.56	(e)	30
Class C
Year ended 04/30/16	34.95	(0.15)	(3.52)	(3.67)	—	(2.45)	(2.45)	28.83	(10.28	)(f)	103,706	1.93	(d)(f)	1.94	(d)(f)	(0.48	)(d)(f)	28
Year ended 04/30/15	35.41	(0.26)	3.68	3.42	—	(3.88)	(3.88)	34.95	10.44	(f)	125,201	1.92	(f)	1.93	(f)	(0.72	)(f)	34
Year ended 04/30/14	32.00	(0.20)	6.37	6.17	(0.02)	(2.74)	(2.76)	35.41	19.76	(f)	111,455	1.91	(f)	1.92	(f)	(0.57	(f)	46
Year ended 04/30/13	27.70	(0.06)	4.36	4.30	—	—	—	32.00	15.52		88,519	1.97		1.98		(0.21)		28
Year ended 04/30/12	26.89	(0.05)	0.86	0.81	—	—	—	27.70	3.01	(f)	76,053	2.03	(f)	2.04	(f)	(0.20	)(f)	30
Class R
Year ended 04/30/16	40.29	0.00	(4.04)	(4.04)	—	(2.45)	(2.45)	33.80	(9.82)		66,207	1.44	(d)	1.45	(d)	0.01	(d)	28
Year ended 04/30/15	40.06	(0.10)	4.21	4.11	—	(3.88)	(3.88)	40.29	10.97		76,594	1.44		1.45		(0.24)		34
Year ended 04/30/14	35.74	(0.04)	7.15	7.11	(0.05)	(2.74)	(2.79)	40.06	20.34		67,420	1.44		1.45		(0.10)		46
Year ended 04/30/13	30.87	0.10	4.86	4.96	(0.09)	—	(0.09)	35.74	16.08		58,086	1.47		1.48		0.29		28
Year ended 04/30/12	29.84	0.08	0.97	1.05	(0.02)	—	(0.02)	30.87	3.51		36,695	1.56		1.57		0.27		30
Class Y
Year ended 04/30/16	40.62	0.18	(4.07)	(3.89)	(0.03)	(2.45)	(2.48)	34.25	(9.36)		452,703	0.94	(d)	0.95	(d)	0.51	(d)	28
Year ended 04/30/15	40.26	0.11	4.24	4.35	(0.11)	(3.88)	(3.99)	40.62	11.55		545,456	0.94		0.95		0.26		34
Year ended 04/30/14	35.90	0.16	7.16	7.32	(0.22)	(2.74)	(2.96)	40.26	20.91		452,580	0.94		0.95		0.40		46
Year ended 04/30/13	31.01	0.25	4.88	5.13	(0.24)	—	(0.24)	35.90	16.65		285,560	0.97		0.98		0.79		28
Year ended 04/30/12	29.98	0.21	0.97	1.18	(0.15)	—	(0.15)	31.01	4.01		259,308	1.06		1.07		0.77		30
Class R5
Year ended 04/30/16	40.63	0.22	(4.07)	(3.85)	(0.04)	(2.45)	(2.49)	34.29	(9.26)		128,357	0.82	(d)	0.83	(d)	0.63	(d)	28
Year ended 04/30/15	40.28	0.15	4.24	4.39	(0.16)	(3.88)	(4.04)	40.63	11.66		95,082	0.82		0.83		0.38		34
Year ended 04/30/14	35.91	0.20	7.18	7.38	(0.27)	(2.74)	(3.01)	40.28	21.06		72,753	0.84		0.85		0.50		46
Year ended 04/30/13	31.02	0.29	4.89	5.18	(0.29)	—	(0.29)	35.91	16.81		26,519	0.86		0.87		0.90		28
Year ended 04/30/12	29.98	0.28	0.97	1.25	(0.21)	—	(0.21)	31.02	4.26		12,340	0.87		0.88		0.96		30
Class R6
Year ended 04/30/16	40.64	0.25	(4.07)	(3.82)	(0.05)	(2.45)	(2.50)	34.32	(9.19)		143,003	0.73	(d)	0.74	(d)	0.72	(d)	28
Year ended 04/30/15	40.28	0.19	4.25	4.44	(0.20)	(3.88)	(4.08)	40.64	11.77		143,793	0.73		0.74		0.47		34
Year ended 04/30/14	35.90	0.23	7.18	7.41	(0.29)	(2.74)	(3.03)	40.28	21.19		85,325	0.75		0.76		0.59		46
Year ended 04/30/13(g)	31.40	0.22	4.45	4.67	(0.17)	—	(0.17)	35.90	14.92		53,538	0.75	(h)	0.76	(h)	1.01	(h)	28

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $397,951,008 and sold of $108,111,947 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Mid-Cap Value Fund, Invesco Mid Cap Basic Value Fund and Invesco U.S. Mid Cap Value Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,162,728, $18,148, $113,406, $69,657, $511,795, $100,397 and $144,963 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.21% for the years ended April 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99%, 0.98%, 0.98% and 0.97% for the years ended April 30, 2016, 2015, 2014 and 2012, respectively.
(g)	Commencement date of September 24, 2012 for Class R6 shares.
(h)	Annualized.

20                         Invesco American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco American Value Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 22, 2016

Houston, Texas

21                         Invesco American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$965.20	$5.96	$1,018.80	$6.12	1.22%
B	1,000.00	965.30	5.96	1,018.80	6.12	1.22
C	1,000.00	962.20	9.46	1,015.22	9.72	1.94
R	1,000.00	964.20	7.18	1,017.55	7.37	1.47
Y	1,000.00	966.80	4.74	1,020.04	4.87	0.97
R5	1,000.00	967.40	4.06	1,020.74	4.17	0.83
R6	1,000.00	968.00	3.62	1,021.18	3.72	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22                         Invesco American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$139,074,510
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Capital Gains	$3,675,169

23                         Invesco American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco American Value Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	VK-AMVA-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2016

Invesco Comstock Fund
Nasdaq:
A: ACSTX ■ B: ACSWX ■ C: ACSYX ■ R: ACSRX ■ Y: ACSDX ■ R5: ACSHX ■ R6: ICSFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Comstock Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Comstock Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2016, Class A shares of Invesco Comstock Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Russell 1000 Value Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 4/30/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.90%
Class B Shares	-6.91
Class C Shares	-7.59
Class R Shares	-7.14
Class Y Shares	-6.67
Class R5 Shares	-6.57
Class R6 Shares	-6.48
S&P 500 Index▼ (Broad Market Index)	1.21
Russell 1000 Value Index▼ (Style-Specific Index)	-0.40
Lipper Large-Cap Value Funds Index¢ (Peer Group Index)	-2.15

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer-related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

In the first half of the reporting period, US equity market performance was greatly affected by expectations of when,

and whether, the US Federal Reserve (the Fed) might raise interest rates – and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output. Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

    Sector performance of the Russell 1000 Value Index was mixed, ranging from positive double-digit performance within defensive areas of the market, like the utilities sector, to negative returns in cyclical areas, like the energy and financials sectors. Stock selection was the main driver of Fund performance relative to its style-specific benchmark for the reporting period.

    Stock selection in the consumer staples sector contributed to the Fund’s performance relative to its style-specific benchmark. In the food, beverage and tobacco industry, Coca-Cola and ConAgra Foods were notable contributors. ConAgra Foods performed strongly after an activist investor took a large stake in the company and sought seats on the company’s board of directors. The company also reported earnings that exceeded analysts’ estimates, causing the stock to post double-digit returns for the fiscal year. We sold our holdings in ConAgra Foods before the close of the reporting period.

    Select stocks in the industrials sector performed well during the reporting period. However, being materially underweight the sector versus the style-specific benchmark offset any benefit to the Fund’s relative performance. Caterpillar, a relatively new holding in the Fund, was a large relative contributor in the sector.

    On the negative side, stock selection in the financials sector detracted from Fund’s relative performance for the reporting period. Fund holdings Citigroup and Morgan Stanley underperformed

Portfolio Composition
By sector	% of total net assets

Financials	28.3%
Energy	16.5
Consumer Discretionary	15.1
Information Technology	12.0
Health Care	10.2
Industrials	6.5
Consumer Staples	3.4
Materials	2.2
Telecommunication Services	1.4
Utilities	0.9
Money Market Funds
Plus Other Assets Less Liabilities	3.5

Top 10 Equity Holdings*
% of total net assets

1. Citigroup Inc.	4.7%
2. JPMorgan Chase & Co.	3.9
3. Bank of America Corp.	2.8
4. Carnival Corp.	2.8
5. Cisco Systems, Inc.	2.5
6. Suncor Energy, Inc.	2.4
7. Pfizer Inc.	2.1
8. Royal Dutch Shell PLC- Class A-ADR	2.1
9. Wells Fargo & Co.	1.9
10. Johnson Controls, Inc.	1.8

Total Net Assets	$12.1 billion

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2016.

4                Invesco Comstock Fund

both the sector and the Fund’s style-specific benchmark, posting negative double-digit returns. Although Morgan Stanley reported profits and revenues that beat analysts’ estimates, financial stocks in general declined in the latter part of the reporting period due to concerns about a prolonged low interest rate environment.

Weak stock selection in the health care sector was also a large detractor from the Fund’s performance relative to its style-specific benchmark. Notably, Express Scripts, a pharmacy benefits manager, and Novartis, a major European pharmaceuticals firm, were large detractors, both posting steep declines for the reporting period. In addition, not owning select pharmaceutical stocks, such as Johnson & Johnson, hurt the Fund’s relative performance, as that stock posted positive double-digit returns, outperforming the sector and the Fund’s style-specific benchmark.

Stock selection in and overweight exposure to the energy sector also hurt the Fund’s relative performance, mainly due to the declining price of oil. Weatherford International and Murphy Oil were two of the largest detractors within the sector relative to the Fund’s style-specific benchmark. Weatherford International experienced steep declines over the reporting period, along with other oil and gas service companies, due to near-to intermediate-term expectations of lower revenues. We sold our holdings in Murphy Oil before the close of the reporting period, using the proceeds to invest in more promising investments.

A material underweight allocation to the utilities sector impacted the Fund’s performance relative to its style-specific benchmark, as utilities was the benchmark’s top-performing sector. The portfolio has remained materially underweight in the utilities sector because we feel that utilities are generally overvalued, as investors have driven up stock prices in a quest for yield in a low interest rate environment.

We used currency forward contracts during the reporting period solely for the purpose of hedging currency exposure of non-US-based companies held in the Fund. The use of currency forward contracts had a negligible positive impact on the Fund’s relative performance versus the Russell 1000 Value Index for the reporting period.

Although the Fund was underweight the financials sector relative to its style-specific index at the close of the reporting period, we had a favorable view of banks and large diversified financial companies and were overweight these industries versus the Russell 1000 Value benchmark. Also, as of the close of the reporting period, the Fund was overweight in the energy sector compared to the style-specific benchmark. We have been taking advantage of weakness in the energy sector to add to the Fund’s energy holdings. The Fund’s holdings in each sector have a higher beta than that of its style-specific benchmark;1 therefore, the Fund should be more sensitive to broad moves in these sectors for the foreseeable future.

Thank you for your investment in Invesco Comstock Fund and for sharing our long-term investment horizon.

1	Beta is a measure of risk representing how a security is expected to respond to general market movements.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Kevin Holt Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer for Invesco US value disciplines, is lead manager of Invesco Comstock Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Graduate School of Business.

Devin Armstrong Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Comstock Fund. He joined Invesco in 2010.
Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA from Columbia University.

Charles DyReyes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Comstock Fund. He joined Invesco in 2015.
Mr. DyReyes earned a BS in finance from Lehigh University.

James (Jay) Warwick Portfolio Manager, is manager of Invesco Comstock Fund. He joined Invesco in 2010. Mr. Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

5 Invesco Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/06

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Real estate investment trust (REIT)risk/ real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
■	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the

US stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Comstock Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (10/7/68)	10.59%
10 Years	4.84
5 Years	7.14
1 Year	-12.04

Class B Shares
Inception (10/19/92)	9.41%
10 Years	5.27
5 Years	7.98
1 Year	-11.10

Class C Shares
Inception (10/26/93)	8.71%
10 Years	4.64
5 Years	7.55
1 Year	-8.43

Class R Shares
Inception (10/1/02)	8.45%
10 Years	5.17
5 Years	8.10
1 Year	-7.14

Class Y Shares
Inception (10/29/04)	6.57%
10 Years	5.70
5 Years	8.63
1 Year	-6.67

Class R5 Shares
10 Years	5.66%
5 Years	8.77
1 Year	-6.57

Class R6 Shares
10 Years	5.60%
5 Years	8.71
1 Year	-6.48

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Comstock Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Comstock Fund (renamed Invesco Comstock Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/7/68)	10.54%
10 Years	4.77
5 Years	7.16
1 Year	-12.69

Class B Shares
Inception (10/19/92)	9.30%
10 Years	5.19
5 Years	8.00
1 Year	-11.77

Class C Shares
Inception (10/26/93)	8.59%
10 Years	4.56
5 Years	7.57
1 Year	-9.11

Class R Shares
Inception (10/1/02)	8.25%
10 Years	5.09
5 Years	8.11
1 Year	-7.84

Class Y Shares
Inception (10/29/04)	6.32%
10 Years	5.62
5 Years	8.64
1 Year	-7.42

Class R5 Shares
10 Years	5.58%
5 Years	8.78
1 Year	-7.33

Class R6 Shares
10 Years	5.52%
5 Years	8.72
1 Year	-7.19

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.83%, 0.83%, 1.58%, 1.08%, 0.58%, 0.50% and 0.40%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.84%, 0.84%, 1.59%, 1.09%, 0.59%, 0.51% and 0.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                Invesco Comstock Fund

Invesco Comstock Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of April 30, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                Invesco Comstock Fund

Schedule of Investments(a)

April 30, 2016

	Shares	Value
Common Stocks & Other Equity Interests–96.52%
Aerospace & Defense–1.26%
Textron Inc.	3,933,617	$152,152,306

Aluminum–1.09%
Alcoa Inc.	11,740,697	131,143,585

Application Software–0.81%
Citrix Systems, Inc.(b)	1,191,561	97,517,352

Asset Management & Custody Banks–2.67%
Bank of New York Mellon Corp. (The)	3,364,967	135,406,272
State Street Corp.	2,990,134	186,285,348
		321,691,620

Auto Parts & Equipment–1.79%
Johnson Controls, Inc.	5,220,369	216,123,277

Automobile Manufacturers–1.78%
General Motors Co.	6,753,231	214,752,746

Biotechnology–0.92%
AbbVie Inc.	1,819,088	110,964,368

Broadcasting–0.52%
CBS Corp.–Class B	1,118,994	62,562,955

Cable & Satellite–2.91%
Comcast Corp.–Class A	3,418,417	207,703,017
Time Warner Cable Inc.	674,513	143,070,952
		350,773,969

Communications Equipment–2.50%
Cisco Systems, Inc.	10,949,192	300,993,288

Construction Machinery & Heavy Trucks–1.73%
Caterpillar Inc.	2,688,940	208,984,417

Consumer Finance–1.18%
Ally Financial Inc.(b)	7,985,185	142,216,145

Data Processing & Outsourced Services–0.84%
PayPal Holdings, Inc.(b)	2,600,287	101,879,245

Department Stores–0.87%
Kohl’s Corp.	2,359,747	104,536,792

Diversified Banks–13.75%
Bank of America Corp.	23,509,163	342,293,413
Citigroup Inc.	12,252,457	567,043,710
JPMorgan Chase & Co.	7,356,197	464,911,651
U.S. Bancorp	1,194,277	50,983,685
Wells Fargo & Co.	4,649,637	232,388,857
		1,657,621,316

Drug Retail–0.50%
CVS Health Corp.	594,373	59,734,486

	Shares	Value
Electric Utilities–0.95%
FirstEnergy Corp.	1,563,679	$50,960,299
PG&E Corp.	1,082,553	63,004,584
		113,964,883

Electrical Components & Equipment–1.14%
Emerson Electric Co.	2,517,865	137,550,965

Electronic Components–0.13%
Corning Inc.	862,218	16,097,610

General Merchandise Stores–1.22%
Target Corp.	1,851,726	147,212,217

Health Care Equipment–0.80%
Medtronic PLC	1,220,399	96,594,581

Health Care Services–0.88%
Express Scripts Holding Co.(b)	1,444,744	106,520,975

Hotels, Resorts & Cruise Lines–2.75%
Carnival Corp.	6,751,227	331,147,684

Hypermarkets & Super Centers–1.03%
Wal-Mart Stores, Inc.	1,856,094	124,117,006

Industrial Conglomerates–1.71%
General Electric Co.	6,697,477	205,947,418

Industrial Machinery–0.66%
Ingersoll-Rand PLC	1,218,331	79,849,414

Integrated Oil & Gas–8.99%
BP PLC–ADR (United Kingdom)	6,284,532	211,034,585
Chevron Corp.	2,030,431	207,469,440
Occidental Petroleum Corp.	1,595,478	122,293,389
Royal Dutch Shell PLC–Class A–ADR (United Kingdom)	4,782,551	252,949,122
Suncor Energy, Inc. (Canada)	9,892,274	290,536,087
		1,084,282,623

Integrated Telecommunication Services–0.99%
Frontier Communications Corp.	21,497,448	119,525,811

Internet Software & Services–2.05%
eBay Inc.(b)	6,649,510	162,447,529
Yahoo! Inc.(b)	2,312,704	84,644,967
		247,092,496

Investment Banking & Brokerage–2.27%
Goldman Sachs Group, Inc. (The)	669,883	109,934,499
Morgan Stanley	6,051,308	163,748,395
		273,682,894

Leisure Products–0.33%
Mattel, Inc.	1,272,194	39,552,511

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Comstock Fund

	Shares	Value
Life & Health Insurance–2.91%
Aflac, Inc.	2,458,900	$169,590,333
MetLife, Inc.	4,007,293	180,728,914
		350,319,247

Managed Health Care–1.11%
Anthem, Inc.	951,134	133,891,133

Movies & Entertainment–2.96%
Time Warner Inc.	774,968	58,231,095
Twenty-First Century Fox, Inc.–Class B	4,860,975	146,412,567
Viacom Inc.–Class B	3,738,533	152,906,000
		357,549,662

Multi-Line Insurance–0.30%
American International Group, Inc.	654,146	36,514,430

Oil & Gas Drilling–0.49%
Noble Corp. PLC (United Kingdom)	5,238,978	58,833,723

Oil & Gas Equipment & Services–2.68%
Halliburton Co.	2,944,412	121,633,660
Weatherford International PLC(b)	24,788,548	201,530,895
		323,164,555

Oil & Gas Exploration & Production–4.31%
Canadian Natural Resources Ltd. (Canada)	3,388,694	101,753,986
Devon Energy Corp.	4,802,272	166,542,793
Hess Corp.	2,489,539	148,426,315
QEP Resources Inc.	5,771,776	103,487,944
		520,211,038

Packaged Foods & Meats–0.39%
Mondelez International, Inc.–Class A	1,097,722	47,158,137

Paper Packaging–1.13%
International Paper Co.	3,145,123	136,089,472

Personal Products–0.54%
Unilever N.V.–New York Shares (United Kingdom)	1,492,894	65,717,194

Pharmaceuticals–6.45%
Merck & Co., Inc.	3,713,996	203,675,541
Novartis AG (Switzerland)	1,458,308	111,288,725
Pfizer Inc.	7,800,314	255,148,271
Roche Holding AG–ADR (Switzerland)	3,022,160	95,575,508
Sanofi–ADR (France)	2,741,543	112,677,417
		778,365,462

	Shares	Value
Property & Casualty Insurance–1.40%
Allstate Corp. (The)	2,586,993	$168,283,895

Regional Banks–3.81%
Citizens Financial Group Inc.	4,205,668	96,099,514
Fifth Third Bancorp	9,163,163	167,777,515
PNC Financial Services Group, Inc. (The)	2,227,534	195,532,934
		459,409,963

Semiconductors–1.37%
Intel Corp.	5,081,484	153,867,336
QUALCOMM, Inc.	228,293	11,533,362
		165,400,698

Soft Drinks–0.98%
Coca-Cola Co. (The)	2,640,143	118,278,406

Systems Software–2.41%
Microsoft Corp.	3,569,485	178,010,217
Symantec Corp.	6,785,987	112,952,754
		290,962,971

Technology Hardware, Storage & Peripherals–1.89%
HP Inc.	5,121,462	62,840,339
NetApp, Inc.	6,966,662	164,691,889
		227,532,228

Wireless Telecommunication Services–0.37%
Vodafone Group PLC (United Kingdom)	13,928,095	45,042,004
Total Common Stocks & Other Equity Interests (Cost $10,463,115,306)		11,639,511,173

Money Market Funds–3.72%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	224,011,666	224,011,666
Premier Portfolio–Institutional Class, 0.39%(c)	224,011,665	224,011,665
Total Money Market Funds (Cost $448,023,331)		448,023,331
TOTAL INVESTMENTS–100.24% (Cost $10,911,138,637)		12,087,534,504
OTHER ASSETS LESS LIABILITIES–(0.24)%		(29,429,569)
NET ASSETS–100.00%		$12,058,104,935

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Comstock Fund

Statement of Assets and Liabilities

April 30, 2016

Assets:
Investments, at value (Cost $10,463,115,306)	$11,639,511,173
Investments in affiliated money market funds, at value and cost	448,023,331
Total investments, at value (Cost $10,911,138,637)	12,087,534,504
Foreign currencies, at value (Cost $558)	570
Receivable for:
Investments sold	33,762,940
Fund shares sold	11,264,265
Dividends	14,356,856
Investment for trustee deferred compensation and retirement plans	789,697
Unrealized appreciation on forward foreign currency contracts outstanding	1,316,507
Other assets	189,228
Total assets	12,149,214,567

Liabilities:
Payable for:
Investments purchased	42,496,521
Fund shares reacquired	25,227,391
Accrued fees to affiliates	7,074,190
Accrued trustees’ and officers’ fees and benefits	14,478
Accrued other operating expenses	269,035
Trustee deferred compensation and retirement plans	939,479
Unrealized depreciation on forward foreign currency contracts outstanding	15,088,538
Total liabilities	91,109,632
Net assets applicable to shares outstanding	$12,058,104,935

Net assets consist of:
Shares of beneficial interest	$10,674,789,679
Undistributed net investment income	60,237,143
Undistributed net realized gain	160,512,052
Net unrealized appreciation	1,162,566,061
$12,058,104,935

Net Assets:
Class A	$6,613,286,009
Class B	$70,700,519
Class C	$532,229,809
Class R	$358,834,760
Class Y	$3,034,619,916
Class R5	$824,227,655
Class R6	$624,206,267

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	302,544,605
Class B	3,235,519
Class C	24,357,202
Class R	16,417,948
Class Y	138,813,358
Class R5	37,715,654
Class R6	28,569,210
Class A:
Net asset value per share	$21.86
Maximum offering price per share
(Net asset value of $21.86 ÷ 94.50%)	$23.13
Class B:
Net asset value and offering price per share	$21.85
Class C:
Net asset value and offering price per share	$21.85
Class R:
Net asset value and offering price per share	$21.86
Class Y:
Net asset value and offering price per share	$21.86
Class R5:
Net asset value and offering price per share	$21.85
Class R6:
Net asset value and offering price per share	$21.85

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Comstock Fund

Statement of Operations

For the year ended April 30, 2016

Investment income:
Dividends (net of foreign withholding taxes of $6,215,654)	$339,028,108
Dividends from affiliated money market funds	894,412
Total investment income	339,922,520

Expenses:
Advisory fees	46,889,188
Administrative services fees	856,193
Custodian fees	329,931
Distribution fees:
Class A	17,251,621
Class B	240,651
Class C	5,574,685
Class R	2,111,589
Transfer agent fees — A, B, C, R and Y	22,119,947
Transfer agent fees — R5	798,431
Transfer agent fees — R6	17,478
Trustees’ and officers’ fees and benefits	247,247
Registration and filing fees	348,782
Reports to shareholders	792,648
Professional services fees	144,871
Other	215,657
Total expenses	97,938,919
Less: Fees waived and expense offset arrangement(s)	(658,317)
Net expenses	97,280,602
Net investment income	242,641,918

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	542,944,808
Foreign currencies	115,775
Forward foreign currency contracts	(8,485,156)
534,575,427
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,763,484,572)
Foreign currencies	(41,474)
Forward foreign currency contracts	27,052,524
(1,736,473,522)
Net realized and unrealized gain (loss)	(1,201,898,095)
Net increase (decrease) in net assets resulting from operations	$(959,256,177)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Comstock Fund

Statement of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	2016	2015
Operations:
Net investment income	$242,641,918	$177,442,667
Net realized gain	534,575,427	1,111,773,592
Change in net unrealized appreciation (depreciation)	(1,736,473,522)	(150,243,228)
Net increase (decrease) in net assets resulting from operations	(959,256,177)	1,138,973,031

Distributions to shareholders from net investment income:
Class A	(105,206,606)	(122,928,936)
Class B	(1,437,179)	(2,579,547)
Class C	(4,505,794)	(5,461,975)
Class R	(5,356,689)	(6,136,587)
Class Y	(55,413,940)	(60,976,835)
Class R5	(15,019,301)	(14,742,092)
Class R6	(12,141,275)	(10,738,658)
Total distributions from net investment income	(199,080,784)	(223,564,630)

Distributions to shareholders from net realized gains:
Class A	(562,668,484)	—
Class B	(7,384,068)	—
Class C	(46,615,384)	—
Class R	(35,892,409)	—
Class Y	(254,406,075)	—
Class R5	(65,901,013)	—
Class R6	(49,927,542)	—
Total distributions from net realized gains	(1,022,794,975)	—

Share transactions–net:
Class A	122,928,142	(182,893,310)
Class B	(39,500,740)	(67,873,903)
Class C	(4,553,788)	4,767,420
Class R	(47,437,654)	120,809,421
Class Y	150,211,762	259,556,453
Class R5	131,211,582	147,522,534
Class R6	127,733,563	201,723,595
Net increase in net assets resulting from share transactions	440,592,867	483,612,210
Net increase (decrease) in net assets	(1,740,539,069)	1,399,020,611

Net assets:
Beginning of year	13,798,644,004	12,399,623,393
End of year (includes undistributed net investment income of $60,237,143 and $17,764,407, respectively)	$12,058,104,935	$13,798,644,004

Notes to Financial Statements

April 30, 2016

NOTE 1—Significant Accounting Policies

Invesco Comstock Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain

13                         Invesco Comstock Fund

circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

14                         Invesco Comstock Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Comstock Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.50%
Next $1 billion	0.45%
Next $1 billion	0.40%
Over $3 billion	0.35%

For the year ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2016, the Adviser waived advisory fees of $641,645.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2016, IDI advised the Fund that IDI retained $1,061,735 in front-end sales commissions from the sale of Class A shares and $22,092, $7,490 and $18,948 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16                         Invesco Comstock Fund

For the year ended April 30, 2016, the Fund incurred $38,839 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$11,946,916,992	$140,617,512	$—	$12,087,534,504
Forward Foreign Currency Contracts*	—	(13,772,031)	—	(13,772,031)
Total Investments	$11,946,916,992	$126,845,481	$—	$12,073,762,473

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$1,316,507	$(15,088,538)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$(8,485,156)
Change in Net Unrealized Appreciation:
Currency risk	27,052,524
Total	$18,567,368

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$1,108,665,189

17                         Invesco Comstock Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver			Receive
05/20/16	CIBC World Markets Corp.	CAD	101,066,905	USD	78,225,159	$80,541,160	$(2,316,001)
05/20/16	Deutsche Bank Securities Inc.	CAD	101,064,391	USD	78,259,556	80,539,156	(2,279,600)
05/20/16	Goldman Sachs International	CAD	101,064,390	USD	78,265,980	80,539,156	(2,273,176)
05/20/16	RBC Capital Markets Corp.	CAD	101,064,391	USD	78,253,497	80,539,156	(2,285,659)
05/20/16	CIBC World Markets Corp.	CHF	41,705,187	USD	43,845,966	43,518,453	327,513
05/20/16	Deutsche Bank Securities Inc.	CHF	41,705,159	USD	43,849,395	43,518,424	330,971
05/20/16	Goldman Sachs International	CHF	41,705,187	USD	43,844,814	43,518,453	326,361
05/20/16	RBC Capital Markets Corp.	CHF	41,705,187	USD	43,850,115	43,518,453	331,662
05/20/16	Barclays Bank PLC	EUR	62,272,744	USD	71,204,088	71,349,694	(145,606)
05/20/16	CIBC World Markets Corp.	EUR	62,272,743	USD	71,198,295	71,349,693	(151,398)
05/20/16	Deutsche Bank Securities Inc.	EUR	62,272,742	USD	71,202,591	71,349,692	(147,101)
05/20/16	Goldman Sachs International	EUR	62,274,139	USD	71,197,400	71,351,292	(153,892)
05/20/16	RBC Capital Markets Corp.	EUR	62,272,743	USD	71,195,182	71,349,693	(154,511)
05/20/16	CIBC World Markets Corp.	GBP	28,497,629	USD	51,575,689	52,959,836	(1,384,147)
05/20/16	Deutsche Bank Securities Inc.	GBP	28,497,379	USD	47,929,386	49,171,444	(1,242,058)
05/20/16	Goldman Sachs International	GBP	28,497,628	USD	50,563,532	51,851,598	(1,288,066)
05/20/16	RBC Capital Markets Corp.	GBP	7,089,236	USD	50,733,188	52,000,511	(1,267,323)
Total Open Forward Foreign Currency Contracts — Currency Risk							$(13,772,031)

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash
CIBC World Markets Corp.	$327,513	$(327,513)	$—	$—	$—
Deutsche Bank Securities Inc.	330,971	(330,971)	—	—	—
Goldman Sachs International	326,361	(326,361)	—	—	—
RBC Capital Markets Corp.	331,662	(331,662)	—	—	—
Total	$1,316,507	$(1,316,507)	$—	$—	$—

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash
Barclays Bank PLC	$145,606	$—	$—	$—	$145,606
CIBC World Markets Corp.	3,851,546	(327,513)	—	—	3,524,033
Deutsche Bank Securities Inc.	3,668,759	(330,971)	—	—	3,337,788
Goldman Sachs International	3,715,134	(326,361)	—	—	3,388,773
RBC Capital Markets Corp.	3,707,493	(331,662)	—	—	3,375,831
Total	$15,088,538	$(1,316,507)	$—	$—	$13,772,031

18                         Invesco Comstock Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,672.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
Ordinary income	$219,145,849	$223,564,630
Long-term capital gain	1,002,729,910	—
Total distributions	$1,221,875,759	$223,564,630

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$61,394,217
Undistributed long-term gain	162,560,671
Net unrealized appreciation — investments	1,169,220,330
Net unrealized appreciation (depreciation) — other investments	(57,775)
Temporary book/tax differences	(1,004,506)
Capital loss carryforward	(8,797,681)
Shares of beneficial interest	10,674,789,679
Total net assets	$12,058,104,935

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$2,171,613	$—	$2,171,613
April 30, 2018	6,626,068	—	6,626,068
	$8,797,681	$—	$8,797,681

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

19                         Invesco Comstock Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $1,791,394,255 and $2,127,222,093, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,087,018,377
Aggregate unrealized (depreciation) of investment securities	(917,798,047)
Net unrealized appreciation of investment securities	$1,169,220,330

Cost of investments for tax purposes is $10,918,314,174.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income distribution reclass, on April 30, 2016, undistributed net investment income was decreased by $1,088,398 and undistributed net realized gain was increased by $1,088,398. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	32,160,583	$742,312,009	42,805,803	$1,078,465,439
Class B	28,190	661,460	75,814	1,913,667
Class C	2,110,453	49,441,501	3,116,176	78,520,220
Class R	4,830,506	112,910,807	10,116,917	254,005,100
Class Y	25,974,703	595,989,119	36,967,146	932,318,975
Class R5	8,083,776	188,964,768	14,008,268	353,583,208
Class R6	9,355,472	215,842,096	10,727,401	269,985,707

Issued as reinvestment of dividends:
Class A	29,208,783	629,408,125	4,545,606	114,046,134
Class B	395,739	8,539,004	98,425	2,469,863
Class C	2,196,248	47,119,505	197,867	4,936,679
Class R	1,916,330	41,248,008	244,796	6,132,336
Class Y	13,674,987	295,158,296	2,318,380	58,209,277
Class R5	3,750,536	80,915,802	586,740	14,740,866
Class R6	2,876,832	62,068,817	428,023	10,738,658

Automatic conversion of Class B shares to Class A shares:
Class A	1,515,806	34,981,774	1,987,034	50,499,220
Class B	(1,516,131)	(34,981,774)	(1,987,504)	(50,499,220)

Reacquired:
Class A	(55,976,831)	(1,283,773,766)	(56,569,461)	(1,425,904,103)
Class B	(588,444)	(13,719,430)	(864,629)	(21,758,213)
Class C	(4,443,065)	(101,114,794)	(3,117,313)	(78,689,479)
Class R	(9,000,597)	(201,596,469)	(5,507,490)	(139,328,015)
Class Y	(32,245,007)	(740,935,653)	(28,950,685)	(730,971,799)
Class R5	(6,019,494)	(138,668,988)	(8,709,350)	(220,801,540)
Class R6	(6,526,230)	(150,177,350)	(3,126,203)	(79,000,770)
Net increase in share activity	21,763,145	$440,592,867	19,391,761	$483,612,210

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Comstock Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/16	$26.04	$0.44	$(2.29)	$(1.85)	$(0.36)	$(1.97)	$(2.33)	$21.86	(6.90)%		$6,613,286	0.84	%(d)	0.85	%(d)	1.87	%(d)	15%
Year ended 04/30/15	24.29	0.32	1.84	2.16	(0.41)	—	(0.41)	26.04	8.98		7,698,790	0.82		0.83		1.30		17
Year ended 04/30/14	20.25	0.36	3.96	4.32	(0.28)	—	(0.28)	24.29	21.47		7,356,633	0.81		0.82		1.59		11
Year ended 04/30/13	16.93	0.27	3.32	3.59	(0.27)	—	(0.27)	20.25	21.46		6,034,792	0.86		0.86		1.56		12
Year ended 04/30/12	17.20	0.25	(0.30)	(0.05)	(0.22)	—	(0.22)	16.93	(0.19)		5,473,149	0.88		0.88		1.55		17
Class B
Year ended 04/30/16	26.03	0.44	(2.29)	(1.85)	(0.36)	(1.97)	(2.33)	21.85	(6.91	)(e)	70,701	0.84	(d)(e)	0.85	(d)(e)	1.87	(d)(e)	15
Year ended 04/30/15	24.28	0.32	1.84	2.16	(0.41)	—	(0.41)	26.03	8.98	(e)	127,988	0.82	(e)	0.83	(e)	1.30	(e)	17
Year ended 04/30/14	20.23	0.32	3.97	4.29	(0.24)	—	(0.24)	24.28	21.31	(e)	184,409	0.96	(e)	0.97	(e)	1.44	(e)	11
Year ended 04/30/13	16.93	0.23	3.30	3.53	(0.23)	—	(0.23)	20.23	21.11		248,404	1.09		1.61		1.33		12
Year ended 04/30/12	17.20	0.25	(0.30)	(0.05)	(0.22)	—	(0.22)	16.93	(0.19	)(e)	343,166	0.88	(e)	0.88	(e)	1.55	(e)	17
Class C
Year ended 04/30/16	26.03	0.27	(2.29)	(2.02)	(0.19)	(1.97)	(2.16)	21.85	(7.59	)(f)	532,230	1.56	(d)(f)	1.57	(d)(f)	1.15	(d)(f)	15
Year ended 04/30/15	24.28	0.13	1.84	1.97	(0.22)	—	(0.22)	26.03	8.17		637,579	1.57		1.58		0.55		17
Year ended 04/30/14	20.24	0.19	3.96	4.15	(0.11)	—	(0.11)	24.28	20.57		589,910	1.56		1.57		0.84		11
Year ended 04/30/13	16.93	0.14	3.31	3.45	(0.14)	—	(0.14)	20.24	20.52		469,962	1.61		1.61		0.81		12
Year ended 04/30/12	17.20	0.13	(0.30)	(0.17)	(0.10)	—	(0.10)	16.93	(0.94)		448,866	1.63		1.63		0.80		17
Class R
Year ended 04/30/16	26.04	0.38	(2.29)	(1.91)	(0.30)	(1.97)	(2.27)	21.86	(7.14)		358,835	1.09	(d)	1.10	(d)	1.62	(d)	15
Year ended 04/30/15	24.29	0.26	1.84	2.10	(0.35)	—	(0.35)	26.04	8.71		486,154	1.07		1.08		1.05		17
Year ended 04/30/14	20.24	0.30	3.97	4.27	(0.22)	—	(0.22)	24.29	21.22		335,562	1.06		1.07		1.34		11
Year ended 04/30/13	16.93	0.23	3.31	3.54	(0.23)	—	(0.23)	20.24	21.11		220,443	1.11		1.11		1.31		12
Year ended 04/30/12	17.19	0.20	(0.28)	(0.08)	(0.18)	—	(0.18)	16.93	(0.38)		191,685	1.13		1.13		1.30		17
Class Y
Year ended 04/30/16	26.04	0.49	(2.28)	(1.79)	(0.42)	(1.97)	(2.39)	21.86	(6.67)		3,034,620	0.59	(d)	0.60	(d)	2.12	(d)	15
Year ended 04/30/15	24.29	0.39	1.84	2.23	(0.48)	—	(0.48)	26.04	9.26		3,422,401	0.57		0.58		1.55		17
Year ended 04/30/14	20.25	0.41	3.97	4.38	(0.34)	—	(0.34)	24.29	21.77		2,941,152	0.56		0.57		1.84		11
Year ended 04/30/13	16.93	0.32	3.31	3.63	(0.31)	—	(0.31)	20.25	21.76		2,151,816	0.61		0.61		1.81		12
Year ended 04/30/12	17.20	0.28	(0.29)	(0.01)	(0.26)	—	(0.26)	16.93	0.06		2,135,728	0.63		0.63		1.80		17
Class R5
Year ended 04/30/16	26.04	0.51	(2.29)	(1.78)	(0.44)	(1.97)	(2.41)	21.85	(6.61)		824,228	0.49	(d)	0.50	(d)	2.22	(d)	15
Year ended 04/30/15	24.29	0.41	1.84	2.25	(0.50)	—	(0.50)	26.04	9.36		830,574	0.49		0.50		1.63		17
Year ended 04/30/14	20.24	0.43	3.97	4.40	(0.35)	—	(0.35)	24.29	21.92		631,780	0.49		0.50		1.91		11
Year ended 04/30/13	16.93	0.34	3.31	3.65	(0.34)	—	(0.34)	20.24	21.85		398,311	0.49		0.49		1.93		12
Year ended 04/30/12	17.19	0.31	(0.28)	0.03	(0.29)	—	(0.29)	16.93	0.33		397,292	0.44		0.44		1.99		17
Class R6
Year ended 04/30/16	26.03	0.54	(2.29)	(1.75)	(0.46)	(1.97)	(2.43)	21.85	(6.48)		624,206	0.39	(d)	0.40	(d)	2.32	(d)	15
Year ended 04/30/15	24.28	0.44	1.83	2.27	(0.52)	—	(0.52)	26.03	9.46		595,160	0.39		0.40		1.73		17
Year ended 04/30/14	20.25	0.45	3.95	4.40	(0.37)	—	(0.37)	24.28	21.92		360,178	0.40		0.41		2.00		11
Year ended 04/30/13(h)	17.67	0.22	2.54	2.76	(0.18)	—	(0.18)	20.25	15.73		148,859	0.41	(g)	0.41	(g)	2.01	(g)	12

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $279,205,287 and sold of $89,253,686 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Large Cap Basic Value Fund, Invesco Value Fund and Invesco Value II into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $6,917,250, $96,261, $569,801, $422,318, $3,125,497, $797,546 and $611,096 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% for the years ended April 30, 2016 and April 30, 2015, 0.40% for the year ended April 30, 2014, 0.25% for the year ended April 30, 2012 for Class B shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97% for the year ended April 30, 2016 for Class C shares.
(g)	Annualized.
(h)	Commencement date September 24, 2012.

21                         Invesco Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Comstock Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 22, 2016

Houston, Texas

22                         Invesco Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$980.00	$4.23	$1,020.59	$4.32	0.86%
B	1,000.00	980.00	4.23	1,020.59	4.32	0.86
C	1,000.00	976.40	7.86	1,016.91	8.02	1.60
R	1,000.00	978.80	5.46	1,019.34	5.57	1.11
Y	1,000.00	981.30	3.00	1,021.83	3.07	0.61
R5	1,000.00	981.80	2.46	1,022.38	2.51	0.50
R6	1,000.00	1,017.60	2.06	1,022.82	2.06	0.41

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23                         Invesco Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,002,729,910
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$18,850,194

24                         Invesco Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Comstock Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	VK-COM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2016

Invesco Dividend Income Fund
Nasdaq:
A: IAUTX ■ B: IBUTX ■ C: IUTCX ■ Y: IAUYX ■ Investor: FSTUX ■ R5: FSIUX ■ R6: IFUTX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive.

The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Dividend Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

■   Assessing each portfolio management team’s investment performance within the context of the investment strategy   described in the fund’s prospectus.

■   Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

      We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Dividend Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2016, Class A shares of Invesco Dividend Income Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Dow Jones U.S. Select Dividend Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.72%
Class B Shares	9.92
Class C Shares	9.94
Class Y Shares	11.01
Investor Class Shares	10.69
Class R5 Shares	11.03
Class R6 Shares	11.13
S&P 500 Index▼ (Broad Market Index)	1.21
Dow Jones U.S. Select Dividend Index▼ (Style-Specific Index)	8.85
Russell 1000 Value Index▼ (Style-Specific Index)	-0.40
Lipper Equity Income Funds Index■ (Peer Group Index)	-0.46

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended April 30,

2016, the US economy improved slowly, although the recovery was uneven across sectors. The energy sector saw a continued slowdown as oil prices fell in response to increasing supply and slowing global demand. In contrast, continued low interest rates, increased availability of credit and a better employment picture all helped consumer-related sectors. In the fall of 2015, US markets rallied and the US Federal Reserve (the Fed) saw enough economic stabilization to raise interest rates. While there were large differences in returns among sectors, the S&P 500 Index, considered representative of the performance of the US stock market, finished the reporting period modestly higher.

    During the reporting period, the Fund pursued its objective of current income and long-term growth of capital by investing in above-market yielding stocks that may help investors earn income, preserve assets and build capital. We believe that dividend-paying stocks should provide a conservative foundation for investors’ portfolios, and we seek to enhance the value of dividend investing by identifying above-market yielding stocks with consistent and defensible dividends. Through fundamental research, we measure the strength and sustainability of a company’s dividend by analyzing its free cash flow potential over the next two to three years. We construct a portfolio that we believe provides above-average dividend income and the potential to build capital over the long term. We seek to manage portfolio risk utilizing careful stock selection, maintaining exposure to multiple sectors and employing a rigorous buy-and-sell discipline.

    During the reporting period, the consumer staples and utilities sectors contributed the most to overall Fund performance. Consumer staples holdings Campbell Soup and Altria Group were the largest contributors to Fund results for the fiscal year. Campbell Soup’s margins expanded significantly as the company achieved higher-than-expected cost savings at an accelerated pace. The company also increased its one-year and three-year cost savings targets. Utilities holdings TECO Energy and AGL Resources were also among the top contributors to Fund performance for the fiscal year. Shares of the two companies rose after both received separate offers to be acquired at values well above their stock prices at the time of the announcements.

    The Fund’s underweight position in the energy sector helped Fund results relative to the Dow Jones U.S. Select Dividend Index as energy was one of the worst performing sectors during the fiscal year. Valuations became more attractive in energy as a result of market volatility. We prudently added to our positions in the energy sector where our analysis of companies’ balance sheets and cash flows indicated the ability to withstand potential further asset value impairments in a protracted downturn.

    New opportunities also emerged in the industrials sector. While consumer-facing businesses within the sector generally held up during the reporting period, the more capital-intensive businesses with end-markets related to energy, construction and mining were under pressure. During the reporting period, we identified several investments that we believe were undervalued based on our view of their full cycle earnings power, have supportive free cash flow flexibility and also have opportunities to unlock value through portfolio restructuring.

    In the financials sector, the Fund’s holdings declined during the fiscal year, along with the sector in general. Waddell

Portfolio Composition
By sector	% of total net assets

Utilities	18.2%
Consumer Staples	15.4
Financials	9.8
Telecommunication Services	8.5
Energy	7.7
Industrials	6.3
Health Care	5.9
Consumer Discretionary	3.2
Materials	2.8
Information Technology	2.7
Money Market Funds Plus Other Assets Less Liabilities	19.5

Top 10 Equity Holdings*
% of total net assets

1. Suncor Energy, Inc.	2.7%
2. Coca-Cola Co. (The)	2.4
3. Merck & Co., Inc.	2.4
4. Kraft Heinz Co. (The)	2.3
5. AT&T Inc.	2.3
6. Weyerhaeuser Co.	2.2
7. Exxon Mobil Corp.	2.2
8. Verizon Communications Inc.	2.1
9. General Mills, Inc.	1.8
10. Prosperity Bancshares, Inc.	1.8

Total Net Assets	$1.4 billion

Total Number of Holdings*	61

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding	money market fund holdings.

Data presented here are as of April 30, 2016.

4 Invesco Dividend Income Fund

& Reed Financial and Federated Investors were among the largest detractors from Fund performance for the reporting period. Waddell & Reed Financial’s shares were under pressure due to personnel turnover and lagging performance in its flagship investment strategies. Select holdings in the consumer discretionary sector also declined during the reporting period including Marks & Spencer and Johnson Controls. We sold our position in Johnson Controls before the end of the reporting period.

    This profit cycle has seen the largest profit margin expansion in 50 years, despite a weaker-than-normal economic expansion versus previous cycles, as measured by gross domestic product growth from recession lows. A key question for us is how much of this margin expansion is structural, due to factors like better supply chain management, and how much was derived from cyclical benefits, including lower funding costs as a result of historically low interest rates. We are conservative with our expectations for continued profit growth as the market has witnessed an unprecedented period of global coordinated easing by central banks that has driven market valuations higher. In this environment, we remain diligent in our assessment of each investment’s risk-reward profile.

    At the close of the reporting period, the Fund was focused on companies that we believed were reasonably valued, had sustainable cash flows and that offered defensible dividends over the next few years. We believe the dividend income strategy is a valuable part of a portfolio, potentially helping investors earn income, preserve assets and build capital over the long-term.

    We thank you for your investment in Invesco Dividend Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Dividend Income
Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Robert Botard Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Dividend Income Fund. He joined
Invesco in 1993. Mr. Botard earned a BBA in finance and a BBA in international business from The University of Texas at Austin. He also earned a Master of International Management degree from the Thunderbird School of Global Management.

5                         Invesco Dividend Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/06

1	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.
2	Source: FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Dividend Income Fund

Average Annual Total Returns As of 4/30/16, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	8.38%
10 Years	7.69
5 Years	10.40
1 Year	4.65

Class B Shares
Inception (3/28/02)	8.36%
10 Years	7.65
5 Years	10.56
1 Year	4.92

Class C Shares
Inception (2/14/00)	3.27%
10 Years	7.50
5 Years	10.82
1 Year	8.94

Class Y Shares
10 Years	8.51%
5 Years	11.94
1 Year	11.01

Investor Class Shares
Inception (6/2/86)	8.68%
10 Years	8.30
5 Years	11.65
1 Year	10.69

Class R5 Shares
Inception (10/25/05)	8.93%
10 Years	8.75
5 Years	12.03
1 Year	11.03

Class R6 Shares
10 Years	8.43%
5 Years	11.92
1 Year	11.13

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal

Average Annual Total Returns As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	8.36%
10 Years	7.79
5 Years	11.11
1 Year	3.16

Class B Shares
Inception (3/28/02)	8.34%
10 Years	7.75
5 Years	11.27
1 Year	3.32

Class C Shares
Inception (2/14/00)	3.23%
10 Years	7.59
5 Years	11.53
1 Year	7.35

Class Y Shares
10 Years	8.60%
5 Years	12.66
1 Year	9.46

Investor Class Shares
Inception (6/2/86)	8.67%
10 Years	8.39
5 Years	12.37
1 Year	9.14

Class R5 Shares
Inception (10/25/05)	8.90%
10 Years	8.84
5 Years	12.74
1 Year	9.42

Class R6 Shares
10 Years	8.52%
5 Years	12.64
1 Year	9.55

value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.14%, 1.89%. 1.89%, 0.89%, 1.14%, 0.83% and 0.79% respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.24%, 1.99%, 1.99%, 0.99%, 1.24%, 0.85% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least August 31, 2016. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco Dividend Income Fund

Invesco Dividend Income Fund’s investment objective is current income and long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Dow Jones U.S. Select Dividend™ Index represent the country’s leading stocks by dividend yield.
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell

Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Equity Income Funds Index is an unmanaged index considered representative of equity income funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Dividend Income Fund

Schedule of Investments(a)

April 30, 2016

	Shares	Value
Common Stocks & Other Equity Interests–80.51%
Aerospace & Defense–2.13%
General Dynamics Corp.	72,170	$10,141,328
Lockheed Martin Corp.	87,568	20,349,052
		30,490,380

Air Freight & Logistics–0.38%
United Parcel Service, Inc.–Class B	51,066	5,365,505

Asset Management & Custody Banks–1.73%
Federated Investors, Inc.–Class B	503,644	15,915,150
Waddell & Reed Financial, Inc.–Class A	433,908	8,825,689
		24,740,839

Department Stores–0.46%
Marks & Spencer Group PLC (United Kingdom)	1,070,109	6,635,179

Drug Retail–0.91%
Walgreens Boots Alliance, Inc.	164,233	13,020,392

Electric Utilities–7.43%
American Electric Power Co., Inc.	125,360	7,960,360
Duke Energy Corp.	306,297	24,130,078
Exelon Corp.	499,423	17,524,753
Pinnacle West Capital Corp.	253,256	18,399,048
Portland General Electric Co.	625,934	24,862,099
Xcel Energy, Inc.	334,003	13,370,140
		106,246,478

Electrical Components & Equipment–2.27%
ABB Ltd. (Switzerland)	770,749	16,295,652
Emerson Electric Co.	295,898	16,164,908
		32,460,560

Food Distributors–1.00%
Sysco Corp.	309,768	14,271,012

Gas Utilities–4.61%
AGL Resources Inc.	150,413	9,906,200
National Fuel Gas Co.	318,947	17,701,559
Southwest Gas Corp.	262,591	17,044,782
WGL Holdings Inc.	314,315	21,338,845
		65,991,386

General Merchandise Stores–0.81%
Target Corp.	146,146	11,618,607

Household Products–2.10%
Kimberly-Clark Corp.	71,058	8,895,751
Procter & Gamble Co. (The)	263,218	21,089,026
		29,984,777

Industrial Machinery–1.55%
Kennametal Inc.	948,528	22,176,585

	Shares	Value
Integrated Oil & Gas–7.71%
Exxon Mobil Corp.	350,357	$30,971,559
Royal Dutch Shell PLC–Class B (United Kingdom)	650,810	17,088,332
Suncor Energy, Inc. (Canada)	1,298,826	38,120,701
TOTAL S.A. (France)	478,375	24,190,608
		110,371,200

Integrated Telecommunication Services–8.49%
AT&T Inc.	836,177	32,460,391
BT Group PLC (United Kingdom)	3,734,495	24,264,849
CenturyLink Inc.	333,302	10,315,697
Deutsche Telekom AG (Germany)	1,432,422	25,070,378
Verizon Communications Inc.	576,436	29,363,650
		121,474,965

Multi-Utilities–6.13%
CMS Energy Corp.	366,826	14,922,482
Dominion Resources, Inc.	236,412	16,896,366
DTE Energy Co.	120,213	10,718,191
National Grid PLC (United Kingdom)	763,174	10,892,849
Public Service Enterprise Group Inc.	342,833	15,814,886
Sempra Energy	60,061	6,207,304
TECO Energy, Inc.	443,344	12,311,663
		87,763,741

Packaged Foods & Meats–5.87%
Campbell Soup Co.	395,948	24,433,951
General Mills, Inc.	424,896	26,063,121
Kraft Heinz Co. (The)	429,409	33,523,960
		84,021,032

Paper Packaging–2.81%
International Paper Co.	561,863	24,311,812
Sonoco Products Co.	338,344	15,864,950
		40,176,762

Pharmaceuticals–5.87%
Bristol-Myers Squibb Co.	324,579	23,428,112
Eli Lilly and Co.	171,562	12,958,078
Johnson & Johnson	124,623	13,967,746
Merck & Co., Inc.	614,448	33,696,328
		84,050,264

Property & Casualty Insurance–1.48%
Travelers Cos., Inc. (The)	193,088	21,220,371

Regional Banks–4.41%
Cullen/Frost Bankers, Inc.	333,548	21,343,737
M&T Bank Corp.	133,172	15,756,911
Prosperity Bancshares, Inc.	492,547	25,991,705
		63,092,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dividend Income Fund

	Shares	Value
Restaurants–1.89%
Darden Restaurants, Inc.	167,669	$10,437,395
McDonald’s Corp.	131,477	16,630,526
		27,067,921

Semiconductors–2.69%
Linear Technology Corp.	293,267	13,044,516
Microchip Technology Inc.	523,405	25,432,249
		38,476,765

Soft Drinks–2.37%
Coca-Cola Co. (The)	755,426	33,843,085

Specialized REIT’s–2.18%
Weyerhaeuser Co.	970,749	31,180,458

Tobacco–3.23%
Altria Group, Inc.	351,811	22,062,068
Philip Morris International Inc.	245,378	24,076,489
		46,138,557
Total Common Stocks & Other Equity Interests (Cost $945,521,206)		1,151,879,174

	Shares	Value
Money Market Funds–19.79%
Liquid Assets Portfolio–Institutional Class, 0.44%(b)	141,573,826	$141,573,826
Premier Portfolio–Institutional Class, 0.39%(b)	141,573,827	141,573,827
Total Money Market Funds (Cost $283,147,653)		283,147,653
TOTAL INVESTMENTS–100.30% (Cost $1,228,668,859)		1,435,026,827
OTHER ASSETS LESS LIABILITIES–(0.30)%		(4,232,826)
NET ASSETS–100.00%		$1,430,794,001

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dividend Income Fund

Statement of Assets and Liabilities

April 30, 2016

Assets:
Investments, at value (Cost $945,521,206)	$1,151,879,174
Investments in affiliated money market funds, at value and cost	283,147,653
Total investments, at value (Cost $1,228,668,859)	1,435,026,827
Foreign currencies, at value (Cost $176,323)	179,017
Receivable for:
Fund shares sold	28,129,775
Dividends	2,021,070
Investment for trustee deferred compensation and retirement plans	119,385
Other assets	95,743
Total assets	1,465,571,817

Liabilities:
Payable for:
Investments purchased	31,444,815
Fund shares reacquired	1,204,019
Accrued fees to affiliates	644,220
Accrued trustees’ and officers’ fees and benefits	2,148
Accrued other operating expenses	73,888
Trustee deferred compensation and retirement plans	133,805
Unrealized depreciation on forward foreign currency contracts outstanding	1,274,921
Total liabilities	34,777,816
Net assets applicable to shares outstanding	$1,430,794,001

Net assets consist of:
Shares of beneficial interest	$1,220,094,269
Undistributed net investment income	290,527
Undistributed net realized gain	5,337,565
Net unrealized appreciation	205,071,640
$1,430,794,001

Net Assets:
Class A	$867,596,131
Class B	$6,746,484
Class C	$154,583,897
Class Y	$249,625,179
Investor Class	$88,691,315
Class R5	$550,537
Class R6	$63,000,458

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	38,872,020
Class B	301,399
Class C	6,841,475
Class Y	11,080,301
Investor Class	3,937,777
Class R5	24,661
Class R6	2,819,883
Class A:
Net asset value per share	$22.32
Maximum offering price per share
(Net asset value of $22.32 ÷ 94.50%)	$23.62
Class B:
Net asset value and offering price per share	$22.38
Class C:
Net asset value and offering price per share	$22.60
Class Y:
Net asset value and offering price per share	$22.53
Investor Class:
Net asset value and offering price per share	$22.52
Class R5:
Net asset value and offering price per share	$22.32
Class R6:
Net asset value and offering price per share	$22.34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dividend Income Fund

Statement of Operations

For the year ended April 30, 2016

Investment income:
Dividends (net of foreign withholding taxes of $163,705)	$24,165,475
Dividends from affiliated money market funds	277,946
Total investment income	24,443,421

Expenses:
Advisory fees	5,468,201
Administrative services fees	214,761
Custodian fees	36,435
Distribution fees:
Class A	1,283,019
Class B	80,422
Class C	760,597
Investor Class	187,039
Transfer agent fees — A, B, C, Y and Investor	1,286,582
Transfer agent fees — R5	207
Transfer agent fees — R6	837
Trustees’ and officers’ fees and benefits	33,434
Registration and filing fees	122,335
Reports to shareholders	79,920
Professional services fees	58,977
Other	34,120
Total expenses	9,646,886
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(384,512)
Net expenses	9,262,374
Net investment income	15,181,047

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $366,570)	18,927,212
Foreign currencies	(145,841)
Forward foreign currency contracts	(238,154)
18,543,217
Change in net unrealized appreciation (depreciation) of:
Investment securities	67,606,469
Foreign currencies	24,991
Forward foreign currency contracts	(1,012,573)
66,618,887
Net realized and unrealized gain	85,162,104
Net increase in net assets resulting from operations	$100,343,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dividend Income Fund

Statement of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	2016	2015
Operations:
Net investment income	$15,181,047	$11,822,636
Net realized gain	18,543,217	9,346,785
Change in net unrealized appreciation	66,618,887	30,844,284
Net increase in net assets resulting from operations	100,343,151	52,013,705

Distributions to shareholders from net investment income:
Class A	(10,154,258)	(7,691,634)
Class B	(98,189)	(145,819)
Class C	(927,378)	(668,968)
Class Y	(1,672,559)	(1,103,554)
Investor Class	(1,470,492)	(1,482,212)
Class R5	(4,711)	(12,438)
Class R6	(1,345,105)	(974,628)
Total distributions from net investment income	(15,672,692)	(12,079,253)

Distributions to shareholders from net realized gains:
Class A	(10,853,763)	(3,958,525)
Class B	(165,093)	(111,515)
Class C	(1,501,782)	(544,173)
Class Y	(1,035,782)	(566,808)
Investor Class	(1,626,499)	(738,661)
Class R5	(5,856)	(7,723)
Class R6	(1,329,498)	(422,224)
Total distributions from net realized gains	(16,518,273)	(6,349,629)

Share transactions–net:
Class A	411,511,840	56,814,324
Class B	(3,246,373)	(3,557,779)
Class C	86,032,465	16,828,623
Class Y	185,172,547	28,741,315
Investor Class	9,115,847	26,285
Class R5	503,726	(690,850)
Class R6	8,323,035	15,039,004
Net increase in net assets resulting from share transactions	697,413,087	113,200,922
Net increase in net assets	765,565,273	146,785,745

Net assets:
Beginning of year	665,228,728	518,442,983
End of year (includes undistributed net investment income of $290,527 and $(136,071), respectively)	$1,430,794,001	$665,228,728

Notes to Financial Statements

April 30, 2016

NOTE 1—Significant Accounting Policies

Invesco Dividend Income Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria

13                         Invesco Dividend Income Fund

are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

14                         Invesco Dividend Income Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Dividend Income Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least August 31, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.14%, 1.89%, 1.89%, 0.89%, 1.14%, 0.89% and 0.89%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on August 31, 2016. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2016, the Adviser waived advisory fees of $118,551 and reimbursed class level expenses of $180,370, $2,826, $26,732, $25,907 and $26,294 of Class A, Class B, Class C, Class Y and Investor Class shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2016, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption

16                         Invesco Dividend Income Fund

proceeds prior to remittance to the shareholder. During the year ended April 30, 2016, IDI advised the Fund that IDI retained $397,618 in front-end sales commissions from the sale of Class A shares and $7,540, $961 and $6,471 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2016, the Fund incurred $1,667 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,351,955,010	$83,071,817	$—	$1,435,026,827
Forward Foreign Currency Contracts*	—	(1,274,921)	—	(1,274,921)
Total Investments	$1,351,955,010	$81,796,896	$—	$1,433,751,906

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$—	$(1,274,921)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain (Loss):
Currency risk	$(238,154)
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(1,012,573)
Total	$(1,250,727)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$17,548,014

17                         Invesco Dividend Income Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/20/16	Citigroup Global Markets Inc.	CAD	7,493,118	USD	5,705,435	$5,971,336	$(265,901)
05/20/16	Citigroup Global Markets Inc.	EUR	7,192,940	USD	8,089,353	8,241,391	(152,038)
05/20/16	Deutsche Bank Securities Inc.	CAD	7,935,788	USD	6,048,289	6,324,103	(275,814)
05/20/16	Deutsche Bank Securities Inc.	EUR	6,808,579	USD	7,640,026	7,801,005	(160,979)
05/20/16	Goldman Sachs International	CAD	8,103,267	USD	6,194,562	6,457,569	(263,007)
05/20/16	Goldman Sachs International	EUR	7,077,783	USD	7,952,267	8,109,449	(157,182)
Total Open Forward Foreign Currency Contracts — Currency Risk							$(1,274,921)

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
Citigroup Global Markets Inc.	$417,939	$—	$—	$—	$417,939
Deutsche Bank Securities Inc.	436,793	—	—	—	436,793
Goldman Sachs International	420,189	—	—	—	420,189
Total	$1,274,921	$—	$—	$—	$1,274,921

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2016, the Fund engaged in securities sales of $3,470,198, which resulted in net realized gains of $366,570.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,832.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco Dividend Income Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
Ordinary income	$15,103,903	$13,226,341
Long-term capital gain	17,087,062	5,202,541
Total distributions	$32,190,965	$18,428,882

Tax Components of Net Assets at Period-End:

2016
Undistributed long-term gain	$5,074,867
Net unrealized appreciation — investments	206,347,645
Net unrealized appreciation (depreciation) — other investments	(11,407)
Temporary book/tax differences	(139,634)
Post-October deferrals	(571,739)
Shares of beneficial interest	1,220,094,269
Total net assets	$1,430,794,001
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2016.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $518,484,228 and $64,687,176, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$216,477,642
Aggregate unrealized (depreciation) of investment securities	(10,129,997)
Net unrealized appreciation of investment securities	$206,347,645

Cost of investments for tax purposes is $1,228,679,182.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on April 30, 2016, undistributed net investment income was increased by $918,243 and undistributed net realized gain was decreased by $918,243. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Dividend Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	23,155,095	$495,255,985	5,806,802	$119,134,915
Class B	45,769	985,278	48,043	997,548
Class C	4,575,659	99,778,343	1,245,063	25,967,572
Class Y	10,201,141	221,042,787	3,596,311	74,966,881
Investor Class	833,236	18,217,582	257,131	5,363,104
Class R5	25,368	541,396	3,933	79,231
Class R6	537,995	11,376,017	844,134	17,372,957

Issued as reinvestment of dividends:
Class A	899,704	18,705,560	498,025	10,190,879
Class B	11,767	244,100	11,523	236,070
Class C	101,394	2,127,305	49,988	1,036,129
Class Y	107,947	2,287,463	60,330	1,252,805
Investor Class	139,764	2,928,943	100,627	2,085,579
Class R5	505	10,487	991	20,115
Class R6	128,598	2,674,602	68,137	1,396,852

Automatic conversion of Class B shares to Class A shares:
Class A	151,581	3,226,925	148,152	3,060,361
Class B	(151,126)	(3,226,925)	(147,719)	(3,060,361)

Reacquired:
Class A	(5,016,182)	(105,676,630)	(3,668,065)	(75,571,831)
Class B	(59,164)	(1,248,826)	(83,740)	(1,731,036)
Class C	(740,023)	(15,873,183)	(486,102)	(10,175,078)
Class Y	(1,767,891)	(38,157,703)	(2,248,908)	(47,478,371)
Investor Class	(567,954)	(12,030,678)	(358,337)	(7,422,398)
Class R5	(2,232)	(48,157)	(37,665)	(790,196)
Class R6	(273,544)	(5,727,584)	(182,547)	(3,730,805)
Net increase in share activity	32,337,407	$697,413,087	5,526,107	$113,200,922

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Dividend Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/16	$21.03	$0.40	$1.77	$2.17	$(0.41)	$(0.47)	$(0.88)	$22.32	10.72%	$867,596	1.13	%(d)	1.17	%(d)	1.91	%(d)	9%
Year ended 04/30/15	19.88	0.41	1.37	1.78	(0.42)	(0.21)	(0.63)	21.03	9.07	413,896	1.12		1.22		1.99		4
Year ended 04/30/14	18.02	0.41	2.16	2.57	(0.48)	(0.23)	(0.71)	19.88	14.66	335,837	1.09		1.29		2.22		4
Year ended 04/30/13	16.93	0.50	2.21	2.71	(0.52)	(1.10)	(1.62)	18.02	16.83	262,332	1.26		1.34		2.87		66
Year ended 04/30/12	16.18	0.43	0.73	1.16	(0.41)	—	(0.41)	16.93	7.31	241,103	1.32		1.37		2.66		14
Class B
Year ended 04/30/16	21.09	0.25	1.77	2.02	(0.26)	(0.47)	(0.73)	22.38	9.87	6,746	1.88	(d)	1.92	(d)	1.16	(d)	9
Year ended 04/30/15	19.93	0.25	1.38	1.63	(0.26)	(0.21)	(0.47)	21.09	8.30	9,578	1.87		1.97		1.24		4
Year ended 04/30/14	18.07	0.27	2.16	2.43	(0.34)	(0.23)	(0.57)	19.93	13.76	12,479	1.84		2.04		1.47		4
Year ended 04/30/13	16.97	0.37	2.21	2.58	(0.38)	(1.10)	(1.48)	18.07	15.92	15,099	2.01		2.09		2.12		66
Year ended 04/30/12	16.22	0.31	0.73	1.04	(0.29)	—	(0.29)	16.97	6.50	18,620	2.07		2.12		1.91		14
Class C
Year ended 04/30/16	21.28	0.25	1.80	2.05	(0.26)	(0.47)	(0.73)	22.60	9.94	154,584	1.88	(d)	1.92	(d)	1.16	(d)	9
Year ended 04/30/15	20.11	0.26	1.39	1.65	(0.27)	(0.21)	(0.48)	21.28	8.29	61,818	1.87		1.97		1.24		4
Year ended 04/30/14	18.24	0.27	2.17	2.44	(0.34)	(0.23)	(0.57)	20.11	13.71	42,150	1.84		2.04		1.47		4
Year ended 04/30/13	17.11	0.37	2.24	2.61	(0.38)	(1.10)	(1.48)	18.24	15.99	27,793	2.01		2.09		2.12		66
Year ended 04/30/12	16.36	0.31	0.73	1.04	(0.29)	—	(0.29)	17.11	6.46	26,511	2.07		2.12		1.91		14
Class Y
Year ended 04/30/16	21.22	0.47	1.78	2.25	(0.47)	(0.47)	(0.94)	22.53	11.01	249,625	0.88	(d)	0.92	(d)	2.16	(d)	9
Year ended 04/30/15	20.06	0.47	1.37	1.84	(0.47)	(0.21)	(0.68)	21.22	9.34	53,878	0.87		0.97		2.24		4
Year ended 04/30/14	18.18	0.46	2.17	2.63	(0.52)	(0.23)	(0.75)	20.06	14.95	22,690	0.84		1.04		2.47		4
Year ended 04/30/13	17.07	0.54	2.24	2.78	(0.57)	(1.10)	(1.67)	18.18	17.16	5,146	1.01		1.09		3.12		66
Year ended 04/30/12	16.32	0.48	0.73	1.21	(0.46)	—	(0.46)	17.07	7.54	5,622	1.07		1.12		2.91		14
Investor Class
Year ended 04/30/16	21.22	0.41	1.78	2.19	(0.42)	(0.47)	(0.89)	22.52	10.69	88,691	1.13	(d)	1.17	(d)	1.91	(d)	9
Year ended 04/30/15	20.05	0.41	1.39	1.80	(0.42)	(0.21)	(0.63)	21.22	9.11	74,957	1.12		1.22		1.99		4
Year ended 04/30/14	18.18	0.41	2.17	2.58	(0.48)	(0.23)	(0.71)	20.05	14.61	70,853	1.09		1.29		2.22		4
Year ended 04/30/13	17.07	0.50	2.23	2.73	(0.52)	(1.10)	(1.62)	18.18	16.84	67,130	1.26		1.34		2.87		66
Year ended 04/30/12	16.32	0.44	0.73	1.17	(0.42)	—	(0.42)	17.07	7.28	62,707	1.32		1.37		2.66		14
Class R5
Year ended 04/30/16	21.04	0.47	1.75	2.22	(0.47)	(0.47)	(0.94)	22.32	10.98	551	0.84	(d)	0.85	(d)	2.20	(d)	9
Year ended 04/30/15	19.88	0.46	1.39	1.85	(0.48)	(0.21)	(0.69)	21.04	9.44	21	0.82		0.83		2.29		4
Year ended 04/30/14	18.03	0.45	2.15	2.60	(0.52)	(0.23)	(0.75)	19.88	14.87	671	0.84		0.87		2.47		4
Year ended 04/30/13	16.94	0.56	2.22	2.78	(0.59)	(1.10)	(1.69)	18.03	17.32	680	0.87		0.88		3.26		66
Year ended 04/30/12	16.19	0.51	0.72	1.23	(0.48)	—	(0.48)	16.94	7.77	8,692	0.85		0.86		3.13		14
Class R6
Year ended 04/30/16	21.05	0.49	1.77	2.26	(0.50)	(0.47)	(0.97)	22.34	11.13	63,000	0.74	(d)	0.75	(d)	2.30	(d)	9
Year ended 04/30/15	19.89	0.48	1.38	1.86	(0.49)	(0.21)	(0.70)	21.05	9.49	51,080	0.78		0.79		2.33		4
Year ended 04/30/14	18.04	0.46	2.15	2.61	(0.53)	(0.23)	(0.76)	19.89	14.89	33,762	0.82		0.83		2.49		4
Year ended 04/30/13(e)	17.55	0.34	1.58	1.92	(0.33)	(1.10)	(1.43)	18.04	11.58	21,141	0.89	(f)	0.89	(f)	3.24	(f)	66

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $95,656,625 and sold of $8,278,596 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Utility Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $513,208, $8,042, $76,060, $73,713, $74,816, $207 and $57,264 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

21                         Invesco Dividend Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Dividend Income Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 22, 2016

Houston, Texas

22                         Invesco Dividend Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,068.00	$5.76	$1,019.29	$5.62	1.12%
B	1,000.00	1,063.70	9.60	1,015.56	9.37	1.87
C	1,000.00	1,064.10	9.60	1,015.56	9.37	1.87
Y	1,000.00	1,069.20	4.48	1,020.54	4.37	0.87
Investor	1,000.00	1,067.40	5.76	1,019.29	5.62	1.12
R5	1,000.00	1,069.50	4.27	1,020.74	4.17	0.83
R6	1,000.00	1,069.90	3.76	1,021.23	3.67	0.73

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23                         Invesco Dividend Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$17,087,062
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Capital Gain Distributions	$495,003

24                         Invesco Dividend Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Dividend Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	I-DIVI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2016

Invesco Energy Fund
Nasdaq:
A: IENAX ■ B: IENBX ■ C: IEFCX ■ Y: IENYX ■ Investor: FSTEX ■ R5: IENIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive.

The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Energy Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

■   Assessing each portfolio management team’s investment performance within the context of the investment strategy   described in the fund’s prospectus.

■   Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

      We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Energy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2016, Class A shares of Invesco Energy Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the MSCI World Energy Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	-22.45%
Class B Shares*	-23.02
Class C Shares*	-23.03
Class Y Shares*	-22.26
Investor Class Shares*	-22.43
Class R5 Shares*	-22.10
S&P 500 Index▼ (Broad Market Index)	1.21
MSCI World Energy Index▼ (Style-Specific Index)	-15.64
Lipper Natural Resource Funds Index■ (Peer Group Index)	-19.98
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc. *Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Market conditions and your Fund

Global equities delivered negative returns for the fiscal year ended April 30, 2016. Factors affecting global equity markets’ performance included generally positive, but subdued economic growth, as well as varied monetary policies implemented by central banks around the world – and the effects those varied policies had on currencies.

    As the reporting period began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policies led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity- and materials-based economies – and companies in related sectors. Mixed economic data from the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty.

During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its equity markets triggered a selloff in global equity markets, particularly in already-vulnerable emerging markets. In the fall of 2015, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset those gains.

    The global economy continued to expand, albeit slowly, during the reporting period. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates. Oil prices, which are discussed in more detail later in the report, also had a significant impact on equity markets during the reporting period. While both developed and emerging equity markets finished the reporting period in negative territory, emerging markets lagged significantly.

    Energy stocks experienced steep losses during the fiscal year as a result of the sharp decline in energy prices. A combination of high production levels and weakened demand outlook led to further imbalances in supply and demand, causing energy prices to continue to decline. Energy prices were volatile during the reporting period, with crude oil hitting a high of $67 per barrel and a low of $28 per barrel.1 Natural gas hit a high of $3.02 and a low of $1.64 per thousand cubic feet during the reporting period.1 Toward the end of the reporting period, a willingness to consider freezing production by Middle East oil producers, continued capital expenditure cuts by US producers, and a weakening US dollar helped to revive energy prices from their lows. Crude oil and natural gas ended the reporting period at $48 per barrel and $2.18 per thousand cubic feet respectively.1

    For the reporting period, key detractors from performance relative to the Fund’s style-specific benchmark included security selection in, and overweight exposure to, the oil and gas exploration and production (E&P) industry and underweight exposure in the integrated oil and gas industry. Overweight exposure in the oil and gas drilling industry, as well as security selection in, and overweight exposure to, the oil and gas equipment and services industry, also detracted from the Fund’s relative performance. Conversely, a lack of holdings in the oil and gas storage and transportation and the coal and consumable fuels industries, as well as security selection in the oil and gas refining and marketing industry, was beneficial to the Fund’s relative performance for the fiscal year. A minor allocation to ancillary cash also helped Fund performance given losses in energy equities.

Portfolio Composition
By industry	% of total net assets

Oil & Gas Exploration & Production	52.7%
Integrated Oil & Gas	25.3
Oil & Gas Equipment & Services	13.6
Oil & Gas Drilling	4.0
Oil & Gas Refining & Marketing	1.6
Money Market Funds Plus Other Assets Less Liabilities	2.8

Top 10 Equity Holdings*
% of total net assets

1. Apache Corp.	5.3%
2. Concho Resources Inc.	4.6
3. Royal Dutch Shell PLC Class A-ADR	4.6
4. Devon Energy Corp.	4.6
5. Canadian Natural Resources Ltd.	4.3
6. Occidental Petroleum Corp.	4.1
7. Schlumberger Ltd.	4.0
8. Chevron Corp.	3.7
9. Core Laboratories N.V.	3.7
10. Suncor Energy, Inc.	3.6

Total Net Assets	$970.6 million

Total Number of Holdings*	34

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2016.

4 Invesco Energy Fund

    Top individual detractors from the Fund’s performance included Cobalt International Energy and Devon Energy. Cobalt is an independent E&P company that suffered from market concerns that the company’s $1.8 billion Angola asset sale to Sonangol (not a Fund holding) may not reach completion. At the close of the reporting period, the company still expected the transaction to close in May 2016. Devon is one of the largest independent E&P companies in North America. The company continued to reposition its asset portfolio by selling non-core assets in favor of high-returning, oil-growth properties in areas such as the Eagle Ford and Permian Basins. While Devon was relatively insulated from falling oil prices in 2015 due to its strong hedged position, continued oil price declines into 2016 raised concerns over the company’s unhedged cash flow outlook. In addition, Devon’s $2.4 billion of acquisitions to purchase assets in the STACK play and Powder River Basin in December 2015 raised market concerns over the company’s leverage profile.

    Conversely, the top individual contributors to Fund performance included Core Laboratories and Cameron International. Core Laboratories is an oilfield service firm that provides optimization technologies that increase energy production – a service that can be particularly beneficial for energy producers even in today’s low commodity price environment. During the reporting period, Cameron was acquired by Schlumberger in a deal that represented a 56% premium to Cameron’s pre-announcement closing stock price.2 The primary rationale for the merger was to create technology-driven growth by integrating Schlumberger’s reservoir and well technology with Cameron’s wellhead and surface technology into the industry’s first complete drilling and production system – fully enabled by Schlumberger’s expertise in instrumentation, data processing, software optimization/control and system integration.

    At the end of the fiscal year, the Fund had overweight exposure in independent E&P companies and oilfield equipment and service companies, relative to the Fund’s style-specific index. This positioning reflects our opinion of the areas with the best upside potential. Conversely, the Fund had significant underweight exposure to the integrated oil and gas industry, and no exposure to the coal and consumable fuels or the oil and gas storage and transportation industries. The MSCI World Energy Index is a market capitalization weighted index, which causes the largest integrated oil and gas companies to have a more significant weight in the index as compared to the Fund. Further, we believed the integrated companies were structurally unable to compete effectively in today’s unconventional oil and gas business, which we believe requires flexibility and lean manufacturing capabilities. At the end of the reporting period, integrated companies continued to struggle in these two areas.

    During the reporting period, it appeared to us that energy company capital expenditure cuts were beginning to lead to production declines. However, we believe it may still take time for energy prices to normalize. In our view, the disconnect between stock prices and energy fundamentals makes it less risky for companies to buy oil reserves in the equity market than to actively drill for oil. We continue to focus on fundamentals and have positioned the Fund for a turnaround in the commodity.

    We believe bottom-up fundamental analysis is key in generating long-term investment returns. Based on years of experience, we also believe that using a normalized commodity price based on the cost of marginal supply cancels out the “cloud of noise” associated with volatile commodity prices. We believe this allows us to effectively analyze a company’s NAV and cash flow generating capabilities – tangible aspects of a company that we believe create shareholder value.

    While oil prices may be headline news, the Fund should be considered a long-term investment. As always, thank you for your continued investment in Invesco Energy Fund.

1  Source: Bloomberg LP

2  Source: Schlumberger

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Norman MacDonald Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Energy Fund. He joined
Invesco in 2008. Mr. MacDonald earned a Bachelor of Commerce from the University of Windsor.

5                         Invesco Energy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/06

1	Source: FactSet Research Systems Inc.
2	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The MSCI World Energy Index is a free float-adjusted market-capitalization index that represents the energy segment in global developed market equity performance. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Natural Resource Funds Index is an unmanaged index considered representative of natural resource funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Energy Fund

Average Annual Total Returns As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	6.49%
10 Years	-0.37
5 Years	-8.67
1 Year	-26.71

Class B Shares
Inception (3/28/02)	6.47%
10 Years	-0.41
5 Years	-8.64
1 Year	-26.82

Class C Shares
Inception (2/14/00)	7.68%
10 Years	-0.56
5 Years	-8.33
1 Year	-23.79

Class Y Shares
10 Years	0.38%
5 Years	-7.41
1 Year	-22.26

Investor Class Shares
Inception (1/19/84)	7.85%
10 Years	0.19
5 Years	-7.63
1 Year	-22.43

Class R5 Shares
Inception (1/31/06)	0.46%
10 Years	0.60
5 Years	-7.28
1 Year	-22.10

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,

Average Annual Total Returns As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	5.49%
10 Years	-1.14
5 Years	-11.26
1 Year	-27.55

Class B Shares
Inception (3/28/02)	5.47%
10 Years	-1.18
5 Years	-11.23
1 Year	-27.67

Class C Shares
Inception (2/14/00)	6.81%
10 Years	-1.32
5 Years	-10.92
1 Year	-24.66

Class Y Shares
10 Years	-0.40%
5 Years	-10.03
1 Year	-23.15

Investor Class Shares
Inception (1/19/84)	7.41%
10 Years	-0.58
5 Years	-10.25
1 Year	-23.35

Class R5 Shares
Inception (1/31/06)	-0.89%
10 Years	-0.18
5 Years	-9.91
1 Year	-23.00

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class C, Class Y, Investor Class and Class R5 shares was 1.17%, 1.92%, 1.92%, 0.92%, 1.17%, and 0.80%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares was 1.18%, 1.93%, 1.93%, 0.93%, 1.18% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                         Invesco Energy Fund

Invesco Energy Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Energy sector risk. The Fund will concentrate its investments in the securities of issuers engaged primarily in energy-related industries. Changes in worldwide energy prices, exploration and production spending, government regulation, world events, economic conditions, exchange rates, transportation and storage costs and labor relations can affect companies in the energy sector. In addition, these companies are at an increased risk of civil liability and environmental damage claims, and are also subject to the risk of loss from terrorism and natural disasters.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco Energy Fund

Schedule of Investments(a)

April 30, 2016

	Shares	Value
Common Stocks & Other Equity Interests–97.19%
Integrated Oil & Gas–25.29%
BP PLC–ADR (United Kingdom)	931,577	$31,282,356
Cenovus Energy Inc. (Canada)	2,097,123	33,240,448
Chevron Corp.	350,117	35,774,955
Exxon Mobil Corp.	286,732	25,347,109
Occidental Petroleum Corp.	522,975	40,086,034
Royal Dutch Shell PLC–Class A–ADR (United Kingdom)	840,434	44,450,554
Suncor Energy, Inc. (Canada)	1,202,762	35,301,211
		245,482,667

Oil & Gas Drilling–4.05%
Ensco PLC–Class A	1,217,925	14,566,383
Helmerich & Payne, Inc.	374,173	24,740,319
		39,306,702

Oil & Gas Equipment & Services–13.55%
Core Laboratories N.V.	265,421	35,476,171
Halliburton Co.	257,622	10,642,365
Schlumberger Ltd.	485,237	38,983,940
Superior Energy Services, Inc.	947,643	15,977,261
Tidewater Inc.	697,196	6,107,437
Weatherford International PLC(b)	2,994,971	24,349,114
		131,536,288

Oil & Gas Exploration & Production–52.75%
Anadarko Petroleum Corp.	467,414	24,660,763
Apache Corp.	937,798	51,016,211
Cabot Oil & Gas Corp.	911,555	21,330,387
Canadian Natural Resources Ltd. (Canada)	1,377,140	41,352,062
Cobalt International Energy, Inc.(b)	7,879,118	25,449,551

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Concho Resources Inc.(b)	384,603	$44,679,331
Continental Resources, Inc.(b)	192,250	7,163,235
Devon Energy Corp.	1,280,555	44,409,647
EOG Resources, Inc.	395,777	32,699,096
Hess Corp.	563,036	33,568,206
Marathon Oil Corp.	1,012,190	14,261,757
Noble Energy, Inc.	929,607	33,568,109
Oasis Petroleum Inc.(b)	2,403,687	23,291,727
PrairieSky Royalty Ltd. (Canada)	1,195,629	25,173,143
Range Resources Corp.	774,063	34,143,919
Tullow Oil PLC (United Kingdom)(b)	6,932,649	28,611,679
Ultra Petroleum Corp.(b)	1,429,727	446,361
Whiting Petroleum Corp.(b)	2,178,974	26,147,688
		511,972,872

Oil & Gas Refining & Marketing–1.55%
Phillips 66	183,483	15,065,789
Total Common Stocks & Other Equity Interests (Cost $1,124,574,807)		943,364,318

Money Market Funds–2.70%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	13,089,967	13,089,967
Premier Portfolio–Institutional Class, 0.39%(c)	13,089,967	13,089,967
Total Money Market Funds (Cost $26,179,934)		26,179,934
TOTAL INVESTMENTS–99.89% (Cost $1,150,754,741)		969,544,252
OTHER ASSETS LESS LIABILITIES–0.11%		1,047,648
NET ASSETS–100.00%		$970,591,900

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Energy Fund

Statement of Assets and Liabilities

April 30, 2016

Assets:
Investments, at value (Cost $1,124,574,807)	$943,364,318
Investments in affiliated money market funds, at value and cost	26,179,934
Total investments, at value (Cost $1,150,754,741)	969,544,252
Foreign currencies, at value (Cost $43,140)	43,759
Receivable for:
Fund shares sold	3,698,015
Dividends	326,320
Investment for trustee deferred compensation and retirement plans	227,505
Other assets	61,311
Total assets	973,901,162

Liabilities:
Payable for:
Fund shares reacquired	2,168,846
Accrued fees to affiliates	760,318
Accrued trustees’ and officers’ fees and benefits	2,282
Accrued other operating expenses	112,318
Trustee deferred compensation and retirement plans	265,498
Total liabilities	3,309,262
Net assets applicable to shares outstanding	$970,591,900

Net assets consist of:
Shares of beneficial interest	$1,155,074,401
Undistributed net investment income	7,721,997
Undistributed net realized gain (loss)	(10,989,264)
Net unrealized appreciation (depreciation)	(181,215,234)
$970,591,900

Net Assets:
Class A	$521,909,630
Class B	$8,340,780
Class C	$156,964,108
Class Y	$50,705,608
Investor Class	$210,373,522
Class R5	$22,298,252

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	19,302,545
Class B	351,469
Class C	6,809,592
Class Y	1,869,397
Investor Class	7,812,993
Class R5	802,997
Class A:
Net asset value per share	$27.04
Maximum offering price per share
(Net asset value of $27.04 ÷ 94.50%)	$28.61
Class B:
Net asset value and offering price per share	$23.73
Class C:
Net asset value and offering price per share	$23.05
Class Y:
Net asset value and offering price per share	$27.12
Investor Class:
Net asset value and offering price per share	$26.93
Class R5:
Net asset value and offering price per share	$27.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Energy Fund

Statement of Operations

For the year ended April 30, 2016

Investment income:
Dividends (net of foreign withholding taxes of $1,018,300)	$21,078,346
Dividends from affiliated money market funds	65,431
Total investment income	21,143,777

Expenses:
Advisory fees	6,085,228
Administrative services fees	235,564
Custodian fees	52,237
Distribution fees:
Class A	1,195,779
Class B	112,190
Class C	1,478,684
Investor Class	526,167
Transfer agent fees — A, B, C, Y and Investor	2,500,439
Transfer agent fees — R5	19,593
Trustees’ and officers’ fees and benefits	47,491
Registration and filing fees	154,597
Reports to shareholders	156,413
Professional services fees	63,656
Other	39,101
Total expenses	12,667,139
Less: Fees waived and expense offset arrangement(s)	(66,787)
Net expenses	12,600,352
Net investment income	8,543,425

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	4,060,520
Foreign currencies	(165,044)
3,895,476
Change in net unrealized appreciation (depreciation) of:
Investment securities	(284,799,638)
Foreign currencies	(7,532)
(284,807,170)
Net realized and unrealized gain (loss)	(280,911,694)
Net increase (decrease) in net assets resulting from operations	$(272,368,269)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Energy Fund

Statement of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	2016	2015
Operations:
Net investment income	$8,543,425	$7,298,598
Net realized gain	3,895,476	63,943,084
Change in net unrealized appreciation (depreciation)	(284,807,170)	(308,271,951)
Net increase (decrease) in net assets resulting from operations	(272,368,269)	(237,030,269)

Distributions to shareholders from net investment income:
Class A	(2,628,816)	(1,567,388)
Class B	(33,895)	—
Class C	(503,592)	—
Class Y	(282,334)	(353,959)
Investor Class	(1,144,790)	(947,439)
Class R5	(103,029)	(216,937)
Total distributions from net investment income	(4,696,456)	(3,085,723)

Distributions to shareholders from net realized gains:
Class A	(3,869,101)	(53,578,369)
Class B	(93,593)	(2,736,290)
Class C	(1,390,565)	(16,754,031)
Class Y	(362,445)	(6,004,285)
Investor Class	(1,684,898)	(32,386,576)
Class R5	(124,425)	(3,036,417)
Total distributions from net realized gains	(7,525,027)	(114,495,968)

Share transactions–net:
Class A	36,888,020	130,777,969
Class B	(5,996,349)	(9,321,046)
Class C	8,239,159	63,007,305
Class Y	(12,300,352)	32,944,379
Investor Class	(15,355,448)	(17,924,737)
Class R5	(4,409,440)	9,429,760
Net increase in net assets resulting from share transactions	7,065,590	208,913,630
Net increase (decrease) in net assets	(277,524,162)	(145,698,330)

Net assets:
Beginning of year	1,248,116,062	1,393,814,392
End of year (includes undistributed net investment income of $7,721,997 and $4,070,041, respectively)	$970,591,900	$1,248,116,062

Notes to Financial Statements

April 30, 2016

NOTE 1—Significant Accounting Policies

Invesco Energy Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Class R5. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares

12                         Invesco Energy Fund

until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

13                         Invesco Energy Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation)

14                         Invesco Energy Fund

until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale. Although individual security selection drives the performance of the Fund, short-term fluctuations in commodity prices may cause price fluctuations in its shares.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.66%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2016, the Adviser waived advisory fees of $60,567.

For the year ended April 30, 2016, the Fund received $2,637,735 in litigation settlement proceeds from investment securities transactions.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2016, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

15                         Invesco Energy Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2016, IDI advised the Fund that IDI retained $445,409 in front-end sales commissions from the sale of Class A shares and $17,031, $7,970 and $21,341 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$940,932,573	$28,611,679	$—	$969,544,252

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,220.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Energy Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
Ordinary income	$4,726,512	$3,085,723
Long-term capital gain	7,494,971	114,495,968
Total distributions	$12,221,483	$117,581,691

2016
Undistributed ordinary income	$9,559,929
Net unrealized appreciation (depreciation) — investments	(187,221,857)
Net unrealized appreciation (depreciation) — other investments	(4,745)
Temporary book/tax differences	(282,671)
Capital loss carryforward	(6,533,157)
Shares of beneficial interest	1,155,074,401
Total net assets	$970,591,900

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$(6,533,157)	$—	$(6,533,157)

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $227,925,114 and $194,869,506, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$95,477,844
Aggregate unrealized (depreciation) of investment securities	(282,699,701)
Net unrealized appreciation (depreciation) of investment securities	$(187,221,857)

Cost of investments for tax purposes is $ 1,156,766,109.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and long term distributions, on April 30, 2016, undistributed net investment income was decreased by $195,013 and undistributed net realized gain (loss) was increased by $195,013. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Energy Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	6,894,091	$176,267,338	8,233,243	$302,703,943
Class B	21,584	477,610	49,033	1,651,530
Class C	2,203,746	48,361,914	2,994,541	89,192,120
Class Y	1,296,407	32,163,137	1,650,206	65,388,372
Investor Class	1,637,230	42,164,528	1,776,163	72,747,502
Class R5	618,487	15,480,249	529,293	21,836,667

Issued as reinvestment of dividends:
Class A	262,886	6,062,150	1,705,931	51,450,867
Class B	5,755	116,832	93,126	2,488,334
Class C	90,762	1,789,822	600,184	15,580,769
Class Y	23,589	545,147	190,031	5,735,139
Investor Class	119,305	2,740,428	1,072,245	32,210,251
Class R5	9,584	226,565	105,347	3,246,798

Automatic conversion of Class B shares to Class A shares:
Class A	127,309	3,366,261	158,498	6,720,540
Class B	(144,636)	(3,366,261)	(177,481)	(6,720,540)

Reacquired:
Class A	(5,728,346)	(148,807,729)	(5,642,291)	(230,097,381)
Class B	(136,763)	(3,224,530)	(189,189)	(6,740,370)
Class C	(1,897,549)	(41,912,577)	(1,231,719)	(41,765,584)
Class Y	(1,663,347)	(45,008,636)	(929,983)	(38,179,132)
Investor Class	(2,317,117)	(60,260,404)	(2,910,301)	(122,882,490)
Class R5	(709,269)	(20,116,254)	(377,140)	(15,653,705)
Net increase in share activity	713,708	$7,065,590	7,699,737	$208,913,630

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Energy Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/16	$35.41	$0.27	$(8.28	)(d)	$(8.01)	$(0.15)	$(0.21)	$(0.36)	$27.04	(22.45	)%(d)	$521,910	1.26	%(e)	1.27	%(e)	1.05	%(e)	22%
Year ended 04/30/15	49.87	0.29	(10.33)		(10.04)	(0.13)	(4.29)	(4.42)	35.41	(18.60)		628,443	1.16		1.17		0.69		27
Year ended 04/30/14	40.52	0.19	9.57		9.76	(0.20)	(0.21)	(0.41)	49.87	24.23		662,813	1.15		1.15		0.43		14
Year ended 04/30/13	39.00	0.14	1.38		1.52	—	—	—	40.52	3.90		619,826	1.15		1.16		0.37		56
Year ended 04/30/12	47.26	0.01	(8.27)		(8.26)	—	—	—	39.00	(17.48)		723,304	1.12		1.13		0.03		61
Class B
Year ended 04/30/16	31.28	0.07	(7.33	)(d)	(7.26)	(0.08)	(0.21)	(0.29)	23.73	(23.05	)(d)	8,341	2.01	(e)	2.02	(e)	0.30	(e)	22
Year ended 04/30/15	44.93	(0.02)	(9.34)		(9.36)	—	(4.29)	(4.29)	31.28	(19.20)		18,940	1.91		1.92		(0.06)		27
Year ended 04/30/14	36.63	(0.13)	8.64		8.51	—	(0.21)	(0.21)	44.93	23.31		37,293	1.90		1.90		(0.32)		14
Year ended 04/30/13	35.52	(0.13)	1.24		1.11	—	—	—	36.63	3.12		50,241	1.90		1.91		(0.38)		56
Year ended 04/30/12	43.37	(0.26)	(7.59)		(7.85)	—	—	—	35.52	(18.10)		73,896	1.87		1.88		(0.72)		61
Class C
Year ended 04/30/16	30.39	0.06	(7.11	)(d)	(7.05)	(0.08)	(0.21)	(0.29)	23.05	(23.03	)(d)	156,964	2.01	(e)	2.02	(e)	0.30	(e)	22
Year ended 04/30/15	43.83	(0.02)	(9.13)		(9.15)	—	(4.29)	(4.29)	30.39	(19.21)		194,893	1.91		1.92		(0.06)		27
Year ended 04/30/14	35.74	(0.13)	8.43		8.30	—	(0.21)	(0.21)	43.83	23.31		177,502	1.90		1.90		(0.32)		14
Year ended 04/30/13	34.66	(0.13)	1.21		1.08	—	—	—	35.74	3.12		164,978	1.90		1.91		(0.38)		56
Year ended 04/30/12	42.32	(0.26)	(7.40)		(7.66)	—	—	—	34.66	(18.10)		202,489	1.87		1.88		(0.72)		61
Class Y
Year ended 04/30/16	35.47	0.34	(8.31	)(d)	(7.97)	(0.17)	(0.21)	(0.38)	27.12	(22.28	)(d)	50,706	1.01	(e)	1.02	(e)	1.30	(e)	22
Year ended 04/30/15	50.00	0.38	(10.37)		(9.99)	(0.25)	(4.29)	(4.54)	35.47	(18.38)		78,476	0.91		0.92		0.94		27
Year ended 04/30/14	40.70	0.30	9.60		9.90	(0.39)	(0.21)	(0.60)	50.00	24.54		65,123	0.90		0.90		0.68		14
Year ended 04/30/13	39.07	0.23	1.40		1.63	—	—	—	40.70	4.17		55,196	0.90		0.91		0.62		56
Year ended 04/30/12	47.23	0.11	(8.27)		(8.16)	—	—	—	39.07	(17.28)		74,126	0.87		0.88		0.28		61
Investor Class
Year ended 04/30/16	35.27	0.27	(8.25	)(d)	(7.98)	(0.15)	(0.21)	(0.36)	26.93	(22.45	)(d)	210,374	1.26	(e)	1.27	(e)	1.05	(e)	22
Year ended 04/30/15	49.69	0.29	(10.29)		(10.00)	(0.13)	(4.29)	(4.42)	35.27	(18.59)		295,318	1.16		1.17		0.69		27
Year ended 04/30/14	40.38	0.19	9.53		9.72	(0.20)	(0.21)	(0.41)	49.69	24.22		419,142	1.15		1.15		0.43		14
Year ended 04/30/13	38.86	0.14	1.38		1.52	—	—	—	40.38	3.91		363,981	1.15		1.16		0.37		56
Year ended 04/30/12	47.09	0.01	(8.24)		(8.23)	—	—	—	38.86	(17.48)		428,174	1.12		1.13		0.03		61
Class R5
Year ended 04/30/16	36.24	0.40	(8.48	)(d)	(8.08)	(0.18)	(0.21)	(0.39)	27.77	(22.10	)(d)	22,298	0.84	(e)	0.85	(e)	1.47	(e)	22
Year ended 04/30/15	50.97	0.44	(10.57)		(10.13)	(0.31)	(4.29)	(4.60)	36.24	(18.30)		32,046	0.79		0.80		1.06		27
Year ended 04/30/14	41.51	0.35	9.80		10.15	(0.48)	(0.21)	(0.69)	50.97	24.68		31,942	0.79		0.79		0.79		14
Year ended 04/30/13	39.81	0.29	1.41		1.70	—	—	—	41.51	4.27		24,693	0.78		0.79		0.74		56
Year ended 04/30/12	48.07	0.16	(8.42)		(8.26)	—	—	—	39.81	(17.18)		19,996	0.76		0.77		0.39		61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(8.21), $(7.26), $(7.04), $(8.24), $(8.18) and $(8.41). Total returns would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $478,312, $11,219, $147,868, $48,044, $210,467 and $19,586 for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.

19                         Invesco Energy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Energy Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 22, 2016

Houston, Texas

20                         Invesco Energy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,011.10	$6.55	$1,018.35	$6.57	1.31%
B	1,000.00	1,007.10	10.28	1,014.62	10.32	2.06
C	1,000.00	1,007.30	10.28	1,014.62	10.32	2.06
Y	1,000.00	1,012.40	5.30	1,019.59	5.32	1.06
Investor	1,000.00	1,011.10	6.55	1,018.35	6.57	1.31
R5	1,000.00	1,013.60	4.31	1,020.59	4.32	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21                         Invesco Energy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$7,494,971
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco Energy Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Energy Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	I-ENE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2016

Invesco Gold & Precious Metals Fund
Nasdaq:
A: IGDAX ■ B: IGDBX ■ C: IGDCX ■ Y: IGDYX ■ Investor: FGLDX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multinational companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short–term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive.

The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

    Short–term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long–term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our researchdriven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long–term investment perspective and by working with your financial adviser on a regular basis. During periods of short–term market volatility or uncertainty, your financial adviser can keep you focused on your long–term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Gold & Precious Metals Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■   Assessing each portfolio management team’s investment performance within the context of the investment strategy   described in the fund’s prospectus.

■   Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

      We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Gold & Precious Metals Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2016, Class A shares of Invesco Gold & Precious Metals Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Philadelphia Gold & Silver Index (price only).

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	26.25%
Class B Shares	25.33
Class C Shares	25.19
Class Y Shares	26.54
Investor Class Shares	26.37
S&P 500 Index▼ (Broad Market Index)	1.21
Philadelphia Gold & Silver Index (price only)▼ (Style-Specific Index)	27.42
Lipper Precious Metals Equity Funds Index■ (Peer Group Index)	27.65
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equities delivered negative returns for the fiscal year ended April 30, 2016. Factors affecting global equity markets’ performance included generally positive, but subdued economic growth, as well as varied monetary policies implemented by central banks around the world – and the effects those varied policies had on currencies.

    As the reporting period began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policies led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity- and materials-based economies – and companies in related sectors. Mixed economic data from the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its equity markets triggered a selloff in global equity markets, particularly in already-vulnerable emerging markets. In the fall of 2015, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset those gains.

The global economy continued to expand, albeit slowly, during the reporting period. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates. In early 2016, Saudi Arabia and Russia provided some respite to falling oil prices by suggesting willingness to consider freezing their oil output. Oil prices also strengthened on the back of a weakening US dollar. While both developed and emerging equity markets finished the reporting period in negative territory, emerging markets lagged significantly.

The US dollar weakened following the Fed’s decision to raise the federal funds rate in December 2015. Volatility spiked in August 2015 due to turbulence related to the outlook for China – and was elevated at the start of 2016.

    Gold bullion prices rose approximately 9% during the fiscal year to close at $1,293 a troy ounce at the end of the reporting period.1 In general, gold bullion prices were supported by a weakened US dollar and increased uncertainty for the global macroeconomic environment.

    For the reporting period, the Fund’s performance relative to its style-specific index was driven primarily by security selection in, and underweight exposure to, silver mining equities. Additionally, ancillary cash and gold bullion – exposure the Fund achieves through exchange traded funds (ETFs) – detracted from the Fund’s relative performance. Security selection in, and underweight exposure to, diversified metals and mining equities, as well as security selection in gold mining equities, were beneficial to the Fund’s relative performance for the fiscal year.

    The top individual contributor to Fund performance during the fiscal year was Torex Gold Resources, a company engaged in the exploration and development of the Morelos Gold property in southern Mexico. Torex celebrated a milestone in December 2015 – its first gold and silver pour culminating from its fully operational El Limon-Guajes mine. We believe Torex showcases our process, which seeks to maintain discipline in a volatile space and invest over the long-term.

    Conversely, Rubicon Minerals was the largest individual detractor from Fund performance during the fiscal year. Rubicon was initially ordered to temporarily suspend operations at its Phoenix Gold Project in Ontario’s Red Lake camp due to elevated ammonia levels. The company subsequently halted development and explored cost-cutting measures and alternative mining methods for its narrow-vein gold deposit.

Portfolio Composition
By industry	% of total net assets

Gold	68.2%
Precious Metals & Minerals	9.7
Investment Companies – Exchange Traded Funds	5.5
Diversified Metals & Mining	5.1
Silver	4.8
Construction & Engineering	0.2
Money Market Funds Plus Other Assets Less Liabilities	6.5

Top 10 Equity Holdings*
% of total net assets

1. Torex Gold Resources Inc.	6.5%
2. Silver Wheaton Corp.	4.8
3. Barrick Gold Corp.	4.7
4. Tahoe Resources Inc.	4.6
5. Franco-Nevada Corp.	4.5
6. Kinross Gold Corp.	4.3
7. Goldcorp, Inc.	4.3
8. New Gold Inc.	4.1
9. Agnico Eagle Mines Ltd.	4.0
10. Turquoise Hill Resources Ltd.	3.9

Total Net Assets	$341.1 million

Total Number of Holdings*	37

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2016.

4 Invesco Gold & Precious Metals Fund

    We believe the Fed’s decision to raise the federal funds rate, coupled with uncertainty in the global equity markets, may cause further volatility in gold and precious metals prices. At the end of the reporting period, the gold bullion price continued to hover around the marginal cost of new supply, while gold miners need a higher price to profitably grow their businesses. We believe that this potentially suggests lower downside risk compared to upside return for the equities that the Fund holds.

    We used volatility throughout the reporting period to increase the Fund’s holdings in select senior producers trading at low price-to-cash flow multiples. We were also opportunistic in increasing our exposure to developers and explorers trading at significant discounts. We believe it may be very difficult for the US dollar to repeat its 2015 strength in the coming fiscal year and, as a result, we believe the macroeconomic environment and the fundamentals of gold miners bode well for the price of bullion.

    At the close of the reporting period, compared to the Fund’s style-specific benchmark, the Fund had slight overweight allocation in gold mining equities, and underweight allocation in silver mining equities, precious metals and minerals mining equities and diversified metals and mining equities. Conversely, the Fund had overweight exposure to gold bullion ETFs and the construction and engineering industry – exposure which the Fund’s style-specific index lacked. Our bottom-up approach led us to shift some of the Fund’s emphasis to quality intermediate producers, as well as select developers. Over time, we believed there would be upside potential from multiple expansions and from merger and acquisition activity as senior producers seek to boost their growth profiles.

    As always, thank you for your continued investment in Invesco Gold & Precious Metals Fund.

1	Source: Bloomberg LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Norman MacDonald Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Gold & Precious Metals
Fund. He joined Invesco in 2008. Mr. MacDonald earned a Bachelor of Commerce from the University of Windsor.

5                         Invesco Gold & Precious Metals Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/06

1	Source: FactSet Research Systems Inc.
2	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.
3	Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Philadelphia Gold & Silver Index (price only) is a capitalization-weighted, price-only index on the Philadelphia Stock Exchange that includes the leading companies involved in mining gold and silver.
■	The Lipper Precious Metals Equity Funds Index is an unmanaged index considered representative of precious metals funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Gold & Precious Metals Fund

Average Annual Total Returns As of 4/30/16, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	7.03%
10 Years	-1.00
5 Years	-14.09
1 Year	19.39

Class B Shares
Inception (3/28/02)	7.12%
10 Years	-1.07
5 Years	-14.07
1 Year	20.33

Class C Shares
Inception (2/14/00)	8.12%
10 Years	-1.20
5 Years	-13.77
1 Year	24.19

Class Y Shares
10 Years	-0.27%
5 Years	-12.93
1 Year	26.54

Investor Class Shares
Inception (1/19/84)	0.73%
10 Years	-0.45
5 Years	-13.11
1 Year	26.37

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.49%, 2.24%, 2.24%, 1.24% and 1.49%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y

Average Annual Total Returns As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	5.21%
10 Years	-2.38
5 Years	-17.61
1 Year	3.67

Class B Shares
Inception (3/28/02)	5.30%
10 Years	-2.41
5 Years	-17.63
1 Year	3.80

Class C Shares
Inception (2/14/00)	6.53%
10 Years	-2.57
5 Years	-17.29
1 Year	8.07

Class Y Shares
10 Years	-1.65%
5 Years	-16.48
1 Year	10.11

Investor Class Shares
Inception (1/19/84)	-0.04%
10 Years	-1.84
5 Years	-16.69
1 Year	9.67

and Investor Class shares was 1.50%, 2.25%, 2.25%, 1.25% and 1.50%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco Gold & Precious Metals Fund

Invesco Gold & Precious Metals Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
■	Gold bullion risk. To the extent the Fund invests in gold bullion, it will earn no income from such investment. Appreciation in the market price of gold is the sole manner in which the Fund can realize gains on gold bullion, and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.
■	Gold and precious metals sector risk. The Fund will concentrate its investments in the securities of issuers primarily engaged in gold and precious metals-related industries. Fluctuations in the price of gold and precious metals resulting from supply and demand imbalances, increased mining, transportation or storage costs or other market forces will have a significant impact on the profitability of companies in the gold and precious metals sector. The price of gold and precious metals may also be affected by changes in political or economic conditions of countries where gold and precious metals companies are located.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

continued on page 6

8                         Invesco Gold & Precious Metals Fund

Schedule of Investments

April 30, 2016

	Shares	Value
Common Stocks & Other Equity Interests–93.46%
Brazil–2.32%
Yamana Gold Inc.	1,601,639	$7,928,113

Canada–68.02%
Agnico Eagle Mines Ltd.	289,898	13,686,085
Alamos Gold Inc.–Class A	1,135,167	8,186,844
B2Gold Corp.(a)	4,003,966	8,902,311
Barrick Gold Corp.	820,871	15,900,271
Belo Sun Mining Corp.(a)	8,776,355	6,924,008
Continental Gold Inc.(a)	4,240,625	9,360,905
Detour Gold Corp.(a)	451,073	9,673,168
Eldorado Gold Corp.	1,997,065	8,418,914
Franco-Nevada Corp.	219,635	15,420,045
Goldcorp, Inc.	729,840	14,706,276
Ivanhoe Mines Ltd.–Class A(a)	4,622,137	3,830,755
Kinross Gold Corp.(a)	2,600,339	14,816,451
Lundin Gold Inc.(a)	793,080	3,690,949
Lydian International, Ltd.(a)	4,718,347	1,071,625
Mandalay Resources Corp.	4,322,401	3,892,348
New Gold Inc.(a)	2,999,506	14,102,949
Platinum Group Metals Ltd.(a)	1,081,754	3,577,541
Pretium Resources Inc.(a)	996,122	8,200,136
Primero Mining Corp.(a)	1,717,486	3,230,081
Rubicon Minerals Corp.(a)	5,673,471	226,062
Sandstorm Gold Ltd.(a)	804,444	3,468,177
SEMAFO Inc.(a)	1,975,470	8,800,157
Silver Wheaton Corp.	776,534	16,268,387
Torex Gold Resources Inc.(a)	12,488,945	22,194,164
Turquoise Hill Resources Ltd.(a)	4,497,671	13,440,862
		231,989,471

Mali–3.58%
Randgold Resources Ltd.–ADR	121,558	12,216,579

	Shares	Value
Mexico–2.17%
Fresnillo PLC	453,559	$7,394,614

Monaco–0.92%
Endeavour Mining Corp.(a)	233,234	3,139,282

South Africa–1.68%
Gold Fields Ltd.–ADR	631,082	2,966,085
Petra Diamonds Ltd.	1,604,517	2,766,439
		5,732,524

United States–14.77%
Argonaut Gold, Inc.(a)	1,295,504	3,035,249
Boart Longyear Ltd.(a)	8,242,804	589,215
iShares® Gold Trust–ETF(a)	677,200	8,451,456
Newmont Mining Corp.	350,383	12,252,894
SPDR® Gold Trust–ETF(a)	84,500	10,448,425
Tahoe Resources Inc.	1,104,734	15,600,180
		50,377,419
Total Common Stocks & Other Equity Interests (Cost $294,287,847)		318,778,002

Money Market Funds–6.45%
Liquid Assets Portfolio–Institutional Class, 0.44%(b)	10,992,376	10,992,376
Premier Portfolio–Institutional Class, 0.39%(b)	10,992,376	10,992,376
Total Money Market Funds (Cost $21,984,752)		21,984,752
TOTAL INVESTMENTS–99.91% (Cost $316,272,599)		340,762,754
OTHER ASSETS LESS LIABILITIES–0.09%		302,338
NET ASSETS–100.00%		$341,065,092

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Gold & Precious Metals Fund

Statement of Assets and Liabilities

April 30, 2016

Assets:
Investments, at value (Cost $294,287,847)	$318,778,002
Investments in affiliated money market funds, at value and cost	21,984,752
Total investments, at value (Cost $316,272,599)	340,762,754
Foreign currencies, at value (Cost $536)	444
Receivable for:
Fund shares sold	2,255,205
Dividends	108,188
Investment for trustee deferred compensation and retirement plans	89,512
Other assets	38,980
Total assets	343,255,083

Liabilities:
Payable for:
Investments purchased	1,193,003
Fund shares reacquired	547,540
Accrued fees to affiliates	273,004
Accrued trustees’ and officers’ fees and benefits	1,809
Accrued other operating expenses	72,363
Trustee deferred compensation and retirement plans	102,272
Total liabilities	2,189,991
Net assets applicable to shares outstanding	$341,065,092

Net assets consist of:
Shares of beneficial interest	$497,850,772
Undistributed net investment income (loss)	(10,824,790)
Undistributed net realized gain (loss)	(170,444,241)
Net unrealized appreciation	24,483,351
$341,065,092

Net Assets:
Class A	$160,494,006
Class B	$4,289,233
Class C	$36,157,169
Class Y	$42,446,403
Investor Class	$97,678,281

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	31,758,165
Class B	903,875
Class C	7,128,690
Class Y	8,238,650
Investor Class	19,223,978
Class A:
Net asset value per share	$5.05
Maximum offering price per share
(Net asset value of $5.05 ÷ 94.50%)	$5.34
Class B:
Net asset value and offering price per share	$4.75
Class C:
Net asset value and offering price per share	$5.07
Class Y:
Net asset value and offering price per share	$5.15
Investor Class:
Net asset value and offering price per share	$5.08

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Gold & Precious Metals Fund

Statement of Operations

For the year ended April 30, 2016

Investment income:
Dividends (net of foreign withholding taxes of $166,989)	$1,357,961
Dividends from affiliated money market funds	16,097
Total investment income	1,374,058

Expenses:
Advisory fees	1,624,487
Administrative services fees	50,000
Custodian fees	36,651
Distribution fees:
Class A	250,852
Class B	38,075
Class C	232,275
Investor Class	169,878
Transfer agent fees	845,619
Trustees’ and officers’ fees and benefits	25,855
Registration and filing fees	72,470
Reports to shareholders	56,149
Professional services fees	56,685
Other	20,693
Total expenses	3,479,689
Less: Fees waived and expense offset arrangement(s)	(12,957)
Net expenses	3,466,732
Net investment income (loss)	(2,092,674)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(17,635,000)
Foreign currencies	(58,783)
(17,693,783)
Change in net unrealized appreciation (depreciation) of:
Investment securities	92,348,655
Foreign currencies	(16,266)
92,332,389
Net realized and unrealized gain	74,638,606
Net increase in net assets resulting from operations	$72,545,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Gold & Precious Metals Fund

Statement of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(2,092,674)	$(2,854,600)
Net realized gain (loss)	(17,693,783)	(49,195,805)
Change in net unrealized appreciation (depreciation)	92,332,389	(4,807,432)
Net increase (decrease) in net assets resulting from operations	72,545,932	(56,857,837)

Share transactions–net:
Class A	11,477,672	(4,185,709)
Class B	(1,644,915)	(3,085,126)
Class C	1,727,455	483,953
Class Y	12,595,354	(6,234,566)
Investor Class	(4,178,893)	(2,668,843)
Net increase (decrease) in net assets resulting from share transactions	19,976,673	(15,690,291)
Net increase (decrease) in net assets	92,522,605	(72,548,128)

Net assets:
Beginning of year	248,542,487	321,090,615
End of year (includes undistributed net investment income (loss) of $(10,824,790) and $(13,533,361), respectively)	$341,065,092	$248,542,487

Notes to Financial Statements

April 30, 2016

NOTE 1—Significant Accounting Policies

Invesco Gold & Precious Metals Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

12                         Invesco Gold & Precious Metals Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

13                         Invesco Gold & Precious Metals Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

Fluctuations in the price of gold and precious metals may affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.

14                         Invesco Gold & Precious Metals Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2016, the Adviser waived advisory fees of $9,339.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2016, IDI advised the Fund that IDI retained $61,298 in front-end sales commissions from the sale of Class A shares and $82, $2,321 and $6,634 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco Gold & Precious Metals Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Brazil	$7,928,113	$—	$—	$7,928,113
Canada	231,989,471	—	—	231,989,471
Mali	12,216,579	—	—	12,216,579
Mexico	—	7,394,614	—	7,394,614
Monaco	3,139,282	—	—	3,139,282
South Africa	5,732,524	—	—	5,732,524
United States	72,362,171	—	—	72,362,171
Total Investments	$333,368,140	$7,394,614	$—	$340,762,754

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,618.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Gold & Precious Metals Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

There were no ordinary income and long-term gain distributions during the fiscal years ended April 30, 2016 and 2015.

Tax Components of Net Assets at Period–End:

2016
Undistributed ordinary income	$19,800,552
Net unrealized appreciation (depreciation) — investments	(24,206,488)
Net unrealized appreciation (depreciation) — other investments	(6,804)
Temporary book/tax differences	(107,457)
Capital loss carryforward	(152,265,483)
Shares of beneficial interest	497,850,772
Total net assets	$341,065,092

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$9,502,750	$142,762,733	$152,265,483

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $52,315,467 and $49,622,661, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$27,935,983
Aggregate unrealized (depreciation) of investment securities	(52,142,471)
Net unrealized appreciation (depreciation) of investment securities	$(24,206,488)

Cost of investments for tax purposes is $364,969,242.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on April 30, 2016, undistributed net investment income (loss) was increased by $4,801,245, undistributed net realized gain (loss) was decreased by $4,873,527 and shares of beneficial interest was increased by $72,282. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Gold & Precious Metals Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	14,133,878	$48,723,945	10,792,049	$47,372,962
Class B	77,565	247,146	117,850	488,018
Class C	2,689,631	9,463,131	2,072,697	9,328,283
Class Y	7,119,077	25,614,495	7,336,254	36,671,015
Investor Class	3,342,494	11,422,719	5,210,081	22,030,831

Automatic conversion of Class B shares to Class A shares:
Class A	268,752	958,771	374,350	1,664,909
Class B	(285,280)	(958,771)	(394,128)	(1,664,909)

Reacquired:
Class A	(11,106,343)	(38,205,044)	(12,462,930)	(53,223,580)
Class B	(292,125)	(933,290)	(471,222)	(1,908,235)
Class C	(2,321,893)	(7,735,676)	(2,061,928)	(8,844,330)
Class Y	(3,680,711)	(13,019,141)	(10,077,241)	(42,905,581)
Investor Class	(4,625,611)	(15,601,612)	(5,900,833)	(24,699,674)
Net increase (decrease) in share activity	5,319,434	$19,976,673	(5,465,001)	$(15,690,291)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Gold & Precious Metals Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 04/30/16	$4.00	$(0.03)	$1.08	$1.05	$—	$—	$—	$5.05	26.25%	$160,494	1.54	%(e)	1.54	%(e)	(0.90	)%(e)	23%
Year ended 04/30/15	4.75	(0.04)	(0.71)	(0.75)	—	—	—	4.00	(15.79)	113,862	1.45		1.46		(0.89)		35
Year ended 04/30/14	5.44	(0.02)	(0.67)	(0.69)	—	—	—	4.75	(12.68)	141,237	1.45		1.46		(0.47)		18
Year ended 04/30/13	7.78	(0.02)	(2.17)	(2.19)	—	(0.15)	(0.15)	5.44	(28.65)	131,605	1.32		1.32		(0.21)		25
Year ended 04/30/12	11.22	(0.04)	(2.69)	(2.73)	(0.23)	(0.48)	(0.71)	7.78	(25.24)	198,717	1.27		1.27		(0.39)		14
Class B
Year ended 04/30/16	3.79	(0.05)	1.01	0.96	—	—	—	4.75	25.33	4,289	2.29	(e)	2.29	(e)	(1.65	)(e)	23
Year ended 04/30/15	4.52	(0.07)	(0.66)	(0.73)	—	—	—	3.79	(16.15)	5,314	2.20		2.21		(1.64)		35
Year ended 04/30/14	5.24	(0.06)	(0.66)	(0.72)	—	—	—	4.52	(13.74)	9,733	2.20		2.21		(1.22)		18
Year ended 04/30/13	7.54	(0.07)	(2.08)	(2.15)	—	(0.15)	(0.15)	5.24	(29.03)	16,834	2.07		2.07		(0.96)		25
Year ended 04/30/12	10.95	(0.11)	(2.61)	(2.72)	(0.21)	(0.48)	(0.69)	7.54	(25.82)	32,217	2.02		2.02		(1.14)		14
Class C
Year ended 04/30/16	4.05	(0.06)	1.08	1.02	—	—	—	5.07	25.19	36,157	2.29	(e)	2.29	(e)	(1.65	)(e)	23
Year ended 04/30/15	4.84	(0.07)	(0.72)	(0.79)	—	—	—	4.05	(16.32)	27,351	2.20		2.21		(1.64)		35
Year ended 04/30/14	5.60	(0.06)	(0.70)	(0.76)	—	—	—	4.84	(13.57)	32,640	2.20		2.21		(1.22)		18
Year ended 04/30/13	8.05	(0.07)	(2.23)	(2.30)	—	(0.15)	(0.15)	5.60	(29.05)	34,820	2.07		2.07		(0.96)		25
Year ended 04/30/12	11.63	(0.11)	(2.78)	(2.89)	(0.21)	(0.48)	(0.69)	8.05	(25.77)	51,017	2.02		2.02		(1.14)		14
Class Y
Year ended 04/30/16	4.07	(0.02)	1.10	1.08	—	—	—	5.15	26.54	42,446	1.29	(e)	1.29	(e)	(0.65	)(e)	23
Year ended 04/30/15	4.82	(0.03)	(0.72)	(0.75)	—	—	—	4.07	(15.56)	19,530	1.20		1.21		(0.64)		35
Year ended 04/30/14	5.52	(0.01)	(0.69)	(0.70)	—	—	—	4.82	(12.68)	36,328	1.20		1.21		(0.22)		18
Year ended 04/30/13	7.86	(0.00)	(2.19)	(2.19)	—	(0.15)	(0.15)	5.52	(28.35)	17,777	1.07		1.07		0.04		25
Year ended 04/30/12	11.32	(0.01)	(2.73)	(2.74)	(0.24)	(0.48)	(0.72)	7.86	(25.14)	20,131	1.02		1.02		(0.14)		14
Investor Class
Year ended 04/30/16	4.02	(0.03)	1.09	1.06	—	—	—	5.08	26.37	97,678	1.54	(e)	1.54	(e)	(0.90	)(e)	23
Year ended 04/30/15	4.77	(0.04)	(0.71)	(0.75)	—	—	—	4.02	(15.72)	82,486	1.45		1.46		(0.89)		35
Year ended 04/30/14	5.48	(0.02)	(0.69)	(0.71)	—	—	—	4.77	(12.96)	101,153	1.45		1.46		(0.47)		18
Year ended 04/30/13	7.83	(0.02)	(2.18)	(2.20)	—	(0.15)	(0.15)	5.48	(28.59)	124,703	1.32		1.32		(0.21)		25
Year ended 04/30/12	11.28	(0.04)	(2.70)	(2.74)	(0.23)	(0.48)	(0.71)	7.83	(25.20)	188,933	1.27		1.27		(0.39)		14

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal year ended April 30, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $100,341, $3,808, $23,227, $21,271 and $67,951 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.

19                         Invesco Gold & Precious Metals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 22, 2016

Houston, Texas

20                         Invesco Gold & Precious Metals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,623.80	$10.05	$1,017.21	$7.72	1.54%
B	1,000.00	1,615.60	14.89	1,013.48	11.46	2.29
C	1,000.00	1,614.60	14.89	1,013.48	11.46	2.29
Y	1,000.00	1,624.60	8.42	1,018.45	6.47	1.29
Investor	1,000.00	1,623.00	10.04	1,017.21	7.72	1.54

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21                         Invesco Gold & Precious Metals Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Gold & Precious Metals Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	I-GPM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2016

Invesco Mid Cap Growth Fund
Nasdaq:
A: VGRAX ■ B: VGRBX ■ C: VGRCX ■ R: VGRRX ■ Y: VGRDX ■ R5: VGRJX ■ R6: VGRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive.

The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                        Invesco Mid Cap Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                        Invesco Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2016, Class A shares of Invesco Mid Cap Growth Fund, at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.43%
Class B Shares	-7.44
Class C Shares	-8.12
Class R Shares	-7.69
Class Y Shares	-7.21
Class R5 Shares	-7.08
Class R6 Shares	-7.02
S&P 500 Index▼ (Broad Market Index)	1.21
Russell Midcap Growth Index▼ (Style-Specific Index)	-4.13
Lipper Mid-Cap Growth Funds Index■ (Peer Group Index)	-5.48
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer-related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

    In the first half of the reporting period, US equity market performance was greatly affected by expectations of when,

and whether, the US Federal Reserve (the Fed) might raise interest rates – and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

    US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output. Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

    In this environment, the Fund, at NAV, had negative returns for the reporting period and trailed its style-specific benchmark, the Russell Midcap Growth Index. The Fund’s outperformance relative to its style-specific index earlier in the fiscal year was erased in January by the sharply negative market that kicked off calendar year 2016. Due to its bottom-up focus on fundamentals and growing companies, the Fund dramatically underperformed its style-specific index during a period in which the market rewarded income-oriented stocks over longer-term growth stocks. While our long-term focus hindered performance during this period, we believe that over time a long-term focus adds value. Over the fiscal year, the Fund outperformed its style-specific index in the materials, industrials and health care sectors due to positive stock selection. This was offset, however, by relative underperformance in the financials, information technology and consumer staples sectors.

    The Fund outperformed its style-specific benchmark by the widest margin in the materials sector due to stock selection. Valspar was a significant contributor to Fund performance after it announced that it would merge with a competitor in a complementary deal that significantly rewarded Valspar shareholders. We sold our holdings in Valspar before the end of the reporting period. Building materials company Vulcan Materials also made a strong contribution to Fund performance.

Portfolio Composition
By sector	% of total net assets

Consumer Discretionary	22.1%
Information Technology	18.1
Health Care	16.5
Industrials	15.3
Financials	11.0
Consumer Staples	5.8
Materials	3.6
Energy	3.4
Telecommunication Services	1.2
Money Market Funds Plus Other Assets Less Liabilities	3.0

Top 10 Equity Holdings*
% of total net assets

1.Constellation Brands, Inc.-Class A	2.5%
2. Burlington Stores, Inc.	2.1
3. S&P Global Inc.	2.1
4. VCA Inc.	2.0
5. Tractor Supply Co.	2.0
6.NXP Semiconductors N.V.	2.0
7.Intercontinental Exchange, Inc.	2.0
8.Cadence Design Systems, Inc.	1.9
9. Centene Corp.	1.9
10. Brunswick Corp.	1.9

Total Net Assets	$2.6 billion

Total Number of Holdings*	77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2016.

4                         Invesco Mid Cap Growth Fund

    The Fund also outperformed its style-specific index in the industrials sector. Heating and cooling company Lennox International benefited from solid non-residential construction and an increase in residential unit replacements as consumers were forced to replace aging equipment they had delayed replacing since the global financial crisis. Lighting solutions company Acuity Brands continued to grow sales and benefited from the acquisition of two complementary businesses that investors believed would drive additional growth. In the health care sector, Synageva Biopharma was one of the largest contributors to Fund performance. Synageva Biopharma produces so-called “orphan drugs” that treat rare, life-threatening diseases. The stock appreciated when it was bought out by another company at a premium well over twice its trading price.

    The Fund underperformed its style-specific benchmark by the widest margin in the financials sector. Due to poorly performing equity markets and macroeconomic uncertainty, the primary drag came from companies that had exposure to capital markets – companies including WisdomTree International and Lazard, both of which we sold during the reporting period. MGIC Investment, which provides mortgage insurance and related services, was another significant detractor in the sector; we sold our holdings in the stock before the close of the reporting period.

    The Fund also underperformed its style-specific index in the information technology sector. LinkedIn was a significant detractor from relative Fund performance after it reported disappointing sales growth and expectations across several business lines. More distressing was the company’s decision to sell off its advertising platform. We sold our holding in the stock because we believed management was not monetizing user data efficiently. Western Digital was another stock that disappointed and that we sold before the close of the reporting period.

    As we’ve discussed, the Fund’s performance was negative during the reporting period, and US equities remained volatile. However we caution investors against making investment decisions based on short-term Fund and market performance.

    We thank you for your commitment to Invesco Mid Cap Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jim Leach Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Mid Cap Growth Fund.
He joined Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

5                        Invesco Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                        Invesco Mid Cap Growth Fund

Average Annual Total Returns As of 4/30/16, including maximum applicable sales charges
Class A Shares
Inception (12/27/95)	11.01%
10 Years	5.86
5 Years	4.48
1 Year	-12.51

Class B Shares
Inception (12/27/95)	11.02%
10 Years	6.25
5 Years	5.38
1 Year	-11.66

Class C Shares
Inception (12/27/95)	10.52%
10 Years	5.68
5 Years	4.90
1 Year	-8.95

Class R Shares
Inception (7/11/08)	7.79%
5 Years	5.41
1 Year	-7.69

Class Y Shares
Inception (8/12/05)	7.91%
10 Years	6.73
5 Years	5.94
1 Year	-7.21

Class R5 Shares
10 Years	6.69%
5 Years	6.09
1 Year	-7.08

Class R6 Shares
10 Years	6.59%
5 Years	5.92
1 Year	-7.02

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Mid Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Mid Cap Growth Fund (renamed Invesco Mid Cap Growth). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/27/95)	11.00%
10 Years	5.83
5 Years	5.12
1 Year	-14.76

Class B Shares
Inception (12/27/95)	11.00%
10 Years	6.21
5 Years	6.03
1 Year	-13.92

Class C Shares
Inception (12/27/95)	10.51%
10 Years	5.64
5 Years	5.54
1 Year	-11.26

Class R Shares
Inception (7/11/08)	7.72%
5 Years	6.06
1 Year	-10.01

Class Y Shares
Inception (8/12/05)	7.86%
10 Years	6.70
5 Years	6.59
1 Year	-9.57

Class R5 Shares
10 Years	6.65%
5 Years	6.75
1 Year	-9.44

Class R6 Shares
10 Years	6.56%
5 Years	6.57
1 Year	-9.35

    Class R6 shares incepted on July 15, 2013. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.19%, 1.19%, 1.91%, 1.44%, 0.94%, 0.81% and 0.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                        Invesco Mid Cap Growth Fund

Invesco Mid Cap Growth Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of April 30, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Mid-capitalization risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8                         Invesco Mid Cap Growth Fund

Schedule of Investments(a)

April 30, 2016

	Shares	Value
Common Stocks & Other Equity Interests–97.01%
Airlines–1.39%
Southwest Airlines Co.	555,535	$24,782,416
United Continental Holdings Inc.(b)	251,286	11,511,412
		36,293,828

Apparel Retail–3.59%
Burlington Stores, Inc.(b)	977,952	55,713,925
Foot Locker, Inc.	205,612	12,632,801
L Brands, Inc.	328,543	25,721,632
		94,068,358

Apparel, Accessories & Luxury Goods–0.55%
Under Armour, Inc.–Class A(b)(c)	327,044	14,370,313

Application Software–4.59%
Cadence Design Systems, Inc.(b)	2,161,423	50,123,399
Mobileye N.V.(b)(c)	650,623	24,821,267
SS&C Technologies Holdings, Inc.	308,890	18,888,624
Tyler Technologies, Inc.(b)	178,844	26,184,550
		120,017,840

Asset Management & Custody Banks–1.49%
Affiliated Managers Group, Inc.(b)	228,409	38,902,621

Automobile Manufacturers–0.61%
Tesla Motors, Inc.(b)	66,488	16,007,651

Automotive Retail–2.87%
Advance Auto Parts, Inc.	194,182	30,311,810
O’Reilly Automotive, Inc.(b)	170,309	44,736,768
		75,048,578

Biotechnology–3.79%
Alexion Pharmaceuticals, Inc.(b)	199,645	27,806,556
BioMarin Pharmaceutical Inc.(b)	368,688	31,220,500
Medivation Inc.(b)	692,837	40,045,978
		99,073,034

Building Products–6.85%
A.O. Smith Corp.	559,756	43,224,358
Allegion PLC	500,081	32,730,302
Lennox International Inc.	246,442	33,257,348
Masco Corp.	1,212,209	37,226,938
Owens Corning	712,326	32,816,859
		179,255,805

Casinos & Gaming–0.72%
Wynn Resorts Ltd.(c)	213,029	18,810,461

Communications Equipment–1.68%
Palo Alto Networks, Inc.(b)	291,630	43,998,218

Construction Machinery & Heavy Trucks–0.75%
WABCO Holdings Inc.(b)	175,562	19,691,034

	Shares	Value
Construction Materials–0.97%
Vulcan Materials Co.	235,787	$25,377,755

Consumer Electronics–0.82%
Harman International Industries, Inc.	279,459	21,451,273

Data Processing & Outsourced Services–2.64%
Alliance Data Systems Corp.(b)	168,598	34,277,659
Fidelity National Information Services, Inc.	527,387	34,702,065
		68,979,724

Distillers & Vintners–2.51%
Constellation Brands, Inc.–Class A	421,187	65,730,443

Diversified Support Services–1.38%
KAR Auction Services Inc.	962,100	36,174,960

Electrical Components & Equipment–1.36%
Acuity Brands, Inc.	145,956	35,597,209

Electronic Components–1.82%
Amphenol Corp.–Class A	850,813	47,500,890

Footwear–1.70%
Skechers U.S.A., Inc.–Class A(b)	1,346,193	44,491,679

General Merchandise Stores–0.47%
Dollar Tree, Inc.(b)	155,969	12,432,289

Health Care Equipment–4.52%
Boston Scientific Corp.(b)	2,148,067	47,085,628
DexCom Inc.(b)	494,568	31,840,288
Hologic, Inc.(b)	1,171,713	39,357,840
		118,283,756

Health Care Facilities–2.04%
VCA Inc.(b)	847,542	53,369,720

Health Care Services–0.92%
Team Health Holdings, Inc.(b)	574,866	24,046,645

Health Care Supplies–0.94%
Penumbra, Inc.(b)	449,890	24,519,005

Homebuilding–0.66%
D.R. Horton, Inc.	575,749	17,307,015

Housewares & Specialties–0.51%
Newell Brands Inc.	295,892	13,474,915

Industrial Conglomerates–1.70%
Carlisle Cos. Inc.	436,069	44,435,431

Industrial Machinery–1.85%
Stanley Black & Decker Inc.	432,391	48,393,201

Integrated Telecommunication Services–1.22%
SBA Communications Corp.–Class A(b)	311,043	32,049,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Mid Cap Growth Fund

	Shares	Value
Internet Software & Services–0.97%
CoStar Group Inc.(b)	128,510	$25,356,308

Investment Banking & Brokerage–1.23%
E*TRADE Financial Corp.(b)	1,275,432	32,115,378

IT Consulting & Other Services–1.12%
Gartner, Inc.(b)	336,746	29,354,149

Leisure Products–1.85%
Brunswick Corp.	1,008,866	48,455,834

Life Sciences Tools & Services–1.30%
VWR Corp.(b)	1,280,061	34,100,825

Managed Health Care–1.90%
Centene Corp.(b)	801,040	49,632,438

Metal & Glass Containers–0.84%
Berry Plastics Group Inc.(b)	610,242	21,980,917

Movies & Entertainment–1.30%
Cinemark Holdings, Inc.	981,423	34,006,307

Oil & Gas Exploration & Production–3.44%
Cabot Oil & Gas Corp.	493,889	11,557,003
Diamondback Energy Inc.(b)	362,873	31,417,544
Encana Corp. (Canada)	2,312,576	17,714,332
Pioneer Natural Resources Co.	176,884	29,380,432
		90,069,311

Packaged Foods & Meats–1.61%
Hain Celestial Group, Inc. (The)(b)	272,144	11,391,948
WhiteWave Foods Co. (The)(b)	767,003	30,841,190
		42,233,138

Pharmaceuticals–1.08%
Pacira Pharmaceuticals, Inc.(b)(c)	522,646	28,280,375

Regional Banks–2.64%
Signature Bank(b)	258,197	35,587,293
SVB Financial Group(b)	321,436	33,519,346
		69,106,639

Restaurants–2.24%
Chipotle Mexican Grill, Inc.(b)	59,024	24,847,333
Domino’s Pizza, Inc.	280,475	33,903,818
		58,751,151

Semiconductors–3.60%
Cavium Inc.(b)	486,801	24,033,365
NXP Semiconductors N.V. (Netherlands)(b)	618,429	52,739,625

	Shares	Value
Semiconductors–(continued)
Qorvo, Inc.(b)	384,627	$17,319,754
		94,092,744

Soft Drinks–1.64%
Monster Beverage Corp.(b)	298,012	42,979,291

Specialized Finance–4.08%
Intercontinental Exchange, Inc.	216,602	51,990,978
S&P Global Inc.	513,138	54,828,795
		106,819,773

Specialized REIT’s–1.53%
Equinix, Inc.	120,935	39,950,877

Specialty Chemicals–1.81%
PPG Industries, Inc.	427,935	47,239,745

Specialty Stores–4.18%
Signet Jewelers Ltd.	334,327	36,294,539
Tractor Supply Co.	559,070	52,921,566
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	97,011	20,205,451
		109,421,556

Systems Software–1.74%
ServiceNow, Inc.(b)	636,823	45,520,108
Total Common Stocks & Other Equity Interests (Cost $2,167,139,868)		2,538,620,386

Money Market Funds–3.13%
Liquid Assets Portfolio–Institutional Class, 0.44%(d)	40,971,706	40,971,706
Premier Portfolio–Institutional Class, 0.39%(d)	40,971,707	40,971,707
Total Money Market Funds (Cost $81,943,413)		81,943,413
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.14% (Cost $2,249,083,281)		2,620,563,799

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.12%
Liquid Assets Portfolio–Institutional Class, 0.44% (Cost $55,348,385)(d)(e)	55,348,385	55,348,385
TOTAL INVESTMENTS–102.26% (Cost $2,304,431,666)		2,675,912,184
OTHER ASSETS LESS LIABILITIES–(2.26)%		(59,074,413)
NET ASSETS–100.00%		$2,616,837,771

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Mid Cap Growth Fund

Statement of Assets and Liabilities

April 30, 2016

Assets:
Investments, at value (Cost $2,167,139,868)*	$2,538,620,386
Investments in affiliated money market funds, at value and cost	137,291,798
Total investments, at value (Cost $2,304,431,666)	2,675,912,184
Receivable for:
Fund shares sold	2,826,315
Dividends	372,771
Investment for trustee deferred compensation and retirement plans	585,814
Other assets	275,256
Total assets	2,679,972,340

Liabilities:
Payable for:
Investments purchased	2,412,307
Fund shares reacquired	2,654,864
Collateral upon return of securities loaned	55,348,385
Accrued fees to affiliates	1,901,898
Accrued trustees’ and officers’ fees and benefits	3,962
Accrued other operating expenses	134,245
Trustee deferred compensation and retirement plans	678,908
Total liabilities	63,134,569
Net assets applicable to shares outstanding	$2,616,837,771

Net assets consist of:
Shares of beneficial interest	$2,301,980,739
Undistributed net investment income (loss)	(6,294,946)
Undistributed net realized gain (loss)	(50,328,540)
Net unrealized appreciation	371,480,518
$2,616,837,771

Net Assets:
Class A	$2,177,519,882
Class B	$43,402,578
Class C	$148,891,742
Class R	$29,546,677
Class Y	$76,291,385
Class R5	$91,700,062
Class R6	$49,485,445

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	65,669,385
Class B	1,557,105
Class C	5,724,656
Class R	912,140
Class Y	2,221,556
Class R5	2,650,833
Class R6	1,426,723
Class A:
Net asset value per share	$33.16
Maximum offering price per share
(Net asset value of $33.16 ÷ 94.50%)	$35.09
Class B:
Net asset value and offering price per share	$27.87
Class C:
Net asset value and offering price per share	$26.01
Class R:
Net asset value and offering price per share	$32.39
Class Y:
Net asset value and offering price per share	$34.34
Class R5:
Net asset value and offering price per share	$34.59
Class R6:
Net asset value and offering price per share	$34.68

*	At April 30, 2016, securities with an aggregate value of $52,899,715 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Mid Cap Growth Fund

Statement of Operations

For the year ended April 30, 2016

Investment income:
Dividends (net of foreign withholding taxes of $5,203)	$19,349,604
Dividends from affiliated money market funds (includes securities lending income of $300,452)	462,086
Total investment income	19,811,690

Expenses:
Advisory fees	18,921,801
Administrative services fees	543,436
Custodian fees	61,729
Distribution fees:
Class A	5,789,565
Class B	148,687
Class C	1,608,397
Class R	160,891
Transfer agent fees — A, B, C, R and Y	6,196,333
Transfer agent fees — R5	88,574
Transfer agent fees — R6	4,138
Trustees’ and officers’ fees and benefits	97,231
Registration and filing fees	154,951
Reports to shareholders	296,899
Professional services fees	72,007
Other	74,736
Total expenses	34,219,375
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(260,889)
Net expenses	33,958,486
Net investment income (loss)	(14,146,796)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $21,372)	113,017,507
Change in net unrealized appreciation (depreciation) of investment securities	(321,151,557)
Net realized and unrealized gain (loss)	(208,134,050)
Net increase (decrease) in net assets resulting from operations	$(222,280,846)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(14,146,796)	$(11,810,488)
Net realized gain	113,017,507	377,353,435
Change in net unrealized appreciation (depreciation)	(321,151,557)	28,592,561
Net increase (decrease) in net assets resulting from operations	(222,280,846)	394,135,508

Distributions to shareholders from net realized gains:
Class A	(171,450,054)	(213,815,087)
Class B	(4,921,422)	(8,627,414)
Class C	(15,142,609)	(18,432,412)
Class R	(2,437,421)	(3,017,818)
Class Y	(5,895,511)	(6,274,837)
Class R5	(6,484,545)	(7,131,010)
Class R6	(3,672,306)	(7,707,726)
Total distributions from net realized gains	(210,003,868)	(265,006,304)

Share transactions–net:
Class A	49,575,046	(10,819,916)
Class B	(21,326,268)	(25,880,669)
Class C	2,196,193	2,709,487
Class R	(349,819)	(2,571,907)
Class Y	7,660,539	15,134,287
Class R5	18,682,817	2,542,369
Class R6	(3,350,161)	(21,555,552)
Net increase (decrease) in net assets resulting from share transactions	53,088,347	(40,441,901)
Net increase (decrease) in net assets	(379,196,367)	88,687,303

Net assets:
Beginning of year	2,996,034,138	2,907,346,835
End of year (includes undistributed net investment income (loss) of $(6,294,946) and $(5,218,119), respectively)	$2,616,837,771	$2,996,034,138

Notes to Financial Statements

April 30, 2016

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

13                         Invesco Mid Cap Growth Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                         Invesco Mid Cap Growth Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

For the year ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

15                         Invesco Mid Cap Growth Fund

Effective August 1, 2015, the Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). Prior to August 1, 2015, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 1.90%, 1.90%, 1.40%, 0.90%, 0.90% and 0.90%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2016, the Adviser waived advisory fees of $114,357 and reimbursed class level expenses of $111,080, $2,853, $7,886, $1,543, and $3,840 of Class A, Class B, Class C, Class R, and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2016, IDI advised the Fund that IDI retained $398,704 in front-end sales commissions from the sale of Class A shares and $4,194, $5,385 and $5,182 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2016, the Fund incurred $13,166 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16                         Invesco Mid Cap Growth Fund

As of April 30, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2016, the Fund engaged in securities sales of $225,509, which resulted in net realized gains of $21,372.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $19,330.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
Long-term capital gain	$210,003,868	$265,006,304

Tax Components of Net Assets at Period-End:

2016
Undistributed long-term gain	$10,645,039
Net unrealized appreciation — investments	365,720,211
Temporary book/tax differences	(715,018)
Late-year ordinary loss deferrals	(5,579,927)
Capital loss carryforward	(55,213,273)
Shares of beneficial interest	2,301,980,739
Total net assets	$2,616,837,771

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

17                         Invesco Mid Cap Growth Fund

The Fund has a capital loss carryforward as of April 30, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$55,213,273	$—	$55,213,273

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $1,637,999,859 and $1,844,456,725, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$473,681,384
Aggregate unrealized (depreciation) of investment securities	(107,961,173)
Net unrealized appreciation of investment securities	$365,720,211

Cost of investments for tax purposes is $ 2,310,191,973.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses on April 30, 2016, undistributed net investment income (loss) was increased by $13,069,969, undistributed net realized gain (loss) was increased by $632,826 and shares of beneficial interest was decreased by $13,702,795. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Mid Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	5,892,996	$209,757,836	4,472,728	$172,326,832
Class B	27,849	854,005	25,992	860,089
Class C	783,132	22,663,540	455,692	14,278,859
Class R	225,301	7,971,324	214,821	8,113,261
Class Y	621,771	23,246,797	759,712	30,295,433
Class R5	707,552	26,431,020	581,281	22,860,017
Class R6	168,238	6,339,325	642,983	25,333,447

Issued as reinvestment of dividends:
Class A	4,849,844	163,342,799	5,752,418	203,520,549
Class B	170,151	4,816,968	279,199	8,423,448
Class C	540,776	14,325,141	610,921	17,472,357
Class R	73,999	2,436,780	86,844	3,016,968
Class Y	144,326	5,029,788	146,681	5,342,124
Class R5	184,366	6,467,555	194,159	7,108,153
Class R6	104,418	3,671,357	210,104	7,702,412

Automatic conversion of Class B shares to Class A shares:
Class A	560,593	19,924,603	620,832	24,083,301
Class B	(662,016)	(19,924,603)	(721,805)	(24,083,301)

Reacquired:
Class A	(9,705,298)	(343,450,192)	(10,706,855)	(410,750,598)
Class B	(233,040)	(7,072,638)	(333,993)	(11,080,905)
Class C	(1,248,083)	(34,792,488)	(922,805)	(29,041,729)
Class R	(306,528)	(10,757,923)	(367,164)	(13,702,136)
Class Y	(566,796)	(20,616,046)	(516,107)	(20,503,270)
Class R5	(385,584)	(14,215,758)	(703,806)	(27,425,801)
Class R6	(363,803)	(13,360,843)	(1,349,956)	(54,591,411)
Net increase (decrease) in share activity	1,584,164	$53,088,347	(568,124)	$(40,441,901)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Mid Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/16	$38.74	$(0.18)		$(2.66)	$(2.84)	$(2.74)	$33.16	(7.43)%		$2,177,520	1.20	%(d)	1.21	%(d)	(0.49	)%(d)	60%
Year ended 04/30/15	37.30	(0.15)		5.18	5.03	(3.59)	38.74	14.39		2,482,328	1.14		1.19		(0.38)		61
Year ended 04/30/14	31.09	(0.16)		7.27	7.11	(0.90)	37.30	22.99		2,384,362	1.16		1.21		(0.44)		95
Year ended 04/30/13	28.15	(0.03	)(e)	2.97	2.94	—	31.09	10.44		1,491,997	1.29		1.29		(0.11	)(e)	88
Year ended 04/30/12	33.15	(0.16)		(2.82)	(2.98)	(2.02)	28.15	(8.37)		1,199,482	1.31		1.31		(0.57)		109
Class B
Year ended 04/30/16	33.03	(0.15)		(2.27)	(2.42)	(2.74)	27.87	(7.44	)(f)	43,403	1.20	(d)(f)	1.21	(d)(f)	(0.49	)(d)(f)	60
Year ended 04/30/15	32.30	(0.13)		4.45	4.32	(3.59)	33.03	14.42	(f)	74,463	1.14	(f)	1.19	(f)	(0.38	)(f)	61
Year ended 04/30/14	27.03	(0.14)		6.31	6.17	(0.90)	32.30	22.96	(f)	97,068	1.16	(f)	1.21	(f)	(0.44	)(f)	95
Year ended 04/30/13	24.47	(0.03	)(e)	2.59	2.56	—	27.03	10.46	(f)	106,586	1.29	(f)	1.29	(f)	(0.11	)(e)(f)	88
Year ended 04/30/12	29.11	(0.11)		(2.51)	(2.62)	(2.02)	24.47	(8.29	)(f)	109,449	1.21	(f)	1.21	(f)	(0.47	)(f)	109
Class C
Year ended 04/30/16	31.24	(0.35)		(2.14)	(2.49)	(2.74)	26.01	(8.12	)(g)	148,892	1.92	(d)(g)	1.93	(d)(g)	(1.21	)(d)(g)	60
Year ended 04/30/15	30.95	(0.35)		4.23	3.88	(3.59)	31.24	13.59	(g)	176,447	1.86	(g)	1.91	(g)	(1.10	)(g)	61
Year ended 04/30/14	26.11	(0.34)		6.08	5.74	(0.90)	30.95	22.12	(g)	170,355	1.88	(g)	1.93	(g)	(1.16	)(g)	95
Year ended 04/30/13	23.82	(0.20	)(e)	2.49	2.29	—	26.11	9.62		134,484	2.04		2.04		(0.86	)(e)	88
Year ended 04/30/12	28.63	(0.32)		(2.47)	(2.79)	(2.02)	23.82	(9.06)		95,998	2.06		2.06		(1.32)		109
Class R
Year ended 04/30/16	38.01	(0.26)		(2.62)	(2.88)	(2.74)	32.39	(7.69)		29,547	1.45	(d)	1.46	(d)	(0.74	)(d)	60
Year ended 04/30/15	36.74	(0.24)		5.10	4.86	(3.59)	38.01	14.14		34,942	1.39		1.44		(0.63)		61
Year ended 04/30/14	30.72	(0.24)		7.16	6.92	(0.90)	36.74	22.64		36,184	1.41		1.46		(0.69)		95
Year ended 04/30/13	27.88	(0.10	)(e)	2.94	2.84	—	30.72	10.19		31,410	1.54		1.54		(0.36	)(e)	88
Year ended 04/30/12	32.94	(0.23)		(2.81)	(3.04)	(2.02)	27.88	(8.62)		16,080	1.56		1.56		(0.82)		109
Class Y
Year ended 04/30/16	39.92	(0.09)		(2.75)	(2.84)	(2.74)	34.34	(7.21)		76,291	0.95	(d)	0.96	(d)	(0.24	)(d)	60
Year ended 04/30/15	38.23	(0.05)		5.33	5.28	(3.59)	39.92	14.70		80,736	0.89		0.94		(0.13)		61
Year ended 04/30/14	31.78	(0.07)		7.42	7.35	(0.90)	38.23	23.24		62,398	0.91		0.96		(0.19)		95
Year ended 04/30/13	28.70	0.04	(e)	3.04	3.08	—	31.78	10.73		48,115	1.04		1.04		0.14	(e)	88
Year ended 04/30/12	33.66	(0.09)		(2.85)	(2.94)	(2.02)	28.70	(8.12)		52,408	1.06		1.06		(0.32)		109
Class R5
Year ended 04/30/16	40.14	(0.04)		(2.77)	(2.81)	(2.74)	34.59	(7.08)		91,700	0.82	(d)	0.82	(d)	(0.11	)(d)	60
Year ended 04/30/15	38.39	(0.02)		5.36	5.34	(3.59)	40.14	14.80		86,090	0.81		0.81		(0.05)		61
Year ended 04/30/14	31.87	(0.04)		7.46	7.42	(0.90)	38.39	23.40		79,584	0.83		0.83		(0.11)		95
Year ended 04/30/13	28.73	0.10	(e)	3.04	3.14	—	31.87	10.93		19,881	0.84		0.84		0.34	(e)	88
Year ended 04/30/12	33.64	(0.03)		(2.86)	(2.89)	(2.02)	28.73	(7.97)		2,656	0.85		0.85		(0.11)		109
Class R6
Year ended 04/30/16	40.21	(0.01)		(2.78)	(2.79)	(2.74)	34.68	(7.02)		49,485	0.73	(d)	0.73	(d)	(0.02	)(d)	60
Year ended 04/30/15	38.41	0.02		5.37	5.39	(3.59)	40.21	14.93		61,029	0.72		0.72		0.04		61
Year ended 04/30/14(h)	34.50	(0.01)		4.82	4.81	(0.90)	38.41	14.05		77,395	0.73	(i)	0.73	(i)	(0.01	)(i)	95

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For years ended April 30, 2014 and 2013, the portfolio turnover calculation excludes the value of securities purchased of $641,584,142 and $463,100,189 and sold of $469,954,370 and $427,869,406 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Dynamics Fund and Invesco Capital Development Fund, respectively, into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,315,826, $59,475, $164,407, $32,178, $80,050, $88,908 and $54,818 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include significant cash dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.18) and (0.63)%, $(0.15) and (0.63)%, $(0.32) and (1.38)%, $(0.24) and (0.88)%, $(0.11) and (0.38)% and $(0.05) and (0.18)% for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.15% for the years ended April 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(g)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98%, 0.97% and 0.96% for the years ended April 30, 2016, 2015 and 2014, respectively.
(h)	Commencement date of July 15, 2013 for Class R6 shares.
(i)	Annualized.

20                         Invesco Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Mid Cap Growth Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 22, 2016

Houston, Texas

21                         Invesco Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$951.70	$6.02	$1,018.70	$6.22	1.24%
B	1,000.00	951.50	6.02	1,018.70	6.22	1.24
C	1,000.00	948.30	9.45	1,015.17	9.77	1.95
R	1,000.00	950.40	7.23	1,017.45	7.47	1.49
Y	1,000.00	952.80	4.81	1,019.94	4.97	0.99
R5	1,000.00	953.60	4.03	1,020.74	4.17	0.83
R6	1,000.00	954.00	3.60	1,021.18	3.72	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22                         Invesco Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$210,003,868
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Mid Cap Growth Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	VK-MCG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2016

Invesco Small Cap Value Fund
Nasdaq:
A: VSCAX ■ B: VSMBX ■ C: VSMCX ■ Y: VSMIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive.

The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Small Cap Value Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Small Cap Value Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2016, Class A shares of Invesco Small Cap Value Fund (the Fund), at net asset value (NAV), underperformed the Russell 2000 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-11.43%
Class B Shares	-12.06
Class C Shares	-12.11
Class Y Shares	-11.19
S&P 500 Index▼ (Broad Market Index)	1.21
Russell 2000 Value Index▼ (Style-Specific Index)	-3.71
Lipper Small-Cap Value Funds Index■ (Peer Group Index)	-3.99
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended April 30, 2016, the US economy improved slowly but steadily, although the health of individual economic sectors varied dramatically. The energy sector saw a continued slowdown as oil prices fell in response to increasing supply and slowing global demand. In contrast, continued low interest rates, increased availability of credit and a better employment picture all helped consumer-related sectors. However, US equity markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased investor uncertainty and market volatility. In the fall of 2015, US markets rallied and the US Federal Reserve (the Fed) saw enough economic stabilization to finally raise interest rates. US equity markets fell again in the first few months of 2016 due to continued concern about oil-price weakness and renewed uncertainty about Fed monetary policy. Market performance eventually recovered, and the S&P 500 Index, considered representative of the performance of the US stock market, finished the reporting period modestly higher.

Within the Russell 2000 Value Index, the utilities and consumer staples sectors were the best-performing sectors during the reporting period, while energy and consumer discretionary were the worst-performing. Overall, investor fear rose through the fiscal year, leading to better short-term performance for defensive sectors and wider valuation disparities across the market. As investors, we believe it is important to take a long-term perspective.

During the fiscal year, we continued to use our intrinsic value strategy, seeking to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future cash flow.

    Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from stock market indexes and peers and have little information value since we typically structure the portfolio significantly differently than these benchmarks.

    Drivers of Fund performance were mainly stock-specific during the fiscal year. Health care diagnostic and research company Alere was the largest contributor to overall Fund performance. Shares of the company rose after it was announced that Abbott Laboratories (not a Fund holding) was acquiring Alere. Asset management company Affiliated Managers and apparel company Tailored Brands (formerly Men’s Wearhouse) were also among the top contributors to Fund performance for the reporting period. We started buying Affiliated Managers in late 2015 as the stock came under pressure when its affiliate Third Avenue Management announced restrictions on investor withdrawals from a fund due to illiquidity, giving us an opportunity to buy stock in Affiliated Managers at a discount. The stock has risen since then as investor fear subsided. We also began buying Tailored Brands in late 2015 when the stock price went down mainly because of the underperformance of the company’s Jos. A. Bank brand. Investors reacted favorably after the company initiated a store rationalization program to help improve profitability and other operating aspects of the business.

Portfolio Composition
By sector	% of total net assets

Financials	26.9%
Industrials	17.7
Consumer Discretionary	16.5
Information Technology	15.9
Materials	6.1
Energy	5.1
Health Care	4.4
Consumer Staples	4.1
Money Market Funds Plus Other Assets Less Liabilities	3.3

Top 10 Equity Holdings*
% of total net assets

1. Belden Inc.	5.2%
2. AECOM	4.4
3. Affiliated Managers Group, Inc.	3.8
4. MDC Partners Inc.-Class A	3.6
5. Zions Bancorp	3.3
6. E*TRADE Financial Corp.	3.0
7. ON Semiconductor Corp.	3.0
8. AmTrust Financial Services, Inc.	3.0
9. LPL Financial Holdings, Inc.	2.9
10. ManpowerGroup Inc.	2.8

Total Net Assets	$2.8 billion

Total Number of Holdings*	64

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2016.

4                         Invesco Small Cap Value Fund

    Medical care company Hanger was the largest detractor from overall Fund results during the reporting period. The company did not meet the March 2016 New York Stock Exchange (NYSE) financial statement filing deadline and therefore was delisted from trading on the NYSE. The company currently trades on the over-the-counter market. As a result of the delisting, shares of Hanger fell materially. Despite not providing full financial statements, the company was able to provide select cash flow data for 2014 and 2015. Based on our analysis, at the end of the reporting period, we believed Hanger’s intrinsic value to be much higher than its share price.

    Financial services company LPL Financial and education and training services company DeVry Education Group were also among the largest detractors from overall Fund performance during the fiscal year. LPL Financial’s stock price declined following weaker-than-expected financial results in the fourth quarter of 2015 and due to investor fear regarding the impact of the new Department of Labor Fiduciary Rule on the financial advisory firm. We took advantage of the price weakness in early 2016 to buy more shares as we believed the stock was trading at a significant discount to its intrinsic value. In January 2016, DeVry Education Group was sued by the Federal Trade Commission for misleading advertising between 2008 and 2015. After evaluating the potential negative effects if the company were to be found guilty, we decided to sell our position in DeVry Education Group in March. Additionally, the Fund’s avoidance of the utilities sector also detracted from relative Fund results, as it was the best-performing sector within the Russell 2000 Value Index during the reporting period.

    We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results nor popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

    At the end of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund remained attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation.

    We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

R. Canon Coleman II Chartered Financial Analyst, Portfolio manager, is lead manager of Invesco Small Cap Value
Fund. He joined Invesco in 1999. Mr. Coleman earned a BS and an MS in accounting from the University of Florida. He also earned an MBA from the Wharton School of the University of Pennsylvania.

Jonathan Edwards Chartered Financial Analyst, Portfolio manager, is manager of Invesco Small Cap Value Fund. He joined Invesco in 2001. Mr. Edwards earned a BS in economics from Texas A&M University and an MBA from The University of Texas at Austin.

Jonathan Mueller Chartered Financial Analyst, Portfolio manager, is manager of Invesco Small Cap Value Fund. He joined Invesco in 2001. Mr. Mueller earned a BBA in accounting from Texas Christian University and an MBA in finance from The University of Texas at Austin. He is also a Certified Public Accountant.

5                         Invesco Small Cap Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
■	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Value Index is an unmanaged index considered representative of small-cap value stocks. The Russell 2000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Value Funds Index is an unmanaged index considered representative of small-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Small Cap Value Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (6/21/99)	9.74%
10 Years	7.42
5 Years	6.59
1 Year	-16.29

Class B Shares
Inception (6/21/99)	9.71%
10 Years	7.64
5 Years	6.90
1 Year	-15.93

Class C Shares
Inception (6/21/99)	9.28%
10 Years	7.23
5 Years	7.00
1 Year	-12.88

Class Y Shares
Inception (8/12/05)	9.06%
10 Years	8.30
5 Years	8.08
1 Year	-11.19

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Value Fund (renamed Invesco Small Cap Value Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/21/99)	9.72%
10 Years	7.46
5 Years	6.96
1 Year	-18.39

Class B Shares
Inception (6/21/99)	9.69%
10 Years	7.67
5 Years	7.28
1 Year	-18.05

Class C Shares
Inception (6/21/99)	9.26%
10 Years	7.26
5 Years	7.38
1 Year	-15.03

Class Y Shares
Inception (8/12/05)	9.01%
10 Years	8.33
5 Years	8.45
1 Year	-13.43

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.14%, 1.89%, 1.87% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco Small Cap Value Fund

Invesco Small Cap Value Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

continued on page 6

8                Invesco Small Cap Value Fund

Schedule of Investments(a)

April 30, 2016

	Shares	Value
Common Stocks–96.66%
Advertising–3.58%
MDC Partners Inc.–Class A(b)	4,897,579	$99,126,999

Apparel Retail–1.61%
Tailored Brands, Inc.(b)	2,566,456	44,707,664

Asset Management & Custody Banks–3.98%
Affiliated Managers Group, Inc.(c)	611,500	104,150,680
Virtus Investment Partners Inc.	77,500	6,062,050
		110,212,730

Auto Parts & Equipment–6.02%
Dana Holding Corp.	5,071,735	65,577,534
Gentex Corp.	4,669,600	74,900,384
Modine Manufacturing Co.(b)(c)	2,436,326	26,336,684
		166,814,602

Automobile Manufacturers–1.78%
Winnebago Industries, Inc.(b)	2,281,061	49,362,160

Building Products–0.88%
Owens Corning	80,049	3,687,857
Ply Gem Holdings Inc.(c)	1,420,630	20,812,230
		24,500,087

Construction & Engineering–4.40%
AECOM(c)	3,749,399	121,817,973

Construction Machinery & Heavy Trucks–1.89%
Meritor, Inc.(c)	3,368,249	28,630,116
Terex Corp.	866,500	20,700,685
WABCO Holdings Inc.(c)	27,900	3,129,264
		52,460,065

Consumer Electronics–1.46%
Harman International Industries, Inc.	528,600	40,575,336

Consumer Finance–1.69%
Synchrony Financial(c)	1,531,800	46,827,126

Diversified Metals & Mining–0.44%
Ferroglobe PLC	1,203,948	12,268,230

Electronic Components–6.56%
Belden Inc.(b)	2,266,899	143,132,003
Vishay Intertechnology, Inc.	3,169,800	38,544,768
		181,676,771

Electronic Equipment & Instruments–1.63%
FLIR Systems, Inc.	1,498,159	45,259,383

Electronic Manufacturing Services–2.88%
Flextronics International Ltd.(c)	5,854,900	71,137,035
KEMET Corp.(b)(c)	3,744,102	8,686,317
		79,823,352

	Shares	Value
Health Care Facilities–2.00%
Brookdale Senior Living Inc.(c)	1,235,477	$22,806,906
Hanger, Inc.(b)(c)	4,723,233	32,543,075
		55,349,981

Health Care Supplies–1.53%
Alere, Inc.(c)	1,084,794	42,306,966

Homebuilding–0.79%
Installed Building Products Inc.(c)	823,279	21,882,756

Human Resource & Employment Services–6.32%
Kelly Services, Inc.–Class A(b)	2,757,195	51,752,550
Kforce Inc.(b)	2,434,584	46,281,442
ManpowerGroup Inc.	999,003	76,953,201
		174,987,193

Industrial Machinery–0.73%
Chart Industries, Inc.(c)	456,200	11,742,588
Kennametal Inc.	357,400	8,356,012
		20,098,600

Investment Banking & Brokerage–6.91%
E*TRADE Financial Corp.(c)	3,343,100	84,179,258
LPL Financial Holdings, Inc.	3,027,719	79,931,782
TD Ameritrade Holding Corp.	917,600	27,372,008
		191,483,048

IT Consulting & Other Services–0.57%
Ciber, Inc.(b)(c)	6,808,657	15,796,084

Leisure Products–1.26%
Arctic Cat Inc.(b)	2,095,362	34,845,870

Life & Health Insurance–0.64%
CNO Financial Group, Inc.	972,188	17,859,094

Oil & Gas Equipment & Services–5.12%
C&J Energy Services Ltd.(c)	2,948,100	4,274,745
Forum Energy Technologies Inc.(c)	2,189,500	36,652,230
Helix Energy Solutions Group Inc.(c)	3,004,500	25,928,835
Weatherford International PLC(c)	9,240,909	75,128,590
		141,984,400

Personal Products–4.05%
Elizabeth Arden, Inc.(b)(c)	5,362,021	54,853,475
Nu Skin Enterprises, Inc.–Class A	1,410,378	57,501,111
		112,354,586

Pharmaceuticals–0.89%
Endo International PLC(c)	913,400	24,661,800

Property & Casualty Insurance–3.01%
AmTrust Financial Services, Inc.	3,356,343	83,405,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Value Fund

	Shares	Value
Real Estate Services–1.65%
Realogy Holdings Corp.(c)	1,277,938	$45,673,504

Regional Banks–5.99%
First Horizon National Corp.	4,178,467	58,832,815
SVB Financial Group(c)	143,800	14,995,464
Zions Bancorp.	3,345,700	92,073,664
		165,901,943

Reinsurance–1.55%
Reinsurance Group of America, Inc.	412,494	39,277,679
Validus Holdings, Ltd.	79,700	3,673,373
		42,951,052

Research & Consulting Services–3.10%
FTI Consulting, Inc.(c)	80,218	3,232,785
Huron Consulting Group Inc.(c)	49,755	2,766,876
Navigant Consulting, Inc.(c)	1,810,515	28,895,819
Resources Connection Inc.(b)	3,446,770	50,908,793
		85,804,273

Semiconductor Equipment–1.20%
Brooks Automation, Inc.	2,056,264	19,452,257
Lam Research Corp.	180,717	13,806,779
		33,259,036

Semiconductors–3.01%
ON Semiconductor Corp.(c)	8,813,500	83,463,845

	Shares	Value
Specialty Chemicals–1.58%
Flotek Industries, Inc.(c)	1,525,590	$14,416,825
Kraton Performance Polymers, Inc.(c)	1,296,007	29,432,319
		43,849,144

Steel–4.06%
Allegheny Technologies, Inc.	2,682,500	43,832,050
Carpenter Technology Corp.	1,939,078	68,662,752
		112,494,802

Thrifts & Mortgage Finance–1.46%
BofI Holding, Inc.(c)	1,982,100	40,375,377

Trading Companies & Distributors–0.44%
DXP Enterprises, Inc.(c)	557,900	12,190,115
Total Common Stocks (Cost $2,516,134,265)		2,678,411,071

Money Market Funds–3.30%
Liquid Assets Portfolio–Institutional Class, 0.44%(d)	45,722,701	45,722,701
Premier Portfolio–Institutional Class, 0.39%(d)	45,722,701	45,722,701
Total Money Market Funds (Cost $91,445,402)		91,445,402
TOTAL INVESTMENTS–99.96% (Cost $2,607,579,667)		2,769,856,473
OTHER ASSETS LESS LIABILITIES–0.04%		1,195,332
NET ASSETS–100.00%		$2,771,051,805

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of April 30, 2016 was $658,333,116, which represented 23.76% of the Fund’s Net Assets. See Note 4.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Value Fund

Statement of Assets and Liabilities

April 30, 2016

Assets:
Investments, at value (Cost $1,800,244,023)	$2,020,077,955
Investments in affiliates, at value (Cost $807,335,644)	749,778,518
Total investments, at value (Cost $2,607,579,667)	2,769,856,473
Receivable for:
Investments sold	26,999,736
Fund shares sold	2,452,771
Dividends	580,417
Investment for trustee deferred compensation and retirement plans	222,923
Other assets	78,308
Total assets	2,800,190,628

Liabilities:
Payable for:
Investments purchased	18,439,823
Fund shares reacquired	8,371,642
Accrued fees to affiliates	1,915,762
Accrued trustees’ and officers’ fees and benefits	6,129
Accrued other operating expenses	144,493
Trustee deferred compensation and retirement plans	260,974
Total liabilities	29,138,823
Net assets applicable to shares outstanding	$2,771,051,805

Net assets consist of:
Shares of beneficial interest	$2,618,216,640
Undistributed net investment income	4,920,695
Undistributed net realized gain (loss)	(14,362,336)
Net unrealized appreciation	162,276,806
$2,771,051,805

Net Assets:
Class A	$1,320,826,389
Class B	$12,941,648
Class C	$107,646,812
Class Y	$1,329,636,956

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	81,478,967
Class B	996,620
Class C	8,609,613
Class Y	79,181,259
Class A:
Net asset value per share	$16.21
Maximum offering price per share
(Net asset value of $16.21 ÷ 94.50%)	$17.15
Class B:
Net asset value and offering price per share	$12.99
Class C:
Net asset value and offering price per share	$12.50
Class Y:
Net asset value and offering price per share	$16.79

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Value Fund

Statement of Operations

For the year ended April 30, 2016

Investment income:
Dividends (net of foreign withholding taxes of $518,807)	$33,784,353
Dividends from affiliates	7,901,461
Total investment income	41,685,814

Expenses:
Advisory fees	19,521,624
Administrative services fees	557,645
Custodian fees	71,416
Distribution fees:
Class A	3,705,483
Class B	171,412
Class C	1,263,744
Transfer agent fees	5,911,672
Trustees’ and officers’ fees and benefits	76,564
Registration and filing fees	141,038
Reports to shareholders	244,056
Professional services fees	67,945
Other	71,073
Total expenses	31,803,672
Less: Fees waived and expense offset arrangement(s)	(151,931)
Net expenses	31,651,741
Net investment income	10,034,073

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $15,452,593)	113,430,579
Foreign currencies	(13,864)
113,416,715
Change in net unrealized appreciation (depreciation) of investment securities	(534,397,359)
Net realized and unrealized gain (loss)	(420,980,644)
Net increase (decrease) in net assets resulting from operations	$(410,946,571)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Value Fund

Statement of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	2016	2015
Operations:
Net investment income	$10,034,073	$1,682,750
Net realized gain	113,416,715	518,761,263
Change in net unrealized appreciation (depreciation)	(534,397,359)	(340,211,606)
Net increase (decrease) in net assets resulting from operations	(410,946,571)	180,232,407

Distributions to shareholders from net investment income:
Class A	(687,810)	—
Class Y	(3,335,002)	—
Total distributions from net investment income	(4,022,812)	—

Distributions to shareholders from net realized gains:
Class A	(140,503,127)	(251,728,848)
Class B	(1,924,940)	(4,288,875)
Class C	(15,046,944)	(27,405,603)
Class Y	(137,836,409)	(210,688,817)
Total distributions from net realized gains	(295,311,420)	(494,112,143)

Share transactions–net:
Class A	(92,017,771)	3,102,028
Class B	(5,071,758)	(3,533,885)
Class C	(10,410,051)	6,296,273
Class Y	49,882,360	357,348,180
Net increase (decrease) in net assets resulting from share transactions	(57,617,220)	363,212,596
Net increase (decrease) in net assets	(767,898,023)	49,332,860

Net assets:
Beginning of year	3,538,949,828	3,489,616,968
End of year (includes undistributed net investment income of $4,920,695 and $(1,019,244), respectively)	$2,771,051,805	$3,538,949,828

Notes to Financial Statements

April 30, 2016

NOTE 1—Significant Accounting Policies

Invesco Small Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

13                         Invesco Small Cap Value Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                         Invesco Small Cap Value Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Small Cap Value Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.67%
Next $500 million	0.645%
Over $1 billion	0.62%

For the year ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2016, the Adviser waived advisory fees of $150,232.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2016, expenses incurred under these arrangements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2016, IDI advised the Fund that IDI retained $21,355 in front-end sales commissions from the sale of Class A shares and $10,792, $2,578 and $3,007 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2016, the Fund incurred $107,013 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

16                         Invesco Small Cap Value Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended April 30, 2016.

	Value 04/30/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 04/30/16	Dividend Income
Arctic Cat Inc.	$—	$46,921,953	$—	$(12,076,083)	$—	$34,845,870	$290,050
Belden Inc.(a)	121,396,149	58,361,556	(17,158,110)	(18,780,193)	(687,399)	143,132,003	409,761
Callaway Golf Co.	46,183,648	—	(43,325,914)	(14,003,683)	11,145,949	—	131,905
Ciber, Inc.	23,832,089	185,055	—	(8,221,060)	—	15,796,084	—
Elizabeth Arden, Inc.	69,623,228	4,194,970	—	(18,964,723)	—	54,853,475	—
Hanger, Inc.	84,094,931	14,792,424	—	(66,344,280)	—	32,543,075	—
Installed Building Products Inc.(b)	39,793,798	1,593,900	(32,767,361)	(5,083,388)	18,345,807	21,882,756	—
Kelly Services, Inc. — Class A	30,408,050	13,112,032	—	8,232,468	—	51,752,550	464,564
KEMET Corp.	16,174,521	—	—	(7,488,204)	—	8,686,317	—
Kforce Inc.	41,780,156	11,303,861	—	(6,802,575)	—	46,281,442	916,737
MDC Partners Inc. — Class A(a)	19,932,786	80,439,382	(5,517,031)	4,094,569	177,293	99,126,999	2,939,908
Modine Manufacturing Co.(a)	21,936,691	5,724,896	—	(1,324,903)	—	26,336,684	—
Quicksilver, Inc.	49,755,293	—	(345,987)	49,233,480	(98,642,786)	—	—
Resources Connection Inc.	57,172,079	—	(3,079,186)	(3,390,923)	206,823	50,908,793	1,342,335
Tailored Brands, Inc.	—	35,995,188	—	8,712,476	—	44,707,664	461,962
Winnebago Industries, Inc.(a)	26,175,369	21,166,898	—	2,019,893	—	49,362,160	870,916
Total	$648,258,788	$293,792,115	$(102,193,589)	$(90,187,129)	$(69,454,313)	$680,215,872	$7,828,138

(a)	At April 30, 2015, this security was not considered to be an affiliate of the Fund.
(b)	As of April 30, 2016, this security is no longer considered an affiliate of the Fund.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2016, the Fund engaged in securities purchases of $2,513,669 and securities sales of $28,110,425, which resulted in net realized gains of $15,452,593.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,699.

17                         Invesco Small Cap Value Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
Ordinary income	$4,080,288	$15,021,256
Long-term capital gain	295,253,944	479,090,887
Total distributions	$299,334,232	$494,112,143

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$5,198,624
Net unrealized appreciation — investments	161,492,095
Temporary book/tax differences	(277,929)
Capital loss carryforward	(502,511)
Post-October deferrals	(13,075,114)
Shares of beneficial interest	2,618,216,640
Total net assets	$2,771,051,805

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$502,511	$—	$502,511

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

18                         Invesco Small Cap Value Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $1,355,350,435 and $1,675,548,306, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$467,813,359
Aggregate unrealized (depreciation) of investment securities	(306,321,264)
Net unrealized appreciation of investment securities	$161,492,095

Cost of investments for tax purposes is $2,608,364,378.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income distributions and foreign currency transactions, on April 30, 2016, undistributed net investment income was decreased by $71,322 and undistributed net realized gain (loss) was increased by $71,322. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	14,380,494	$254,657,811	18,314,715	$390,577,358
Class B	10,504	161,454	11,967	223,954
Class C	333,290	4,532,878	420,804	7,461,287
Class Y	25,707,776	465,855,012	30,754,496	677,067,815

Issued as reinvestment of dividends:
Class A	8,199,536	132,094,525	12,521,989	232,032,465
Class B	142,891	1,849,010	265,185	4,073,242
Class C	1,145,564	14,273,723	1,737,561	25,802,775
Class Y	7,620,047	127,026,183	10,000,421	191,008,045

Automatic conversion of Class B shares to Class A shares:
Class A	213,251	3,730,270	191,845	4,085,268
Class B	(262,060)	(3,730,270)	(227,934)	(4,085,268)

Reacquired:
Class A	(27,452,832)	(482,500,377)	(28,813,185)	(623,593,063)
Class B	(235,675)	(3,351,952)	(208,295)	(3,745,813)
Class C	(2,173,846)	(29,216,652)	(1,553,548)	(26,967,789)
Class Y	(31,103,588)	(542,998,835)	(23,257,507)	(510,727,680)
Net increase (decrease) in share activity	(3,474,648)	$(57,617,220)	20,158,514	$363,212,596

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Small Cap Value Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 04/30/16	$20.33	$0.04		$(2.37)	$(2.33)	$(0.01)	$(1.78)	$(1.79)	$16.21	(11.43)%	$1,320,826	1.11	%(e)	1.11	%(e)	0.24	%(e)	45%
Year ended 04/30/15	22.75	(0.00)		0.95	0.95	—	(3.37)	(3.37)	20.33	5.59	1,751,109	1.13		1.13		(0.02)		44
Year ended 04/30/14	18.53	(0.06)		6.11	6.05	—	(1.83)	(1.83)	22.75	33.78	1,909,149	1.11		1.11		(0.29)		33
Year ended 04/30/13	17.80	(0.02	)(f)	3.17	3.15	—	(2.42)	(2.42)	18.53	20.27	1,454,001	1.12		1.15		(0.13	)(f)	35
Year ended 04/30/12	19.71	(0.04)		(0.75)	(0.79)	—	(1.12)	(1.12)	17.80	(3.18)	1,326,668	1.03		1.17		(0.24)		50
Class B
Year ended 04/30/16	16.80	(0.07)		(1.96)	(2.03)	—	(1.78)	(1.78)	12.99	(12.06)	12,942	1.86	(e)	1.86	(e)	(0.51	)(e)	45
Year ended 04/30/15	19.54	(0.14)		0.77	0.63	—	(3.37)	(3.37)	16.80	4.81	22,527	1.88		1.88		(0.77)		44
Year ended 04/30/14	16.25	(0.19)		5.31	5.12	—	(1.83)	(1.83)	19.54	32.75	29,312	1.86		1.86		(1.04)		33
Year ended 04/30/13	16.01	(0.13	)(f)	2.79	2.66	—	(2.42)	(2.42)	16.25	19.44	28,408	1.81		1.90		(0.82	)(f)	35
Year ended 04/30/12	17.91	(0.08)		(0.70)	(0.78)	—	(1.12)	(1.12)	16.01	(3.45)	34,194	1.33		1.81		(0.54)		50
Class C
Year ended 04/30/16	16.25	(0.07)		(1.90)	(1.97)	—	(1.78)	(1.78)	12.50	(12.11)	107,647	1.86	(e)	1.86	(e)	(0.51	)(e)	45
Year ended 04/30/15	19.02	(0.13)		0.73	0.60	—	(3.37)	(3.37)	16.25	4.80 (g)	151,196	1.86	(g)	1.86	(g)	(0.75	)(g)	44
Year ended 04/30/14	15.86	(0.19)		5.18	4.99	—	(1.83)	(1.83)	19.02	32.75	165,438	1.86		1.86		(1.04)		33
Year ended 04/30/13	15.69	(0.13	)(f)	2.72	2.59	—	(2.42)	(2.42)	15.86	19.39	138,382	1.87		1.90		(0.88	)(f)	35
Year ended 04/30/12	17.65	(0.15)		(0.69)	(0.84)	—	(1.12)	(1.12)	15.69	(3.85)	140,342	1.76		1.90		(0.97)		50
Class Y
Year ended 04/30/16	20.97	0.09		(2.45)	(2.36)	(0.04)	(1.78)	(1.82)	16.79	(11.19)	1,329,637	0.86	(e)	0.86	(e)	0.49	(e)	45
Year ended 04/30/15	23.31	0.05		0.98	1.03	—	(3.37)	(3.37)	20.97	5.81	1,614,118	0.88		0.88		0.23		44
Year ended 04/30/14	18.90	(0.01)		6.25	6.24	—	(1.83)	(1.83)	23.31	34.13	1,385,718	0.86		0.86		(0.04)		33
Year ended 04/30/13	18.07	0.02	(f)	3.23	3.25	—	(2.42)	(2.42)	18.90	20.54	885,327	0.87		0.90		0.12	(f)	35
Year ended 04/30/12	19.94	0.00		(0.75)	(0.75)	—	(1.12)	(1.12)	18.07	(2.93)	744,163	0.78		0.92		0.01		50

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share, for the years prior to April 30, 2013.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $983,090,206 and sold of $586,342,254 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Special Value Fund, Invesco Small-Mid Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small-Mid Cap Value Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,482,193, $17,141, $126,374 and $1,462,456 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.06) and (0.35)%, $(0.17) and (1.04)%, $(0.17) and (1.10)% and $(0.02) and (0.10)% for Class A, Class B, Class C and Class Y, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99% for the year ended April 30, 2015.

20                         Invesco Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Value Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 22, 2016

Houston, Texas

21                         Invesco Small Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$958.30	$5.45	$1,019.29	$5.62	1.12%
B	1,000.00	955.00	9.09	1,015.56	9.37	1.87
C	1,000.00	954.70	9.09	1,015.56	9.37	1.87
Y	1,000.00	959.50	4.24	1,020.54	4.37	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22                         Invesco Small Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$295,253,944
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Small Cap Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Value Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin send-ing you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	VK-SCV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2016

Invesco Technology Fund
Nasdaq:
A: ITYAX ■ B: ITYBX ■ C: ITHCX ■ Y: ITYYX ■ Investor: FTCHX ■ R5: FTPIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Technology Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Technology Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2016, Class A shares of Invesco Technology Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market/style-specific benchmark, the Nasdaq Composite Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.83%
Class B Shares	-7.53
Class C Shares	-7.50
Class Y Shares	-6.61
Investor Class Shares	-6.73
Class R5 Shares	-6.36
Nasdaq Composite Index▼ (Broad Market/Style-Specific Index)*	-2.19
S&P 500 Index▼ (Former Broad Market Index)*	1.21
The BofA Merrill Lynch 100 Technology Index (price only)¢ (Former Style-Specific Index)*	-3.36
Lipper Science & Technology Funds Index¿ (Peer Group Index)	-3.58

Source(s): ▼FactSet Research Systems; ¢Bloomberg LP; ¿Lipper Inc.

* The Fund has elected to use the Nasdaq Composite Index as its broad market/style-specific index rather than using the S&P 500 Index as its broad market index and The BofA Merrill Lynch 100 Technology Index (price only) as its style-specific index because the Nasdaq Composite Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer-related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

    In the first half of the reporting period, US equity market performance was greatly affected by expectations of when, and whether, the US Federal Reserve (the Fed) might raise interest rates – and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

    US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output. Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

    In this environment, the information technology sector posted a flat return for the fiscal year. Invesco Technology Fund had negative returns and trailed the Nasdaq Composite Index, its broad market/style-specific benchmark for the reporting period.

    Among individual stocks, Facebook – a high conviction holding – was the leading contributor to Fund performance for the reporting period. The company reported increased usage, increased migration to mobile devices and increased video usage, which led to increased video advertising revenue. Facebook also reduced guidance for its future expenses. Amazon.com also contributed to Fund results as the company reported expanding profitability in major business segments; the stock was up more than 50% during the reporting period. Alphabet – a newly formed and renamed holding company formerly known as Google – was a strong contributor to Fund performance for the fiscal year. During the fiscal year, a new chief financial officer enhanced communication with investors and stressed cost

Portfolio Composition
By sector	% of total net assets

Information Technology	53.0%
Health Care	24.0
Consumer Discretionary	14.8
Industrials	2.5
Telecommunication Services	1.5
Financials	0.6
Money Market Funds Plus Other Assets Less Liabilities	3.6

Top 10 Equity Holdings*
% of total net assets

1.	Facebook Inc.-Class A	7.4%
2.	Alphabet Inc.-Class A	6.4
3.	Apple Inc.	5.8
4.	Amazon.com, Inc.	5.7
5.	Microsoft Corp.	4.7
6.	Visa Inc.-Class A	4.0
7.	Broadcom Ltd.	3.9
8.	Gilead Sciences, Inc.	3.7
9.	salesforce.com, inc.	3.2
10.	Celgene Corp.	3.1

Total Net Assets	$652.8 million

Total Number of Holdings*	42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2016.

4                         Invesco Technology Fund

discipline for the company. This responsible messaging, combined with strength in the company’s YouTube and mobile-search businesses, pushed the stock higher.

    In contrast, Apple was one of the largest detractors from Fund performance during the reporting period. Apple is one of the largest positions in the Fund and the stock was hurt by short-term product cycle factors which we do not believe will be long-term issues. LinkedIn also detracted from Fund performance. The company’s stock price fell after the company reported disappointing fourth-quarter results and shut down its ad platform, which was viewed as a key driver of future growth. We sold the stock before the close of the reporting period.

    After a particularly strong run, biotechnology stocks were punished severely regardless of company-specific fundamentals, negatively impacting several Fund holdings. This negative performance was driven by political rhetoric regarding drug pricing, mixed earnings results and unsustainably high valuations in the small-cap biotech space, which led to significant outflows from biotechnology stocks as a group. Fund holdings Alkermes, Vertex Pharmaceuticals and Gilead Sciences detracted from Fund performance during the reporting period. At the close of the reporting period, the Fund remained tilted toward stocks of attractive growth companies in the biotechnology industry – companies that are innovating and developing promising new treatments.

    At the close of the reporting period, the Fund was biased toward growth technology, including biopharmaceuticals, and away from mature technology. It emphasized innovation, transformative technology and opportunities which we expect to take market share from mature companies, including the game-changing technologies of mobile security, cloud and biopharmaceuticals. We remain optimistic about technology spending given strong corporate balance sheets and companies’ need to invest in more robust security solutions for future growth. In our opinion, the increased pace of health care innovation is likely to continue to produce attractive long-term growth rates due to successful mapping of the human genome and recent productivity improvements, both of which have fostered faster and more effective targeting of promising therapeutics. We attempt to harness multi-year secular trends, which may benefit long-term investors regardless of near-term economic conditions.

    As we’ve discussed, stocks were volatile during the fiscal year, and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco Technology Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco
Technology Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Janet Luby Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Technology
Fund. She joined Invesco in 2011. Ms. Luby earned a BBA in finance from Texas A&M University. She is also a Certified Public Accountant.

Assisted by Invesco’s Large/Multi-Cap Growth Team

5                         Invesco Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source: Bloomberg LP
4	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund elected to use the Nasdaq Composite Index as its broad market/style-specific index rather than using the S&P 500 Index as its broad market index and The BofA Merrill Lynch 100 Technology Index (price only) as its style-specific index because the Nasdaq Composite Index more closely reflects the performance of the types of securities in which the Fund invests.

    Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Technology Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	2.56%
10 Years	4.17
5 Years	3.89
1 Year	-11.94

Class B Shares
Inception (3/28/02)	2.53%
10 Years	4.15
5 Years	4.02
1 Year	-11.82

Class C Shares
Inception (2/14/00)	-4.94%
10 Years	3.99
5 Years	4.31
1 Year	-8.36

Class Y Shares
10 Years	4.96%
5 Years	5.35
1 Year	-6.61

Investor Class Shares
Inception (1/19/84)	9.34%
10 Years	4.82
5 Years	5.16
1 Year	-6.73

Class R5 Shares
Inception (12/21/98)	3.01%
10 Years	5.44
5 Years	5.70
1 Year	-6.36
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	2.68%
10 Years	4.46
5 Years	4.79
1 Year	-12.37

Class B Shares
Inception (3/28/02)	2.64%
10 Years	4.44
5 Years	4.91
1 Year	-12.23

Class C Shares
Inception (2/14/00)	-4.88%
10 Years	4.27
5 Years	5.19
1 Year	-8.83

Class Y Shares
10 Years	5.25%
5 Years	6.24
1 Year	-7.07

Investor Class Shares
Inception (1/19/84)	9.41%
10 Years	5.11
5 Years	6.05
1 Year	-7.21

Class R5 Shares
Inception (12/21/98)	3.10%
10 Years	5.73
5 Years	6.60
1 Year	-6.84
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

of this report for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares was 1.40%, 2.15%, 2.15%, 1.15%, 1.30% and 0.87%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                          Invesco Technology Fund

Invesco Technology Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

8                         Invesco Technology Fund

■	Mid-capitalization risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
■	Technology sector risk. The Fund will concentrate its investments in the securities of issuers engaged primarily in technology-related industries. Technology companies are subject to intense competition, rapid obsolescence of their products, issues with obtaining financing or regulatory approvals, product incompatibility, changing consumer preferences, high required corporate capital expenditure for research and development or infrastructure and development of new products, each of which make the prices of securities issued by these companies more volatile.

About indexes used in this report

■	The Nasdaq Composite Index is a broad-based, capitalization-weighted, total return index of all Nasdaq domestic and international based common type stocks listed on the Nasdaq Stock Market.
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The BofA Merrill Lynch 100 Technology Index (price only) is an unmanaged, price-only, equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.
■	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Technology Fund

Schedule of Investments(a)

April 30, 2016

	Shares	Value
Common Stocks & Other Equity Interests–96.45%
Aerospace & Defense–2.52%
Raytheon Co.	130,377	$16,473,134

Application Software–3.24%
salesforce.com, inc.(b)	278,745	21,128,871

Biotechnology–13.49%
Alexion Pharmaceuticals, Inc.(b)	42,702	5,947,535
Alkermes PLC(b)	331,109	13,161,583
Amgen Inc.	70,271	11,123,899
Biogen Inc.(b)	24,234	6,664,108
Celgene Corp.(b)	195,983	20,266,602
Gilead Sciences, Inc.	276,025	24,348,165
Vertex Pharmaceuticals Inc.(b)	77,995	6,578,098
		88,089,990

Cable & Satellite–3.13%
DISH Network Corp.–Class A(b)	358,691	17,679,879
Time Warner Cable Inc.	12,995	2,756,370
		20,436,249

Communications Equipment–0.79%
Palo Alto Networks, Inc.(b)	34,034	5,134,710

Consumer Electronics–3.46%
Harman International Industries, Inc.	126,685	9,724,341
Sony Corp. (Japan)	530,100	12,885,070
		22,609,411

Data Processing & Outsourced Services–8.52%
First Data Corp.–Class A(b)	390,974	4,453,194
MasterCard, Inc.–Class A	202,377	19,628,545
Vantiv, Inc.–Class A(b)	96,370	5,256,020
Visa Inc.–Class A	340,024	26,263,454
		55,601,213

Health Care Equipment–2.15%
Medtronic PLC	177,396	14,040,893

Home Entertainment Software–5.44%
Activision Blizzard, Inc.	568,049	19,580,649
Electronic Arts Inc.(b)	154,898	9,580,441
Nintendo Co., Ltd. (Japan)	47,100	6,334,858
		35,495,948

Internet Retail–8.20%
Amazon.com, Inc.(b)	56,448	37,232,536
Netflix Inc.(b)	67,533	6,079,996
Priceline Group Inc. (The)(b)	7,620	10,238,689
		53,551,221

	Shares	Value
Internet Software & Services–16.73%
Alibaba Group Holding Ltd.–ADR (China)(b)	50,825	$3,910,476
Alphabet Inc.–Class A(b)	59,363	42,021,880
Alphabet Inc.–Class C(b)	21,818	15,120,092
Facebook Inc.–Class A(b)	409,758	48,179,346
		109,231,794

Investment Banking & Brokerage–0.59%
Charles Schwab Corp. (The)	135,899	3,860,891

IT Consulting & Other Services–0.58%
Cognizant Technology Solutions Corp.–Class A(b)	64,293	3,752,782

Life Sciences Tools & Services–2.56%
Thermo Fisher Scientific, Inc.	115,796	16,703,573

Managed Health Care–0.75%
UnitedHealth Group Inc.	37,167	4,894,151

Pharmaceuticals–5.10%
Allergan PLC(b)	43,802	9,485,761
Bristol-Myers Squibb Co.	211,498	15,265,926
Eli Lilly and Co.	113,226	8,551,960
		33,303,647

Semiconductors–6.35%
Broadcom Ltd. (Singapore)	174,364	25,413,553
NXP Semiconductors N.V. (Netherlands)(b)	188,030	16,035,198
		41,448,751

Systems Software–5.57%
Microsoft Corp.	608,115	30,326,695
ServiceNow, Inc.(b)	84,351	6,029,409
		36,356,104

Technology Hardware, Storage & Peripherals–5.77%
Apple Inc.	401,599	37,645,890

Wireless Telecommunication Services–1.51%
Sprint Corp.(b)	2,877,915	9,871,248
Total Common Stocks & Other Equity Interests (Cost $444,094,175)		629,630,471

Money Market Funds–2.73%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	8,913,228	8,913,228
Premier Portfolio–Institutional Class, 0.39%(c)	8,913,228	8,913,228
Total Money Market Funds (Cost $17,826,456)		17,826,456
TOTAL INVESTMENTS–99.18% (Cost $461,920,631)		647,456,927
OTHER ASSETS LESS LIABILITIES–0.82%		5,356,731
NET ASSETS–100.00%		$652,813,658

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Technology Fund

Statement of Assets and Liabilities

April 30, 2016

Assets:
Investments, at value (Cost $444,094,175)	$629,630,471
Investments in affiliated money market funds, at value and cost	17,826,456
Total investments, at value (Cost $461,920,631)	647,456,927
Foreign currencies, at value (Cost $19,139)	26,629
Receivable for:
Investments sold	15,247,985
Fund shares sold	329,257
Dividends	391,013
Investment for trustee deferred compensation and retirement plans	200,463
Other assets	58,368
Total assets	663,710,642

Liabilities:
Payable for:
Investments purchased	9,476,725
Fund shares reacquired	519,220
Accrued fees to affiliates	592,438
Accrued trustees’ and officers’ fees and benefits	2,362
Accrued other operating expenses	75,973
Trustee deferred compensation and retirement plans	230,266
Total liabilities	10,896,984
Net assets applicable to shares outstanding	$652,813,658

Net assets consist of:
Shares of beneficial interest	$474,787,696
Undistributed net investment income (loss)	(1,494,841)
Undistributed net realized gain (loss)	(6,004,988)
Net unrealized appreciation	185,525,791
$652,813,658

Net Assets:
Class A	$279,233,893
Class B	$5,662,571
Class C	$27,898,300
Class Y	$9,255,692
Investor Class	$330,298,442
Class R5	$464,760

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	8,463,809
Class B	195,849
Class C	1,003,381
Class Y	278,439
Investor Class	10,077,560
Class R5	12,315
Class A:
Net asset value per share	$32.99
Maximum offering price per share
(Net asset value of $32.99 ÷ 94.50%)	$34.91
Class B:
Net asset value and offering price per share	$28.91
Class C:
Net asset value and offering price per share	$27.80
Class Y:
Net asset value and offering price per share	$33.24
Investor Class:
Net asset value and offering price per share	$32.78
Class R5:
Net asset value and offering price per share	$37.74

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Technology Fund

Statement of Operations

For the year ended April 30, 2016

Investment income:
Dividends (net of foreign withholding taxes of $6,756)	$4,834,690
Dividends from affiliated money market funds (includes securities lending income of $41,534)	76,694
Total investment income	4,911,384

Expenses:
Advisory fees	4,994,713
Administrative services fees	189,961
Custodian fees	22,673
Distribution fees:
Class A	757,137
Class B	78,585
Class C	304,275
Investor Class	602,653
Transfer agent fees — A, B, C, Y and Investor	2,607,008
Transfer agent fees — R5	1,118
Trustees’ and officers’ fees and benefits	43,951
Registration and filing fees	92,489
Reports to shareholders	122,307
Professional services fees	62,134
Other	27,658
Total expenses	9,906,662
Less: Fees waived and expense offset arrangement(s)	(33,875)
Net expenses	9,872,787
Net investment income (loss)	(4,961,403)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(4,592,611)
Foreign currencies	1,265
(4,591,346)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(41,273,483)
Foreign currencies	(10,942)
(41,284,425)
Net realized and unrealized gain (loss)	(45,875,771)
Net increase (decrease) in net assets resulting from operations	$(50,837,174)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Technology Fund

Statement of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(4,961,403)	$(6,454,194)
Net realized gain (loss)	(4,591,346)	91,116,418
Change in net unrealized appreciation (depreciation)	(41,284,425)	19,567,221
Net increase (decrease) in net assets resulting from operations	(50,837,174)	104,229,445

Distributions to shareholders from net realized gains:
Class A	(21,588,723)	(38,747,261)
Class B	(565,799)	(1,542,107)
Class C	(2,439,662)	(4,285,234)
Class Y	(632,960)	(986,633)
Investor Class	(24,548,720)	(48,973,514)
Class R5	(26,205)	(267,544)
Total distributions from net realized gains	(49,802,069)	(94,802,293)

Share transactions–net:
Class A	12,277,080	20,722,994
Class B	(2,785,580)	(3,175,078)
Class C	2,094,880	3,201,412
Class Y	1,543,377	3,102,651
Investor Class	(4,667,465)	11,677,663
Class R5	(516,716)	(460,031)
Net increase in net assets resulting from share transactions	7,945,576	35,069,611
Net increase (decrease) in net assets	(92,693,667)	44,496,763

Net assets:
Beginning of year	745,507,325	701,010,562
End of year (includes undistributed net investment income (loss) of $(1,494,841) and $(2,230,237), respectively)	$652,813,658	$745,507,325

Notes to Financial Statements

April 30, 2016

NOTE 1—Significant Accounting Policies

Invesco Technology Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Class R5. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

13                         Invesco Technology Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees.

Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                         Invesco Technology Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

15                         Invesco Technology Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2016, the Adviser waived advisory fees of $19,424.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect

16                         Invesco Technology Fund

to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2016, IDI advised the Fund that IDI retained $44,503 in front-end sales commissions from the sale of Class A shares and $1,922, $1,048 and $1,300 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2016, the Fund incurred $8,402 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$628,236,999	$19,219,928	$—	$647,456,927

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,451.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Technology Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
Ordinary income	$—	$1,696,107
Long-term capital gain	49,802,069	93,106,186
Total distributions	$49,802,069	$94,802,293

Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation — investments	$184,621,205
Net unrealized appreciation (depreciation) — other investments	(10,504)
Temporary book/tax differences	(235,721)
Post-October capital loss deferral	(5,089,898)
Late-Year ordinary loss deferral	(1,259,120)
Shares of beneficial interest	474,787,696
Total net assets	$652,813,658

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2016.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $325,455,108 and $382,982,025, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$217,893,287
Aggregate unrealized (depreciation) of investment securities	(33,272,082)
Net unrealized appreciation of investment securities	$184,621,205

Cost of investments for tax purposes is $462,835,722.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and fair fund settlement, on April 30, 2016, undistributed net investment income (loss) was increased by $5,696,799, undistributed net realized gain (loss) was increased by $2,868 and shares of beneficial interest was decreased by $5,699,667. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Technology Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,926,254	$71,790,658	1,010,582	$39,883,670
Class B	3,377	109,483	9,412	334,523
Class C	208,493	6,550,960	138,902	4,757,541
Class Y	98,908	3,634,390	118,993	4,755,522
Investor Class	389,157	14,076,824	364,139	14,261,281
Class R5	32,371	1,385,677	21,948	963,801

Issued as reinvestment of dividends:
Class A	555,305	20,218,651	1,006,748	36,625,492
Class B	17,341	554,904	46,348	1,506,291
Class C	72,954	2,244,796	130,249	4,083,317
Class Y	13,633	499,641	25,004	912,901
Investor Class	651,719	23,559,648	1,301,690	47,004,027
Class R5	611	25,396	6,484	265,851

Automatic conversion of Class B shares to Class A shares:
Class A	67,911	2,461,415	81,722	3,245,390
Class B	(76,874)	(2,461,415)	(90,724)	(3,245,390)

Reacquired:
Class A	(2,317,080)	(82,193,644)	(1,505,018)	(59,031,558)
Class B	(30,258)	(988,552)	(49,525)	(1,770,502)
Class C	(220,054)	(6,700,876)	(165,484)	(5,639,446)
Class Y	(71,023)	(2,590,654)	(62,366)	(2,565,772)
Investor Class	(1,167,108)	(42,303,937)	(1,264,395)	(49,587,645)
Class R5	(43,236)	(1,927,789)	(40,858)	(1,689,683)
Net increase in share activity	112,401	$7,945,576	1,083,851	$35,069,611

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 9% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

19                         Invesco Technology Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/16	$37.86	$(0.26)		$(2.09)		$(2.35)	$—	$(2.52)	$(2.52)	$32.99	(6.83)%		$279,234	1.39	%(d)	1.39	%(d)	(0.70	)%(d)	46%
Year ended 04/30/15	37.61	(0.35)		5.88		5.53	—	(5.28)	(5.28)	37.86	15.27		311,682	1.40		1.40		(0.89)		67
Year ended 04/30/14	34.19	(0.30)		7.07		6.77	—	(3.35)	(3.35)	37.61	20.22		287,236	1.45		1.45		(0.80)		69
Year ended 04/30/13	37.33	(0.24	)(e)	(1.57	)(f)	(1.81)	(0.27)	(1.06)	(1.33)	34.19	(4.70	)(f)	253,013	1.52		1.52		(0.70	)(e)	41
Year ended 04/30/12	35.86	(0.36)		1.83		1.47	—	—	—	37.33	4.10		312,389	1.55		1.56		(1.06)		48
Class B
Year ended 04/30/16	33.73	(0.47)		(1.83)		(2.30)	—	(2.52)	(2.52)	28.91	(7.53)		5,663	2.14	(d)	2.14	(d)	(1.45	)(d)	46
Year ended 04/30/15	34.27	(0.58)		5.32		4.74	—	(5.28)	(5.28)	33.73	14.41		9,521	2.15		2.15		(1.64)		67
Year ended 04/30/14	31.64	(0.54)		6.52		5.98	—	(3.35)	(3.35)	34.27	19.32		12,567	2.20		2.20		(1.55)		69
Year ended 04/30/13	34.61	(0.46	)(e)	(1.45	)(f)	(1.91)	—	(1.06)	(1.06)	31.64	(5.39	)(f)	14,979	2.27		2.27		(1.45	)(e)	41
Year ended 04/30/12	33.47	(0.57)		1.71		1.14	—	—	—	34.61	3.41		23,803	2.30		2.31		(1.81)		48
Class C
Year ended 04/30/16	32.53	(0.45)		(1.76)		(2.21)	—	(2.52)	(2.52)	27.80	(7.53)		27,898	2.14	(d)	2.14	(d)	(1.45	)(d)	46
Year ended 04/30/15	33.22	(0.56)		5.15		4.59	—	(5.28)	(5.28)	32.53	14.40		30,645	2.15		2.15		(1.64)		67
Year ended 04/30/14	30.76	(0.53)		6.34		5.81	—	(3.35)	(3.35)	33.22	19.32		27,846	2.20		2.20		(1.55)		69
Year ended 04/30/13	33.68	(0.45	)(e)	(1.41	)(f)	(1.86)	—	(1.06)	(1.06)	30.76	(5.39	)(f)	24,716	2.27		2.27		(1.45	)(e)	41
Year ended 04/30/12	32.58	(0.55)		1.65		1.10	—	—	—	33.68	3.38		31,836	2.30		2.31		(1.81)		48
Class Y
Year ended 04/30/16	38.04	(0.17)		(2.11)		(2.28)	—	(2.52)	(2.52)	33.24	(6.61)		9,256	1.14	(d)	1.14	(d)	(0.45	)(d)	46
Year ended 04/30/15	37.67	(0.25)		5.90		5.65	—	(5.28)	(5.28)	38.04	15.58		9,013	1.15		1.15		(0.64)		67
Year ended 04/30/14	34.16	(0.21)		7.07		6.86	—	(3.35)	(3.35)	37.67	20.51		5,850	1.20		1.20		(0.55)		69
Year ended 04/30/13	37.31	(0.16	)(e)	(1.57	)(f)	(1.73)	(0.36)	(1.06)	(1.42)	34.16	(4.46	)(f)	3,716	1.27		1.27		(0.45	)(e)	41
Year ended 04/30/12	35.74	(0.27)		1.84		1.57	—	—	—	37.31	4.39		4,937	1.30		1.31		(0.81)		48
Investor Class
Year ended 04/30/16	37.60	(0.22)		(2.08)		(2.30)	—	(2.52)	(2.52)	32.78	(6.73	)(g)	330,298	1.30	(d)(g)	1.30	(d)(g)	(0.61	)(d)(g)	46
Year ended 04/30/15	37.34	(0.31)		5.85		5.54	—	(5.28)	(5.28)	37.60	15.41	(g)	383,681	1.30	(g)	1.30	(g)	(0.79	)(g)	67
Year ended 04/30/14	33.94	(0.27)		7.02		6.75	—	(3.35)	(3.35)	37.34	20.31	(g)	366,054	1.36	(g)	1.36	(g)	(0.71	)(g)	69
Year ended 04/30/13	37.06	(0.22	)(e)	(1.56	)(f)	(1.78)	(0.28)	(1.06)	(1.34)	33.94	(4.64	)(f)(g)	342,287	1.48	(g)	1.48	(g)	(0.66	)(e)(g)	41
Year ended 04/30/12	35.58	(0.35)		1.83		1.48	—	—	—	37.06	4.16		414,003	1.52		1.53		(1.03)		48
Class R5
Year ended 04/30/16	42.75	(0.08)		(2.41)		(2.49)	—	(2.52)	(2.52)	37.74	(6.36)		465	0.87	(d)	0.87	(d)	(0.18	)(d)	46
Year ended 04/30/15	41.63	(0.16)		6.56		6.40	—	(5.28)	(5.28)	42.75	15.91		965	0.87		0.87		(0.36)		67
Year ended 04/30/14	37.33	(0.10)		7.75		7.65	—	(3.35)	(3.35)	41.63	20.89		1,457	0.89		0.89		(0.24)		69
Year ended 04/30/13	40.64	(0.03	)(e)	(1.70	)(f)	(1.73)	(0.52)	(1.06)	(1.58)	37.33	(4.08	)(f)	1,194	0.89		0.89		(0.07	)(e)	41
Year ended 04/30/12	38.77	(0.14)		2.01		1.87	—	—	—	40.64	4.82		1,038	0.88		0.89		(0.39)		48

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $90,282,548 and sold of $44,478,217 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Technology Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $302,855, $7,858, $30,428, $9,302, $365,665 and $1,113 for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.34) and (1.00)%, $(0.56) and (1.75)%, $(0.54) and (1.75)%, $(0.26) and (0.75)%, $(0.33) and (0.96)% and $(0.14) and (0.37)% for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share for the year ended April 30, 2013 would have been $(1.74), $(1.62), $(1.58), $(1.74), $(1.73) and $(1.87) for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.16%, 0.15%, 0.16% and 0.20% for the years ended April 30, 2016, April 30, 2015, April 30, 2014 and April 30, 2013, respectively.

20                         Invesco Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Technology Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 22, 2016

Houston, Texas

21                         Invesco Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$890.30	$6.53	$1,017.95	$6.97	1.39%
B	1,000.00	886.80	10.04	1,014.22	10.72	2.14
C	1,000.00	887.10	10.04	1,014.22	10.72	2.14
Y	1,000.00	891.30	5.36	1,019.19	5.72	1.14
Investor	1,000.00	891.00	6.11	1,018.40	6.52	1.30
R5	1,000.00	892.60	4.14	1,020.49	4.42	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22                         Invesco Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$49,802,069
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Technology Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for
Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	I-TEC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2016

Invesco Technology Sector Fund
Nasdaq:
A: IFOAX ■ B: IFOBX ■ C: IFOCX ■ Y: IFODX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive.

The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Technology Sector Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Technology Sector Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2016, Class A shares of Invesco Technology Sector Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market/style-specific benchmark, the Nasdaq Composite Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.10%
Class B Shares	-7.77
Class C Shares	-7.83
Class Y Shares	-6.90
Nasdaq Composite Index▼ (Broad Market/Style-Specific Index)*	-2.19
S&P 500 Index▼ (Former Broad Market Index)*	1.21
The BofA Merrill Lynch 100 Technology Index (price only)■ (Former Style-Specific Index)*	-3.36
Lipper Science & Technology Funds Index¿ (Peer Group Index)	-3.58

Source(s): ▼FactSet Research Systems; ■Bloomberg LP; ¿Lipper Inc.

*   The Fund has elected to use the Nasdaq Composite Index as its broad market/style-specific index rather than using the S&P 500 Index as its broad market index and The BofA Merrill Lynch 100 Technology Index (price only) as its style-specific index because the Nasdaq Composite Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer-related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

    In the first half of the reporting period, US equity market performance was greatly affected by expectations of when, and whether, the US Federal Reserve (the Fed) might raise interest rates – and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

    US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output.

Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

    In this environment, the information technology sector posted a flat return for the fiscal year. Invesco Technology Sector Fund had negative returns and trailed the Nasdaq Composite Index, its broad market/style-specific benchmark for the reporting period.

    Among individual stocks, Facebook – a high conviction holding – was the leading contributor to Fund performance for the reporting period. The company reported increased usage, increased migration to mobile devices and increased video usage, which led to increased video advertising revenue. Facebook also reduced guidance for its future expenses. Amazon.com also contributed to Fund results as the company reported expanding profitability in major business segments; the stock was up more than 50% during the reporting period. Alphabet – a newly formed and renamed holding company formerly known as Google – was a strong contributor to Fund performance for the fiscal year. During the fiscal year, a new chief financial officer enhanced communication with investors and stressed cost discipline for the company. This responsible messaging, combined with strength in the company’s YouTube and mobile-search businesses, pushed the stock higher.

    In contrast, Apple was one of the largest detractors from Fund performance during the reporting period. Apple is one of the largest positions in the Fund and the stock was hurt by short-term product cycle factors which we do not believe will be long-term issues. LinkedIn also detracted from Fund performance. The company’s stock price fell after the company reported disappointing fourth-quarter results and shut down its ad platform, which was viewed as a key driver of

Portfolio Composition

By sector	% of total net assets

Information Technology	53.2%
Health Care	24.1
Consumer Discretionary	14.8
Industrials	2.5
Telecommunication Services	1.5
Financials	0.6
Money Market Funds
Plus Other Assets Less Liabilities	3.3

Top 10 Equity Holdings*
% of total net assets

1. Facebook Inc.-Class A	7.4%
2. Alphabet Inc.-Class A	6.5
3. Apple Inc.	5.8
4. Amazon.com, Inc.	5.7
5. Microsoft Corp.	4.7
6. Visa Inc.-Class A	4.0
7. Broadcom Ltd.	3.9
8. Gilead Sciences, Inc.	3.7
9. salesforce.com, inc.	3.2
10. Celgene Corp.	3.1

Total Net Assets	$79.0 million

Total Number of Holdings*	42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2016.

4                Invesco Technology Sector Fund

future growth. We sold the stock before the close of the reporting period.

    After a particularly strong run, biotechnology stocks were punished severely regardless of company-specific fundamentals, negatively impacting several Fund holdings. This negative performance was driven by political rhetoric regarding drug pricing, mixed earnings results and unsustainably high valuations in the small-cap biotech space, which led to significant outflows from biotechnology stocks as a group. Fund holdings Alkermes, Vertex Pharmaceuticals and Gilead Sciences detracted from Fund performance during the reporting period. At the close of the reporting period, the Fund remained tilted toward stocks of attractive growth companies in the biotechnology industry – companies that are innovating and developing promising new treatments.

    At the close of the reporting period, the Fund was biased toward growth technology, including biopharmaceuticals, and away from mature technology. It emphasized innovation, transformative technology and opportunities which we expect to take market share from mature companies, including the game-changing technologies of mobile security, cloud and biopharmaceuticals. We remain optimistic about technology spending given strong corporate balance sheets and companies’ need to invest in more robust security solutions for future growth. In our opinion, the increased pace of health care innovation is likely to continue to produce attractive long-term growth rates due to successful mapping of the human genome and recent productivity improvements, both of which have fostered faster and more effective targeting of promising therapeutics. We attempt to harness multi-year secular trends, which may benefit long-term investors regardless of near-term economic conditions.

    As we’ve discussed, stocks were volatile during the fiscal year, and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco Technology Sector Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Technology Sector Fund. He joined
Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Janet Luby Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Technology Sector Fund. She joined
Invesco in 2011. Ms. Luby earned a BBA in finance from Texas A&M University. She is also a Certified Public Accountant.

Assisted by Invesco’s Large/Multi-Cap Growth Team

5                Invesco Technology Sector Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source: Bloomberg LP

Past performance cannot guarantee comparable future results.

During the reporting period, the Fund elected to use the Nasdaq Composite Index as its broad market/style-specific index rather than using the S&P 500 Index as its broad market index and The BofA Merrill Lynch 100 Technology Index (price only) as its style-specific index because the Nasdaq Composite Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Technology Sector Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	3.78%
10 Years	3.35
5 Years	4.14
1 Year	-12.23

Class B Shares
Inception (11/28/95)	4.20%
10 Years	3.31
5 Years	4.20
1 Year	-12.38

Class C Shares
Inception (7/28/97)	3.31%
10 Years	3.16
5 Years	4.54
1 Year	-8.75

Class Y Shares
Inception (7/28/97)	4.33%
10 Years	4.20
5 Years	5.60
1 Year	-6.90

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Technology Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Technology Sector Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Technology Sector Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	3.87%
10 Years	3.41
5 Years	4.98
1 Year	-12.71

Class B Shares
Inception (11/28/95)	4.28%
10 Years	3.37
5 Years	5.05
1 Year	-12.81

Class C Shares
Inception (7/28/97)	3.41%
10 Years	3.22
5 Years	5.38
1 Year	-9.20

Class Y Shares
Inception (7/28/97)	4.43%
10 Years	4.26
5 Years	6.45
1 Year	-7.33

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.58%, 2.33%, 2.32% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Technology Sector Fund

Invesco Technology Sector Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Mid-capitalization risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These

8                Invesco Technology Sector Fund

companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

■	Technology sector risk. The Fund will concentrate its investments in the securities of issuers engaged primarily in the communications and information industry. Technology companies are subject to intense competition, rapid obsolescence of their products, issues with obtaining financing or regulatory approvals, product incompatibility, changing consumer preferences, high required corporate capital expenditure for research and development or infrastructure and development of new products, each of which make the prices of securities issued by these companies more volatile.

About indexes used in this report

■	The Nasdaq Composite Index is a broad-based, capitalization-weighted, total return index of all Nasdaq domestic and international based common type stocks listed on the Nasdaq Stock Market.
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The BofA Merrill Lynch 100 Technology Index (price only) is an unmanaged, price-only, equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.
■	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                Invesco Technology Sector Fund

Schedule of Investments(a)

April 30, 2016

	Shares	Value
Common Stocks & Other Equity Interests–96.67%
Aerospace & Defense–2.53%
Raytheon Co.	15,788	$1,994,814

Application Software–3.25%
salesforce.com, inc.(b)	33,852	2,565,982

Biotechnology–13.50%
Alexion Pharmaceuticals, Inc.(b)	5,183	721,888
Alkermes PLC(b)	39,264	1,560,744
Amgen Inc.	8,534	1,350,932
Biogen Inc.(b)	2,940	808,471
Celgene Corp.(b)	23,801	2,461,261
Gilead Sciences, Inc.	33,520	2,956,799
Vertex Pharmaceuticals Inc.(b)	9,472	798,869
		10,658,964

Cable & Satellite–3.14%
DISH Network Corp.–Class A(b)	43,557	2,146,924
Time Warner Cable Inc.	1,572	333,437
		2,480,361

Communications Equipment–0.79%
Palo Alto Networks, Inc.(b)	4,122	621,886

Consumer Electronics–3.48%
Harman International Industries, Inc.	15,381	1,180,646
Sony Corp. (Japan)	64,400	1,565,362
		2,746,008

Data Processing & Outsourced Services–8.53%
First Data Corp.–Class A(b)	47,178	537,357
MasterCard, Inc.–Class A	24,508	2,377,031
Vantiv, Inc.–Class A (b)	11,703	638,282
Visa Inc.–Class A	41,178	3,180,589
		6,733,259

Health Care Equipment–2.16%
Medtronic PLC	21,494	1,701,250

Home Entertainment Software–5.46%
Activision Blizzard, Inc.	68,994	2,378,223
Electronic Arts Inc.(b)	18,812	1,163,522
Nintendo Co., Ltd. (Japan)	5,700	766,639
		4,308,384

Internet Retail–8.21%
Amazon.com, Inc.(b)	6,823	4,500,383
Netflix Inc.(b)	8,185	736,895
Priceline Group Inc. (The)(b)	926	1,244,229
		6,481,507

	Shares	Value
Internet Software & Services–16.81%
Alibaba Group Holding Ltd.–ADR (China)(b)	6,155	$473,566
Alphabet Inc.–Class A(b)	7,224	5,113,725
Alphabet Inc.–Class C(b)	2,658	1,842,020
Facebook Inc.–Class A(b)	49,727	5,846,901
		13,276,212

Investment Banking & Brokerage–0.59%
Charles Schwab Corp. (The)	16,511	469,078

IT Consulting & Other Services–0.58%
Cognizant Technology Solutions Corp.–Class A(b)	7,812	455,986

Life Sciences Tools & Services–2.56%
Thermo Fisher Scientific, Inc.	14,031	2,023,972

Managed Health Care–0.75%
UnitedHealth Group Inc.	4,522	595,457

Pharmaceuticals–5.10%
Allergan PLC(b)	5,244	1,135,641
Bristol-Myers Squibb Co.	25,685	1,853,943
Eli Lilly and Co.	13,753	1,038,764
		4,028,348

Semiconductors–6.37%
Broadcom Ltd. (Singapore)	21,176	3,086,402
NXP Semiconductors N.V. (Netherlands)(b)	22,802	1,944,555
		5,030,957

Systems Software–5.59%
Microsoft Corp.	73,881	3,684,446
ServiceNow, Inc.(b)	10,215	730,168
		4,414,614

Technology Hardware, Storage & Peripherals–5.78%
Apple Inc.	48,673	4,562,607

Wireless Telecommunication Services–1.49%
Sprint Corp.(b)	341,980	1,172,991
Total Common Stocks & Other Equity Interests (Cost $69,537,499)		76,322,637

Money Market Funds–2.71%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	1,071,079	1,071,079
Premier Portfolio–Institutional Class, 0.39%(c)	1,071,079	1,071,079
Total Money Market Funds (Cost $2,142,158)		2,142,158
TOTAL INVESTMENTS–99.38% (Cost $71,679,657)		78,464,795
OTHER ASSETS LESS LIABILITIES–0.62%		492,593
NET ASSETS–100.00%		$78,957,388

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Technology Sector Fund

Statement of Assets and Liabilities

April 30, 2016

Assets:
Investments, at value (Cost $69,537,499)	$76,322,637
Investments in affiliated money market funds, at value and cost	2,142,158
Total investments, at value (Cost $71,679,657)	78,464,795
Foreign currencies, at value (Cost $4,131)	5,150
Receivable for:
Investments sold	1,819,568
Fund shares sold	10,538
Dividends	48,038
Investment for trustee deferred compensation and retirement plans	27,869
Other assets	27,485
Total assets	80,403,443

Liabilities:
Payable for:
Investments purchased	1,097,228
Fund shares reacquired	152,427
Accrued fees to affiliates	119,225
Accrued trustees’ and officers’ fees and benefits	1,787
Accrued other operating expenses	45,206
Trustee deferred compensation and retirement plans	30,182
Total liabilities	1,446,055
Net assets applicable to shares outstanding	$78,957,388

Net assets consist of:
Shares of beneficial interest	$74,234,532
Undistributed net investment income (loss)	(274,063)
Undistributed net realized gain (loss)	(1,787,215)
Net unrealized appreciation	6,784,134
$78,957,388

Net Assets:
Class A	$70,255,747
Class B	$643,887
Class C	$6,758,687
Class Y	$1,299,067

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	4,509,157
Class B	47,985
Class C	503,577
Class Y	79,609
Class A:
Net asset value per share	$15.58
Maximum offering price per share
(Net asset value of $15.58 ÷ 94.50%)	$16.49
Class B:
Net asset value and offering price per share	$13.42
Class C:
Net asset value and offering price per share	$13.42
Class Y:
Net asset value and offering price per share	$16.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Technology Sector Fund

Statement of Operations

For the year ended April 30, 2016

Investment income:
Dividends (net of foreign withholding taxes of $843)	$604,185
Dividends from affiliated money market funds (includes securities lending income of $5,549)	9,998
Total investment income	614,183

Expenses:
Advisory fees	598,182
Administrative services fees	50,000
Custodian fees	9,430
Distribution fees:
Class A	197,500
Class B	9,844
Class C	75,817
Transfer agent fees	366,464
Trustees’ and officers’ fees and benefits	20,225
Registration and filing fees	50,953
Reports to shareholders	43,099
Professional services fees	35,250
Other	9,842
Total expenses	1,466,606
Less: Fees waived and expense offset arrangement(s)	(2,723)
Net expenses	1,463,883
Net investment income (loss)	(849,700)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	6,301,078
Foreign currencies	931
6,302,009
Change in net unrealized appreciation (depreciation) of:
Investment securities	(11,367,608)
Foreign currencies	(1,066)
(11,368,674)
Net realized and unrealized gain (loss)	(5,066,665)
Net increase (decrease) in net assets resulting from operations	$(5,916,365)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Technology Sector Fund

Statement of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(849,700)	$(1,120,231)
Net realized gain	6,302,009	17,847,032
Change in net unrealized appreciation (depreciation)	(11,368,674)	(2,673,458)
Net increase (decrease) in net assets resulting from operations	(5,916,365)	14,053,343

Share transactions–net:
Class A	(10,956,691)	(10,076,410)
Class B	(581,865)	(630,321)
Class C	(774,023)	(1,000,731)
Class Y	452,285	148,030
Net increase (decrease) in net assets resulting from share transactions	(11,860,294)	(11,559,432)
Net increase (decrease) in net assets	(17,776,659)	2,493,911

Net assets:
Beginning of year	96,734,047	94,240,136
End of year (includes undistributed net investment income (loss) of $(274,063) and $(361,573), respectively)	$78,957,388	$96,734,047

Notes to Financial Statements

April 30, 2016

NOTE 1—Significant Accounting Policies

Invesco Technology Sector Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

13                         Invesco Technology Sector Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

14                         Invesco Technology Sector Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

15                         Invesco Technology Sector Fund

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.67%
Next $2.5 billion	0.645%
Over $3 billion	0.62%

For the year ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 2.00%, 2.75%, 2.75%, and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2016, the Adviser waived advisory fees of $2,384.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2016, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended April 30, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2016, IDI advised the Fund that IDI retained $0 in front-end sales commissions from the sale of Class A shares and $143 from Class B shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2016, the Fund incurred $1,065 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Technology Sector Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$76,132,794	$2,332,001	$—	$78,464,795

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $339.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

There were no ordinary or long term gain distributions paid during the years ended April 30, 2016 and 2015.

Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation — investments	$6,700,728
Net unrealized appreciation (depreciation) — other investments	(1,004)
Temporary book/tax differences	(31,090)
Post-October deferrals	(1,702,805)
Late-year ordinary loss deferral	(242,973)
Shares of beneficial interest	74,234,532
Total net assets	$78,957,388

17                         Invesco Technology Sector Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2016.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $39,033,054 and $53,475,650, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$13,544,278
Aggregate unrealized (depreciation) of investment securities	(6,843,550)
Net unrealized appreciation of investment securities	$6,700,728

Cost of investments for tax purposes is $71,764,067.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2016, undistributed net investment income (loss) was increased by $937,210, undistributed net realized gain (loss) was decreased by $14,026 and shares of beneficial interest was decreased by $923,184. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	110,280	$1,836,154	91,896	$1,488,325
Class B	—	—	1,575	21,858
Class C	16,864	234,225	10,709	157,927
Class Y	46,583	775,751	26,038	433,480

Automatic conversion of Class B shares to Class A shares:
Class A	25,960	427,834	28,544	462,730
Class B	(30,033)	(427,834)	(32,780)	(462,730)

Reacquired:
Class A	(794,117)	(13,220,679)	(746,476)	(12,027,465)
Class B	(10,672)	(154,031)	(13,703)	(189,449)
Class C	(70,174)	(1,008,248)	(83,489)	(1,158,658)
Class Y	(18,943)	(323,466)	(16,915)	(285,450)
Net increase (decrease) in share activity	(724,252)	$(11,860,294)	(734,601)	$(11,559,432)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Technology Sector Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/16	$16.73	$(0.15)		$(1.00)		$(1.15)	$15.58	(6.87)%		$70,256	1.58	%(d)	1.58	%(d)	(0.89	)%(d)	44%
Year ended 04/30/15	14.49	(0.17)		2.41		2.24	16.73	15.46		86,451	1.58		1.58		(1.07)		66
Year ended 04/30/14	12.01	(0.14)		2.62		2.48	14.49	20.65		83,926	1.68		1.68		(1.02)		69
Year ended 04/30/13	12.59	(0.12	)(e)	(0.46	)(f)	(0.58)	12.01	(4.61	)(f)	80,866	1.82		1.83		(1.00	)(e)	43
One month ended 04/30/12	12.97	(0.01)		(0.37)		(0.38)	12.59	(2.93)		99,453	1.71	(g)	1.71	(g)	(1.34	)(g)	4
Year ended 03/31/12	11.70	(0.15)		1.42	(f)	1.27	12.97	10.85	(f)	103,068	1.81		1.82		(1.29)		38
Class B
Year ended 04/30/16	14.52	(0.24)		(0.86)		(1.10)	13.42	(7.58)		644	2.33	(d)	2.33	(d)	(1.64	)(d)	44
Year ended 04/30/15	12.66	(0.25)		2.11		1.86	14.52	14.69		1,287	2.33		2.33		(1.82)		66
Year ended 04/30/14	10.58	(0.21)		2.29		2.08	12.66	19.66		1,692	2.43		2.43		(1.77)		69
Year ended 04/30/13	11.18	(0.18	)(e)	(0.42	)(f)	(0.60)	10.58	(5.37	)(f)	2,408	2.57		2.58		(1.75	)(e)	43
One month ended 04/30/12	11.52	(0.02)		(0.32)		(0.34)	11.18	(2.95)		4,309	2.46	(g)	2.46	(g)	(2.09	)(g)	4
Year ended 03/31/12	10.47	(0.20)		1.25	(f)	1.05	11.52	10.03	(f)	4,626	2.56		2.57		(2.04)		38
Class C
Year ended 04/30/16	14.52	(0.24)		(0.86)		(1.10)	13.42	(7.58)		6,759	2.33	(d)	2.33	(d)	(1.64	)(d)	44
Year ended 04/30/15	12.67	(0.25)		2.10		1.85	14.52	14.60	(h)	8,087	2.32	(h)	2.32	(h)	(1.81	)(h)	66
Year ended 04/30/14	10.58	(0.21)		2.30		2.09	12.67	19.75	(h)	7,976	2.41	(h)	2.41	(h)	(1.75	)(h)	69
Year ended 04/30/13	11.18	(0.18	)(e)	(0.42	)(f)	(0.60)	10.58	(5.37	)(f)	7,841	2.57		2.58		(1.75	)(e)	43
One month ended 04/30/12	11.52	(0.02)		(0.32)		(0.34)	11.18	(2.95)		9,745	2.46	(g)	2.46	(g)	(2.09	)(g)	4
Year ended 03/31/12	10.46	(0.20)		1.26	(f)	1.06	11.52	10.13	(f)	10,152	2.54		2.55		(2.02)		38
Class Y
Year ended 04/30/16	17.49	(0.11)		(1.06)		(1.17)	16.32	(6.69)		1,299	1.33	(d)	1.33	(d)	(0.64	)(d)	44
Year ended 04/30/15	15.10	(0.14)		2.53		2.39	17.49	15.83		909	1.33		1.33		(0.82)		66
Year ended 04/30/14	12.49	(0.11)		2.72		2.61	15.10	20.90		647	1.43		1.43		(0.77)		69
Year ended 04/30/13	13.06	(0.09	)(e)	(0.48	)(f)	(0.57)	12.49	(4.36	)(f)	630	1.57		1.58		(0.75	)(e)	43
One month ended 04/30/12	13.45	(0.01)		(0.38)		(0.39)	13.06	(2.90)		560	1.46	(g)	1.46	(g)	(1.09	)(g)	4
Year ended 03/31/12	12.10	(0.12)		1.47	(f)	1.35	13.45	11.16	(f)	555	1.56		1.57		(1.04)		38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $79,660, $984, $7,581 and $1,055 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.15) and (1.30)%, $(0.21) and (2.05)%, $(0.21) and (2.05)% and $(0.13) and (1.05)% for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share for the year ended April 30, 2013 would have been $(0.55), $(0.51), $(0.51) and $(0.57) for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower. Net gains (losses) on securities (both realized and unrealized) per share for the year ended March 31, 2012 would have been $1.29, $1.12, $1.13 and $1.34 for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower.
(g)	Annualized.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99% and 0.98% for the years ended April 30, 2015 and 2014, respectively.

19                         Invesco Technology Sector Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Technology Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Technology Sector Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 22, 2016

Houston, Texas

20                         Invesco Technology Sector Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$890.30	$7.24	$1,017.21	$7.72	1.54%
B	1,000.00	887.60	10.75	1,013.48	11.46	2.29
C	1,000.00	887.00	10.74	1,013.48	11.46	2.29
Y	1,000.00	891.80	6.07	1,018.45	6.47	1.29

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21                         Invesco Technology Sector Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Technology Sector Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	MS-TECH-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2016

Invesco Value Opportunities Fund
Nasdaq:
A: VVOAX ■ B: VVOBX ■ C: VVOCX ■ R: VVORX ■ Y: VVOIX ■ R5: VVONX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Value Opportunities Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Value Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2016, Class A shares of Invesco Value Opportunities Fund (the Fund), at net asset value (NAV), underperformed the S&P 1500 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.93%
Class B Shares	-6.97
Class C Shares	-7.57
Class R Shares	-7.12
Class Y Shares	-6.71
Class R5 Shares	-6.56
S&P 500 Index▼ (Broad Market Index)	1.21
S&P 1500 Value Index▼ (Style-Specific Index)	0.14
Lipper Multi-Cap Value Funds Index¢ (Peer Group Index)	-3.14
Source(s):▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

During the fiscal year ended April 30, 2016, the US economy improved slowly but steadily, although the health of individual economic sectors varied dramatically. The energy sector saw a continued slowdown as oil prices fell in response to increasing supply and slowing global demand. In contrast, continued low interest rates, increased availability of credit and a better employment picture all helped consumer-related sectors. However, US equity markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased investor uncertainty and market volatility. In the fall of 2015, US markets rallied and the US Federal Reserve (the Fed) saw enough economic stabilization to finally raise interest rates. US equity markets fell again in the first few months of 2016 due to continued concern about oil-price weakness and renewed uncertainty about Fed monetary policy. Market performance eventually recovered, and the S&P 500 In-

dex, considered representative of the performance of the US stock market, finished the reporting period modestly higher.

Within the S&P 1500 Value Index, the utilities and telecommunication services sectors were the best-performing sectors for the reporting period, while energy was the worst-performing sector. Overall, investor fear rose through the fiscal year, leading to better short-term performance for defensive sectors and wider valuation disparities across the market. As investors, we believe it is important to take a long-term perspective.

During the fiscal year, we continued to use our intrinsic value strategy, seeking to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future cash flow. Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from stock market indexes and peers and have little information value since we typically structure the portfolio significantly differently than these benchmarks.

  Drivers of Fund performance were mainly stock-specific during the fiscal year. Health care diagnostic and research company Alere was the largest contributor to Fund performance during the reporting period. Shares of the company rose after it was announced that Abbott Laboratories (not a Fund holding) was acquiring Alere. Energy company Apache also made a large contribution to Fund performance during the reporting period, as did advertising agency Omnicom Group. We purchased Apache in late summer and early fall of 2015 when the decline in oil prices gave us an opportunity to buy shares of the company at a discount. Shares of Apache rebounded in the last couple of months of the fiscal year along with the energy sector in general.

  The Fund’s financials sector holdings, including LPL Financial and Citigroup, were among the largest detractors from Fund performance during the reporting period. LPL Financial’s stock price declined following weaker-than-expected financial results in the fourth quarter of 2015 and due to investor fear regarding the impact of the new Department of Labor Fiduciary Rule on the financial advisory firm. We took advantage of the price weakness in early 2016 to buy more shares as we believed the stock was trading at a significant discount to its intrinsic value. Citigroup was negatively impacted by the rise in investor concern of macroeconomic weakness in international mar-

Portfolio Composition
By sector	% of total net assets

Financials	44.4%
Information Technology	18.3
Consumer Discretionary	10.1
Industrials	7.9
Energy	5.9
Health Care	5.3
Materials	2.9
Consumer Staples	2.0
Money Market Funds Plus Other Assets Less Liabilities	3.2

Top 10 Equity Holdings*

% of total net assets

1.	Belden Inc.	6.1%
2.	AECOM	5.8
3.	Affiliated Managers Group, Inc.	5.0
4.	JPMorgan Chase & Co.	4.4
5.	Zions Bancorp	3.7
6.	Synchrony Financial	3.7
7.	Citigroup Inc.	3.3
8.	Gentex Corp.	3.1
9.	Weatherford International PLC	3.1
10.	TD Ameritrade Holding Corp.	3.0

Total Net Assets	$758.7 million

Total Number of Holdings*	41

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2016.

4                         Invesco Value Opportunities Fund

kets over the course of the fiscal year. Consumer staples company Nu Skin Enterprises, a direct marketing business that sells skin care and beauty products, was also among the largest detractors from Fund performance during the reporting period. The company’s share price fell after it lowered its earnings guidance. The Fund’s avoidance of the utilities sector during the reporting period detracted from relative Fund results versus the S&P 1500 Value Index, as utilities was the best-performing sector within the S&P 1500 Value Index during the reporting period.

We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results nor popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

At the end of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund was attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation.

We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

R. Canon Coleman II Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Value Opportunities Fund. He joined Invesco in 1999. Mr. Coleman earned a BS and an MS in accounting from the University of Florida. He also earned an MBA from the Wharton School of the University of Pennsylvania.

Jonathan Edwards Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Value Opportunities Fund. He joined Invesco in 2001.
Mr. Edwards earned a BS in economics from Texas A&M University and an MBA from The University of Texas at Austin.

Jonathan Mueller Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Value Opportunities Fund. He joined Invesco in 2001.
Mr. Mueller earned a BBA in accounting from Texas Christian University and an MBA in finance from The University of Texas at Austin. He is also a Certified Public Accountant.

5                         Invesco Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Value Opportunities Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (6/25/01)	4.13%
10 Years	2.40
5 Years	5.36
1 Year	-12.04

Class B Shares
Inception (6/25/01)	4.11%
10 Years	2.61
5 Years	6.23
1 Year	-10.97

Class C Shares
Inception (6/25/01)	3.77%
10 Years	2.25
5 Years	5.79
1 Year	-8.37

Class R Shares
10 Years	2.73%
5 Years	6.29
1 Year	-7.12

Class Y Shares
Inception (3/23/05)	4.21%
10 Years	3.23
5 Years	6.80
1 Year	-6.71

Class R5 Shares
10 Years	3.23%
5 Years	7.07
1 Year	-6.56

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Value Opportunities Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Value Opportunities Fund (renamed Invesco Value Opportunities Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Value Opportunities Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/25/01)	4.01%
10 Years	2.38
5 Years	5.33
1 Year	-13.92

Class B Shares
Inception (6/25/01)	3.98%
10 Years	2.59
5 Years	6.22
1 Year	-12.83

Class C Shares
Inception (6/25/01)	3.66%
10 Years	2.24
5 Years	5.80
1 Year	-10.36

Class R Shares
10 Years	2.71%
5 Years	6.28
1 Year	-9.10

Class Y Shares
Inception (3/23/05)	4.06%
10 Years	3.21
5 Years	6.82
1 Year	-8.63

Class R5 Shares
10 Years	3.21%
5 Years	7.05
1 Year	-8.56

includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.23%, 1.23%, 1.96%, 1.48%, 0.98% and 0.83%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,

Class C, Class R, Class Y and Class R5 shares was 1.24%, 1.24%, 1.97%, 1.49%, 0.99% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco Value Opportunities Fund

Invesco Value Opportunities Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of April 30, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Initial public offerings (IPO) risk. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made

8                Invesco Value Opportunities Fund

for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
■	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

■	Unseasoned issuer risk. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.
■	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The S&P 1500® Value Index combines the value stocks of the S&P 500, S&P MidCap 400 and the S&P SmallCap 600 indexes.
■	The Lipper Multi-Cap Value Funds Index is an unmanaged index considered representative of multicap value funds tracked by Lipper.
■	The S&P MidCap 400® Index is an unmanaged index considered representative of mid-sized US companies.
■	The S&P SmallCap 600® Index is a market-value weighted index considered representative of small-cap US stocks.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9 Invesco Value Opportunities Fund

Schedule of Investments(a)

April 30, 2016

	Shares	Value
Common Stocks–96.78%
Advertising–1.68%
Omnicom Group Inc.	153,955	$12,773,646

Asset Management & Custody Banks–4.98%
Affiliated Managers Group, Inc.(b)	221,800	37,776,976

Auto Parts & Equipment–5.96%
Dana Holding Corp.	1,684,800	21,784,464
Gentex Corp.	1,462,400	23,456,896
		45,241,360

Building Products–0.20%
Owens Corning	32,559	1,499,993

Construction & Engineering–5.78%
AECOM(b)	1,349,490	43,844,930

Consumer Electronics–1.91%
Harman International Industries, Inc.	188,800	14,492,288

Consumer Finance–3.66%
Synchrony Financial(b)	909,000	27,788,130

Diversified Banks–10.84%
Bank of America Corp.	1,565,566	22,794,641
Citigroup Inc.	533,121	24,672,840
JPMorgan Chase & Co.	525,464	33,209,325
Wells Fargo & Co.	31,625	1,580,617
		82,257,423

Electronic Components–6.08%
Belden Inc.	730,028	46,093,968

Electronic Equipment & Instruments–2.06%
FLIR Systems, Inc.	516,900	15,615,549

Electronic Manufacturing Services–2.57%
Flextronics International Ltd.(b)	1,606,000	19,512,900

Health Care Facilities–1.21%
Brookdale Senior Living Inc.(b)	494,962	9,136,999

Health Care Supplies–1.10%
Alere, Inc.(b)	214,425	8,362,575

Hotels, Resorts & Cruise Lines–0.57%
Carnival Corp.	88,100	4,321,305

Human Resource & Employment Services–1.92%
ManpowerGroup Inc.	189,200	14,574,076

Investment Banking & Brokerage–7.52%
E*TRADE Financial Corp.(b)	486,300	12,245,034
LPL Financial Holdings, Inc.	823,340	21,736,176
TD Ameritrade Holding Corp.	773,400	23,070,522
		57,051,732

	Shares	Value
Life & Health Insurance–7.02%
Aflac, Inc.	180,700	$12,462,879
MetLife, Inc.	426,800	19,248,680
Unum Group	629,274	21,527,464
		53,239,023

Oil & Gas Equipment & Services–4.02%
Halliburton Co.	172,600	7,130,106
Weatherford International PLC(b)	2,870,073	23,333,694
		30,463,800

Oil & Gas Exploration & Production–1.81%
Apache Corp.	253,000	13,763,200

Personal Products–2.02%
Nu Skin Enterprises, Inc.–Class A	375,064	15,291,359

Pharmaceuticals–3.01%
Endo International PLC(b)	373,100	10,073,700
Novartis AG (Switzerland)	131,100	10,004,712
Pfizer Inc.	84,700	2,770,537
		22,848,949

Property & Casualty Insurance–3.01%
AmTrust Financial Services, Inc.	918,452	22,823,532

Real Estate Services–1.65%
Realogy Holdings Corp.(b)	350,666	12,532,803

Regional Banks–5.74%
First Horizon National Corp.	788,400	11,100,672
SVB Financial Group(b)	39,200	4,087,776
Zions Bancorp.	1,031,100	28,375,872
		43,564,320

Semiconductor Equipment–2.24%
Lam Research Corp.	222,500	16,999,000

Semiconductors–2.76%
ON Semiconductor Corp.(b)	2,211,100	20,939,117

Steel–2.90%
Allegheny Technologies, Inc.	1,344,600	21,970,764

Systems Software–2.56%
Oracle Corp.	487,900	19,447,694
Total Common Stocks (Cost $762,211,747)		734,227,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Value Opportunities Fund

	Shares	Value
Money Market Funds–2.90%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	10,983,386	$10,983,386
Premier Portfolio–Institutional Class, 0.39%(c)	10,983,386	10,983,386
Total Money Market Funds (Cost $21,966,772)		21,966,772
TOTAL INVESTMENTS–99.68% (Cost $784,178,519)		756,194,183
OTHER ASSETS LESS LIABILITIES–0.32%		2,458,815
NET ASSETS–100.00%		$758,652,998

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Value Opportunities Fund

Statement of Assets and Liabilities

April 30, 2016

Assets:
Investments, at value (Cost $762,211,747)	$734,227,411
Investments in affiliated money market funds, at value and cost	21,966,772
Total investments, at value (Cost $784,178,519)	756,194,183
Foreign currencies, at value (Cost $1,266)	1,376
Receivable for:
Investments sold	10,222,676
Fund shares sold	167,471
Dividends	885,148
Investment for trustee deferred compensation and retirement plans	447,089
Other assets	61,482
Total assets	767,979,425

Liabilities:
Payable for:
Investments purchased	7,279,718
Fund shares reacquired	869,690
Accrued fees to affiliates	593,905
Accrued trustees’ and officers’ fees and benefits	2,476
Accrued other operating expenses	64,394
Trustee deferred compensation and retirement plans	516,244
Total liabilities	9,326,427
Net assets applicable to shares outstanding	$758,652,998

Net assets consist of:
Shares of beneficial interest	$793,169,597
Undistributed net investment income	546,017
Undistributed net realized gain (loss)	(7,071,677)
Net unrealized appreciation (depreciation)	(27,990,939)
$758,652,998

Net Assets:
Class A	$622,026,018
Class B	$17,104,908
Class C	$79,537,717
Class R	$16,118,578
Class Y	$21,016,249
Class R5	$2,849,528

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	53,634,974
Class B	1,500,157
Class C	7,101,445
Class R	1,395,657
Class Y	1,817,390
Class R5	245,661
Class A:
Net asset value per share	$11.60
Maximum offering price per share
(Net asset value of $11.60 ÷ 94.50%)	$12.28
Class B:
Net asset value and offering price per share	$11.40
Class C:
Net asset value and offering price per share	$11.20
Class R:
Net asset value and offering price per share	$11.55
Class Y:
Net asset value and offering price per share	$11.56
Class R5:
Net asset value and offering price per share	$11.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Value Opportunities Fund

Statement of Operations

For the year ended April 30, 2016

Investment income:
Dividends (net of foreign withholding taxes of $53,678)	$11,587,538
Dividends from affiliated money market funds (includes securities lending income of $7,926)	52,206
Total investment income	11,639,744

Expenses:
Advisory fees	5,462,769
Administrative services fees	213,111
Custodian fees	22,234
Distribution fees:
Class A	1,665,352
Class B	57,063
Class C	849,709
Class R	89,890
Transfer Agent Fees — A, B, C and Y	2,137,123
Transfer agent fees — R5	2,578
Trustees’ and officers’ fees and benefits	52,968
Registration and filing fees	91,118
Reports to shareholders	104,843
Professional services fees	49,268
Other	33,435
Total expenses	10,831,461
Less: Fees waived and expense offset arrangement(s)	(49,200)
Net expenses	10,782,261
Net investment income	857,483

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	63,846,201
Foreign currencies	61,553
63,907,754
Change in net unrealized appreciation (depreciation) of:
Investment securities	(130,111,533)
Foreign currencies	(12,054)
(130,123,587)
Net realized and unrealized gain (loss)	(66,215,833)
Net increase (decrease) in net assets resulting from operations	$(65,358,350)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	2016	2015
Operations:
Net investment income	$857,483	$7,839,847
Net realized gain	63,907,754	189,670,176
Change in net unrealized appreciation (depreciation)	(130,123,587)	(165,832,016)
Net increase (decrease) in net assets resulting from operations	(65,358,350)	31,678,007

Distributions to shareholders from net investment income:
Class A	(6,374,595)	(13,398,612)
Class B	(214,433)	(598,258)
Class C	(604,296)	(1,086,719)
Class R	(149,900)	(329,420)
Class Y	(221,282)	(496,839)
Class R5	(28,190)	(108,572)
Total distributions from net investment income	(7,592,696)	(16,018,420)

Distributions to shareholders from net realized gains:
Class A	(81,588,078)	—
Class B	(2,744,475)	—
Class C	(10,999,237)	—
Class R	(2,137,815)	—
Class Y	(2,566,931)	—
Class R5	(309,704)	—
Total distributions from net realized gains	(100,346,240)	—

Share transactions–net:
Class A	8,474,743	(67,932,974)
Class B	(6,773,271)	(12,926,619)
Class C	(1,170,332)	(9,406,607)
Class R	(806,697)	(2,910,901)
Class Y	2,873,928	5,956,049
Class R5	418,686	675,619
Net increase (decrease) in net assets resulting from share transactions	3,017,057	(86,545,433)
Net increase (decrease) in net assets	(170,280,229)	(70,885,846)

Net assets:
Beginning of year	928,933,227	999,819,073
End of year (includes undistributed net investment income of $546,017 and $7,032,311, respectively)	$758,652,998	$928,933,227

Notes to Financial Statements

April 30, 2016

NOTE 1—Significant Accounting Policies

Invesco Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they

14                         Invesco Value Opportunities Fund

convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

15                         Invesco Value Opportunities Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

16                         Invesco Value Opportunities Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2016, the Adviser waived advisory fees of $38,550.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

17                         Invesco Value Opportunities Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2016, IDI advised the Fund that IDI retained $72,179 in front-end sales commissions from the sale of Class A shares and $335, $2,444 and $2,408 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2016, the Fund incurred $21,186 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2016, the Fund engaged in securities purchases of $890,412.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,650.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco Value Opportunities Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
Ordinary income	$12,428,409	$16,018,420
Long-term capital gain	95,510,527	—
Total distributions	$107,938,936	$16,018,420

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$1,099,628
Undistributed long-term gain	8,571,375
Net unrealized appreciation (depreciation) — investments	(34,178,365)
Net unrealized appreciation (depreciation) — other investments	(6,603)
Temporary book/tax differences	(553,611)
Capital loss carryforward	(2,864,143)
Post-October deferrals	(6,584,880)
Shares of beneficial interest	793,169,597
Total net assets	$758,652,998

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$2,864,143	$—	$2,864,143

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $300,265,948 and $384,312,728, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$56,577,260
Aggregate unrealized (depreciation) of investment securities	(90,755,625)
Net unrealized appreciation (depreciation) of investment securities	$(34,178,365)

Cost of investments for tax purposes is $790,372,548.

19                         Invesco Value Opportunities Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund distribution transactions, on April 30, 2016, undistributed net investment income was increased by $248,919 and undistributed net realized gain (loss) was decreased by $248,919. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	2,354,104	$29,329,291	2,716,314	$39,457,272
Class B	38,022	469,743	36,886	531,104
Class C	337,380	4,092,825	337,383	4,782,840
Class R	143,054	1,807,758	201,018	2,906,789
Class Y	471,386	5,672,449	758,929	11,122,721
Class R5	46,312	533,045	210,209	3,034,929

Issued as reinvestment of dividends:
Class A	7,433,854	83,482,158	899,684	12,613,579
Class B	262,715	2,900,373	42,307	584,677
Class C	984,865	10,705,485	73,038	1,000,620
Class R	204,428	2,287,553	23,529	329,406
Class Y	226,316	2,530,214	31,795	443,860
Class R5	30,075	337,140	7,761	108,425

Automatic conversion of Class B shares to Class A shares:
Class A	538,406	6,646,266	635,219	9,274,242
Class B	(547,070)	(6,646,266)	(644,532)	(9,274,242)

Reacquired:
Class A	(8,893,592)	(110,982,972)	(8,885,952)	(129,278,067)
Class B	(284,478)	(3,497,121)	(331,153)	(4,768,158)
Class C	(1,326,216)	(15,968,642)	(1,072,227)	(15,190,067)
Class R	(387,712)	(4,902,008)	(425,240)	(6,147,096)
Class Y	(429,510)	(5,328,735)	(385,923)	(5,610,532)
Class R5	(35,493)	(451,499)	(169,277)	(2,467,735)
Net increase (decrease) in share activity	1,166,846	$3,017,057	(5,940,232)	$(86,545,433)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Value Opportunities Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/16	$14.45	$0.02		$(1.08)	$(1.06)	$(0.13)	$(1.66)	$(1.79)	$11.60	(6.93)%		$622,026	1.25	%(d)	1.25	%(d)	0.17	%(d)	38%
Year ended 04/30/15	14.24	0.13		0.33	0.46	(0.25)	—	(0.25)	14.45	3.29		754,084	1.22		1.23		0.88		64
Year ended 04/30/14	11.97	0.23	(e)	2.18	2.41	(0.14)	—	(0.14)	14.24	20.21		809,243	1.23		1.24		1.71	(e)	16
Year ended 04/30/13	10.24	0.12		1.72	1.84	(0.10)	(0.01)	(0.11)	11.97	18.15		749,819	1.26		1.27		1.14		15
Year ended 04/30/12	10.18	0.09		(0.03)	0.06	(0.00)	—	(0.00)	10.24	0.60		740,384	1.40		1.40		0.92		46
Class B
Year ended 04/30/16	14.24	0.02		(1.07)	(1.05)	(0.13)	(1.66)	(1.79)	11.40	(6.97	)(f)	17,105	1.25	(d)(f)	1.25	(d)(f)	0.17	(d)(f)	38
Year ended 04/30/15	14.03	0.13		0.33	0.46	(0.25)	—	(0.25)	14.24	3.34	(f)	28,912	1.22	(f)	1.23	(f)	0.88	(f)	64
Year ended 04/30/14	11.80	0.22	(e)	2.15	2.37	(0.14)	—	(0.14)	14.03	20.16	(f)	41,084	1.23	(f)	1.24	(f)	1.71	(e)(f)	16
Year ended 04/30/13	10.09	0.12		1.70	1.82	(0.10)	(0.01)	(0.11)	11.80	18.25	(f)	50,968	1.26	(f)	1.27	(f)	1.14	(f)	15
Year ended 04/30/12	10.04	0.09		(0.04)	0.05	—	—	—	10.09	0.50	(f)	67,547	1.38	(f)	1.38	(f)	0.94	(f)	46
Class C
Year ended 04/30/16	14.07	(0.07)		(1.05)	(1.12)	(0.09)	(1.66)	(1.75)	11.20	(7.57	)(f)	79,538	1.97	(d)(g)	1.97	(d)(g)	(0.55	)(d)(g)	38
Year ended 04/30/15	13.87	0.02		0.33	0.35	(0.15)	—	(0.15)	14.07	2.53	(f)	99,994	1.95	(g)	1.96	(g)	0.15	(g)	64
Year ended 04/30/14	11.67	0.13	(e)	2.13	2.26	(0.06)	—	(0.06)	13.87	19.38	(f)	107,754	1.94	(g)	1.95	(g)	1.00	(e)(g)	16
Year ended 04/30/13	9.99	0.05		1.67	1.72	(0.03)	(0.01)	(0.04)	11.67	17.26	(f)	101,772	1.96	(g)	1.97	(g)	0.44	(g)	15
Year ended 04/30/12	10.00	0.02		(0.03)	(0.01)	—	—	—	9.99	(0.10	)(f)	101,785	2.11	(g)	2.11	(g)	0.21	(g)	46
Class R
Year ended 04/30/16	14.41	(0.01)		(1.07)	(1.08)	(0.12)	(1.66)	(1.78)	11.55	(7.12)		16,119	1.50	(d)	1.50	(d)	(0.08	)(d)	38
Year ended 04/30/15	14.20	0.09		0.33	0.42	(0.21)	—	(0.21)	14.41	3.03		20,696	1.47		1.48		0.63		64
Year ended 04/30/14	11.94	0.19	(e)	2.18	2.37	(0.11)	—	(0.11)	14.20	19.91		23,247	1.48		1.49		1.46	(e)	16
Year ended 04/30/13	10.22	0.09		1.72	1.81	(0.08)	(0.01)	(0.09)	11.94	17.80		20,272	1.51		1.52		0.89		15
Year ended 04/30/12(h)	9.89	0.07		0.26	0.33	(0.00)	—	(0.00)	10.22	3.35		19,599	1.65	(i)	1.65	(i)	0.67	(i)	46
Class Y
Year ended 04/30/16	14.39	0.05		(1.08)	(1.03)	(0.14)	(1.66)	(1.80)	11.56	(6.71)		21,016	1.00	(d)	1.00	(d)	0.42	(d)	38
Year ended 04/30/15	14.21	0.16		0.33	0.49	(0.31)	—	(0.31)	14.39	3.55		22,295	0.97		0.98		1.13		64
Year ended 04/30/14	11.94	0.26	(e)	2.18	2.44	(0.17)	—	(0.17)	14.21	20.53		16,266	0.98		0.99		1.96	(e)	16
Year ended 04/30/13	10.22	0.15		1.71	1.86	(0.13)	(0.01)	(0.14)	11.94	18.39		12,799	1.01		1.02		1.39		15
Year ended 04/30/12	10.14	0.11		(0.03)	0.08	(0.00)	—	(0.00)	10.22	0.80		11,424	1.15		1.15		1.17		46
Class R5
Year ended 04/30/16	14.42	0.08		(1.09)	(1.01)	(0.15)	(1.66)	(1.81)	11.60	(6.56)		2,850	0.84	(d)	0.84	(d)	0.58	(d)	38
Year ended 04/30/15	14.25	0.19		0.33	0.52	(0.35)	—	(0.35)	14.42	3.76		2,952	0.82		0.83		1.28		64
Year ended 04/30/14	11.99	0.28	(e)	2.18	2.46	(0.20)	—	(0.20)	14.25	20.67		2,225	0.81		0.82		2.13	(e)	16
Year ended 04/30/13	10.26	0.18		1.73	1.91	(0.17)	(0.01)	(0.18)	11.99	18.82		2,029	0.73		0.74		1.67		15
Year ended 04/30/12(h)	9.85	0.14		0.27	0.41	(0.00)	—	(0.00)	10.26	4.18		4,040	0.81	(i)	0.81	(i)	1.51	(i)	46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $846,280,438 and sold of $257,706,685 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Basic Value Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $666,141, $22,825, $87,489, $17,978, $20,859 and $2,579 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.15 and 1.07%, $0.14 and 1.07%, $0.05 and 0.36%, $0.11 and 0.82%, $0.18 and 1.32% and $0.20 and 1.49% for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.23% for the years ended April 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97%, 0.98%, 0.96%, 0.95% and 0.96% for the years ended April 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Commencement date of May 23, 2011.
(i)	Annualized.

21                         Invesco Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Value Opportunities Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 22, 2016

Houston, Texas

22                         Invesco Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$974.60	$6.28	$1,018.50	$6.42	1.28%
B	1,000.00	974.10	6.28	1,018.50	6.42	1.28
C	1,000.00	970.50	9.90	1,014.82	10.12	2.02
R	1,000.00	973.40	7.51	1,017.26	7.67	1.53
Y	1,000.00	974.90	5.06	1,019.74	5.17	1.03
R5	1,000.00	976.40	4.18	1,020.64	4.27	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23                         Invesco Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$95,510,527
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$4,814,193

24                         Invesco Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Value Opportunities Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905	VK-VOPP-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the Registrant, has advised the Audit Committee of the Board of Trustees of the Registrant (the “Audit Committee”) that it identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients.

Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from an audit client or it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Pursuant to the SEC’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of one or more funds within the Invesco investment company complex may implicate the Loan Rule.

However, after evaluating the facts and circumstances related to its lending relationships, PwC informed the Audit Committee that (1) PwC’s ability to exercise objective and impartial judgment with respect to its audits of the Registrant’s financial statements was not, and will not be, impaired; (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion; and (3) PwC’s independence was not impaired and that it remained independent in conducting its audit of the Registrant’s financial statements. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders have no influence over the investment adviser to the Registrant, or the Registrant, and that the individuals at PwC who arranged the lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audit of the Registrant’s financial statements.

On June 20, 2016, the Staff of the Securities and Exchange Commission (the “SEC”) issued a “no-action” letter confirming that it would not recommend that the SEC commence enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter were substantially similar to the circumstances that called into question PwC’s independence under the Loan Rule with respect to the Registrant. PwC has confirmed that it meets the conditions of the no-action relief. The Adviser and the Registrant believe that the Registrant can rely on the relief granted in the no-action letter and continue to issue financial statements that are audited by PwC.

If, in the future, the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the no-action letter, the Registrant will need to take other actions for the Registrant’s filings containing financial statements to be compliant with applicable securities laws.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$280,550	N/A	$272,400	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$81,825	0%	$82,775	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$362,375	0%	$355,175	0%

(g) PWC billed the Registrant aggregate non-audit fees of $81,825 for the fiscal year ended 2016, and 82,775 for the fiscal year ended 2015, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Tax fees for the fiscal year end April 30, 2016 includes fees billed for reviewing and/or preparing tax compliance services. Tax fees for fiscal year end April 30, 2015 includes fees billed for reviewing and/or preparing tax compliance services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2016 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$634,963	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$3,750,000	0%	$0	0%

Total Fees(2)	$4,384,963	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2016 include fees billed related to reviewing the operating effectiveness of strategic projects.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $8,160,000 for the fiscal year ended April 30, 2016, and $4,660,000 for the fiscal year ended April 30, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $16 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 23, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Funds’ Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the SEC and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specifics (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair and/or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an Auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an Auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

Appendix I to these Procedures lists the non-audit services and the related fee ranges for such services that have been granted general pre-approval by the Audit Committee. The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that, in their view, the proposed engagement will not impair the independence of the Auditor and is consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an Auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of an Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by an Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds and/or Service Affiliate, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that would categorically impair the Auditor’s independence. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee can reasonably conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Provider’s engagement of the Funds’ Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. General Pre-Approved Non-Audit Services lists the Service Affiliate’s Covered Engagements and the related fee ranges that have been granted general pre-approval by the Audit Committee. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Funds’ Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to a Fund for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII. Compliance	with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including detail as to the nature of the engagement and the fees associated with those services.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless the Audit Committee can reasonably conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of May 25, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 25, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 8, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 8, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 8, 2016

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.